ANNUAL REPORT

1997
1997
1997
1997
1997


TRAVELERS SERIES
FUND INC.
AIM CAPITAL
APPRECIATION
PORTFOLIO

---------------------------------------------
October 31, 1997



[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

-------------------------------------------------------------------------------
AIM CAPITAL APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide the annual report of the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio ("Portfolio") for the year ended October 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Performance Update

Since the AIM Capital Appreciation Portfolio's mid-year report covering the six-months ended April 30, 1997, the Portfolio has staged a dramatic turnaround. Whereas the Portfolio's six-month total return as of April 30, 1997 was negative, we are pleased to report that the Portfolio's total return for its full fiscal year was 17.96%. In contrast, the Standard & Poor's Midcap 400 Index* ("S&P 400 Index") returned 32.67% and the Lipper Mid-Cap Fund Index** generated a total return of 22.71%.

Market Recap

There was a pronounced shift in market sentiment beginning in May 1997. Small- and mid-capitalization stocks were out of favor throughout 1996 and the first part of 1997. Yet from May through September 1997, many small- and mid-capitalization stocks either paced or outpaced large-capitalization stocks.

A number of factors contributed to this change in market sentiment. The disparity in valuations between smaller-company stocks and larger blue-chip company stocks in the Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") had become dramatic. (The S&P 500 Index is widely regarded by investors as representative of the stock market in general.) A major investment bank calculated that the spread in relative performance of the large-cap S&P 500 Index versus the small-cap Russell 2000 Index ("Russell 2000") was the widest since the Russell 2000 was introduced in 1979. (The Russell

---------------
* The S&P 400 Index is an unmanaged index made up of the common stocks of approximately 400 mid-capitalization companies.

** The unmanaged Lipper Mid-Cap Fund Index represents an average of the performance of mid-capitalization growth funds tracked by Lipper Analytical Services, Inc., a major fund-tracking organization.

2000 Index is made up of 2,000 of smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges.)

Many investment professionals doubted that large-capitalization companies could sustain the double-digit earnings growth they had reported for roughly three years running. Others pointed out that price/earnings ratios for small- and mid-cap companies were much more attractive than those of the big blue-chip companies. (The price/earnings ratio is the price of a stock divided by its latest annual earnings per share.) Moreover, a strong U.S. dollar tends to bode well for less export-dependent smaller-sized companies.

Investment Strategy

While there were few dramatic changes in the Portfolio during the period under review, we think Portfolio holdings in four sectors merit further discussion:

Technology

The Portfolio is significantly overweighted in technology, a relatively volatile sector (i.e., more than a third of Portfolio holdings versus about 17% for the S&P 400 Index). Within the technology sector, the Portfolio's two largest industry groups are semiconductor and computer software and services companies. In the semiconductor industry, the Portfolio leans toward makers of high-value, non-commodity products who enjoy a competitive edge over makers of commodity products. The Portfolio's managers believe that the computer software and services industry should profit from the so-called "millennium" problem. The special skills needed to reprogram older computers to recognize the year 2000 are already in demand, and estimates of the investment capital needed to solve this problem run as high as $400 billion dollars. Another potential bright spot in technology's future is Europe's migration to a common currency that will require vast investments in information technology. Despite these promising trends, the technology sector continues to be characterized by volatility and ongoing price cutting and faces the potentially negative effects of the recent turmoil in Asia's markets. While the Portfolio's large weighting in technology may make it somewhat more vulnerable in the short term, the managers still regard the long-term growth prospects of select technology companies to be excellent.

Health Care

Health care continues to be the Portfolio's second-largest weighting, although the Portfolio's managers are beginning to tread carefully in this area, especially with patient care providers. While continued consolidation and restructuring in this part of the industry have produced economies of scale, they have also limited the ability of any one company to dictate prices or other business terms to other companies. One positive note recently for the health care industry is the Federal Drug Administration's move toward more rapid approval of drugs and medical devices, an initiative that should reduce costs for the medical instrument and pharmaceutical industries. Compared to the S&P 400 Index, the Portfolio is relatively overweighted in health care.

Energy

The Portfolio's holdings in energy were increased during its fiscal year. The Portfolio's managers believe this sector is attractive for a number of reasons. Although oil and gas prices have been stable, energy demand is strong worldwide and will likely remain so despite the recent economic shocks in Southeast Asia. The managers think that equipment suppliers have become especially attractive as an equipment shortage has raised prices. After more than a decade of restructurings and shakeouts, the energy sector finally looks healthy. While the Portfolio's weighting in this sector is up, the managers do not think they have completely capitalized on the possibilities of this sector and the Portfolio's weighting remains below that of the S&P 400 Index.

Retailers

Portfolio holdings in this sector are down somewhat during the reporting period. Whereas a year ago the Portfolio tended to own high-visibility brand retailers, the managers at the end of its fiscal year have begun to gravitate toward discount stores selling brand-name merchandise at reduced prices which they believed were more attractive. In addition, the mail order industry has begun to firmly establish itself as a key player in the retail industry. Compared to its index, the Portfolio remains relatively overweighted in the retail sector.

Market Outlook

The Portfolio's fiscal year ended on a jarring note. The last week of the period under review was marked by wide swings in such popular market benchmarks as the Dow Jones Industrial Average ("DJIA"), which delivered the first 10% correction in the stock market since 1991. (The DJIA is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.) However, for the year as a whole, the financial markets delivered attractive returns. For example, the DJIA was up more than 25.78% for the Portfolio's fiscal year. The broader S&P 500 Index was up almost 32.10%. As noted earlier, the S&P 400 Index was up 32.67%.

The Portfolio's managers believe the outlook for the stock market is good despite the gyrations of October 1997. Solid economic fundamentals are still in place: low unemployment, subdued inflation and continued healthy economic growth (e.g., during the third quarter of 1997, the annual rate of economic growth was roughly 3.5%). In addition, not many investment professionals expect an interest rate increase since the consensus is that the Federal Reserve Board won't do anything to create more turmoil in the already rocky international markets. According to the Portfolio's managers, the future looks bright for mid-cap stocks because they have been relatively undervalued compared to large-cap stocks for so long.

In closing, thank you for investing in the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio. We look forward to continuing to help you to pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 14, 1997

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning     End       Income    Capital Gain     Total
Year Ended            of Year    of Year    Dividends  Distributions   Returns+
================================================================================
10/31/97              $10.76      $12.68      $0.01        $0.00         17.96%
--------------------------------------------------------------------------------
10/31/96               10.00       10.76       0.01         0.00          7.71
--------------------------------------------------------------------------------
10/10/95*-10/31/95     10.00       10.00       0.00         0.00          0.00++
================================================================================
Total                                         $0.02        $0.00
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

================================================================================
Year Ended 10/31/97                                                    17.96%
--------------------------------------------------------------------------------
10/10/95* through 10/31/97                                             12.33
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

================================================================================
10/10/95* through 10/31/97                                             27.06%
================================================================================

 +   Assumes the reinvestment of all dividends and capital gain distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 *   Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+

--------------------------------------------------------------------------------
                          October 1995 -- October 1997


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             AIM Capital
Date                    Appreciation Portfolio           Lipper Midcap Index
----                    ----------------------           -------------------
10/10/95                       $10,000                        $10,000
    4/96                       $10,711                        $11,727
   10/96                       $10,771                        $11,739
    4/97                       $10,582                        $11,530
10/31/97                       $12,706                        $14,180

+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1997. The Lipper Midcap Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Lipper Midcap Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 92.6%
================================================================================
Advertising -- 0.2%
     6,000  Omnicom Group, Inc.                                   $     423,750
--------------------------------------------------------------------------------
Aerospace & Defense  -- 0.1%
     9,700  BE Aerospace, Inc.+                                         272,812
--------------------------------------------------------------------------------
Airlines --  0.1%
     6,000  Southwest Airlines Co.                                      195,750
--------------------------------------------------------------------------------
Banking -- 1.3%
     9,000  Amsouth Bancorporation                                      432,562
     7,200  Bank of Boston Corp.                                        583,650
     3,800  Dime Bancorp, Inc.                                           91,200
    40,800  MBNA Corp.                                                1,073,550
     3,500  North Fork Bancorpation, Inc.                               103,031
     6,300  TCF Financial Corp.                                         358,313
--------------------------------------------------------------------------------
                                                                      2,642,306
--------------------------------------------------------------------------------
Biotechnology -- 0.1%
     3,500  Arterial Vascular Engineering, Inc.+                        185,937
--------------------------------------------------------------------------------
Broadcasting -- 0.4%
    30,800  CanWest Global Communication Corp.                          589,050
     4,545  Chancellor Media Corp.+                                     249,407
--------------------------------------------------------------------------------
                                                                        838,457
--------------------------------------------------------------------------------
Commercial Services -- 1.5%
    16,800  Comdisco, Inc.                                              530,250
     3,900  Equity Corp. International+                                  79,462
    17,050  PMT Services Inc.+                                          274,931
    17,650  Paychex Inc.                                                672,906
    47,500  Service Corp. International                               1,445,781
--------------------------------------------------------------------------------
                                                                      3,003,330
--------------------------------------------------------------------------------
Communications - Equipment and Software -- 2.6%
    19,950  CHS Electronics, Inc.+                                      487,528
    15,300  Gartner Group, Inc., Class A Shares+                        432,225
    15,400  Intel Corp.                                               1,185,800
     7,077  Mark IV Industries Inc.                                     171,617
     6,600  McKensson Corp.                                             708,262
    13,000  Quantum Corp.+                                              411,125
     7,500  Storage Technology Corp.+                                   440,156
    34,000  Sun Microsystems, Inc.+                                   1,164,500
    12,300  Valassis Communications, Inc.+                              362,850
--------------------------------------------------------------------------------
                                                                      5,364,063
--------------------------------------------------------------------------------
Computers -- 4.9%
    28,300  Adaptec Inc.+                                             1,370,781
    40,700  Bay Networks, Inc.                                        1,287,137

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Computers -- 4.9% (continued)
     5,800  Bisys Group Inc.+                                     $     180,525
     9,500  CSG Systems International Inc.+                             372,281
    25,450  Compaq Computer Corp.                                     1,622,438
     1,700  Comverse Technology, Inc.+                                   70,125
     3,500  Data General Corp.+                                          67,375
    27,900  Dell Computer Corp.+                                      2,235,487
    10,500  GTech Holdings Corp.+                                       338,625
    19,000  Iomega Corp.+                                               509,437
     3,500  MicroTouch Systems, Inc.+                                    84,437
     2,300  SMART Modular Technologies+                                 114,425
    25,400  Tech Data Corp.+                                          1,130,300
    12,800  3COM Corp.                                                  530,400
--------------------------------------------------------------------------------
                                                                      9,913,773
--------------------------------------------------------------------------------
Computer Software -- 9.6%
    11,300  Affiliated Computer Services, Class A Shares+               283,912
     2,800  America Online, Inc.+                                       215,600
     3,500  Applied Voice Technology, Inc.+                              91,000
     4,500  Aspect Development, Inc.+                                   210,375
     6,600  Autodesk, Inc.                                              244,200
    10,700  Avant! Corp.+                                               280,875
     6,500  Avid Technology, Inc.+                                      185,656
     5,000  BDM International Inc.+                                     110,625
    26,600  BMC Software Inc.                                         1,605,975
    25,775  Cadence Design Systems Inc.+                              1,372,519
     6,300  Cambridge Technology Partners, Inc.+                        229,950
    24,300  Cerner Corp.+                                               589,275
     9,900  Cisco Systems, Inc.+                                        812,109
     3,200  Citrix Systems, Inc.+                                       235,000
    13,350  Computer Associates International Inc.                      995,409
    27,500  Compuware  Corp.+                                         1,818,437
    35,200  Concord EFS, Inc.+                                        1,045,000
    12,000  DST Systems Inc.+                                           423,750
    14,000  Electronics Arts Inc.+                                      474,250
     3,500  Electronics For Imaging, Inc.+                              163,625
     5,800  First Data Corp.                                            168,563
    10,600  IDX Systems Corp.+                                          357,750
    19,200  Input/Output, Inc.+                                         514,800
     3,725  McAfee Associates Inc.+                                     185,319
    11,500  Microsoft Corp.+                                          1,495,000
    11,400  National Data Corp.                                         421,087
    27,125  Oracle Systems Corp.+                                       970,566
    21,200  Parametric Technologies Inc.+                               935,450
    15,500  Physician Computer Network Inc.+                             84,281
    27,185  Sterling Commerce Inc.+                                     902,202
     7,300  Sterling Software Inc.+                                     249,113

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Computer Software -- 9.6% (continued)
    12,800  Sungard Data Systems Inc.+                            $     302,400
    13,300  Symantec Corp.+                                             290,938
    21,300  Synopsys Inc.+                                              828,038
     5,700  Technomatrix Technology Ltd.+                               175,987
     6,750  Wind River Systems                                          259,031
--------------------------------------------------------------------------------
                                                                     19,528,067
--------------------------------------------------------------------------------
Consumer/Commercial Services -- 1.0%
    12,837  Accustaff Inc.+                                             366,657
     6,300  Central Garden & Pet Co.+                                   165,375
    16,250  Stewart Enterprises Inc., Class A Shares                    674,375
    12,200  Symbol Technologies Inc.                                    484,950
    10,800  Tyco International Ltd.                                     407,700
--------------------------------------------------------------------------------
                                                                      2,099,057
--------------------------------------------------------------------------------
Distribution -- 0.3%
    18,500  Ingram Micro Inc., Class A Shares+                          551,531
--------------------------------------------------------------------------------
Diversified -- 0.3%
     4,300  AMS Lithography Holding AV                                  314,975
    10,400  American Disposal Services, Inc.+                           366,600
--------------------------------------------------------------------------------
                                                                        681,575
--------------------------------------------------------------------------------
Drugs -- 0.1%
     3,700  Biovail Corp International+                                 106,838
--------------------------------------------------------------------------------
Electrical Equipment -- 0.3%
    14,300  Methode Electronics Inc., Class A Shares                    282,425
     6,000  Tektronix, Inc.                                             354,750
--------------------------------------------------------------------------------
                                                                        637,175
--------------------------------------------------------------------------------
Electronics -- 3.9%
     5,000  Action Performance Cos, Inc.                                128,125
    22,700  Altera Corp.+                                             1,007,313
    18,600  Arrow Electronics, Inc.+                                    527,775
    10,600  Avnet Inc.                                                  667,137
   237,575  Kent Electronics Corp.+                                     237,575
    35,200  KLA-- Tencor Corp.+                                       1,546,600
     9,600  Motorola Inc.                                               592,800
    13,400  Solectron Corp.+                                            525,950
    28,700  Teradyne Inc.+                                            1,074,456
    14,200  Texas Instruments Inc.                                    1,514,963
--------------------------------------------------------------------------------
                                                                      7,822,694
--------------------------------------------------------------------------------
Electronics - Semiconductors and Components -- 7.3%
    22,700  Analog Devices Inc.+                                        693,769
    45,000  Applied Materials, Inc.+                                  1,501,875
     1,200  ASE Test Ltd.+                                               65,700

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Electronics - Semiconductors and Components -- 7.3% (continued)
    26,200  Atmel Corp.+                                          $     677,925
    19,000  AVX Corp.                                                   420,925
    14,700  Berg Electronics Corp.+                                     343,613
     5,600  BMC Industries Inc.                                         180,250
    10,800  Burr-Brown Corp.+                                           326,700
     3,500  Computer Products, Inc.+                                     95,375
    11,300  Dallas Semiconductor Corp.                                  552,288
     6,800  Hadco Corp.+                                                376,550
     6,000  Lattice Semiconductor Corp.+                                300,375
    20,700  Linear Technology Corp.                                   1,301,513
    20,900  Maxim Integrated Products Inc.+                           1,384,625
    15,500  Micron Electronics, Inc.+                                   215,063
     3,900  Molex Inc.                                                  136,744
    34,100  National Semiconductor Corp.+                             1,227,600
    13,500  Novellus Systems Inc.+                                      600,750
    11,500  Perkin-Elmer Corp.                                          718,750
     6,800  PMC-Sierra, Inc.+                                           179,350
    10,100  Sanmina Corp.+                                              754,975
     5,300  Sawtek, Inc.+                                               180,200
    30,600  SCI Systems Inc.+                                         1,346,400
     7,200  Taiwan Semiconductor ADR                                    142,650
     4,200  Unitrode Corp.+                                             112,613
     5,800  Vitesse Semiconductors Corp.+                               251,575
    19,200  Xilinx Inc.+                                                655,200
--------------------------------------------------------------------------------
                                                                     14,743,353
--------------------------------------------------------------------------------
Entertainment and Leisure Time -- 1.4%
    14,000  Choice Hotels International, Inc.+                          245,868
     9,900  Doubletree Corp.+                                           412,087
     6,200  HFS Inc.+                                                   437,100
    20,500  Hollywood Entertainment  Corp.+                             251,125
    11,100  International Game Technology                               283,744
     8,300  MGM Grand Inc.+                                             364,163
     9,200  Promus Hotel Corp.+                                         361,100
    13,300  Regal Cinemas Inc.+                                         305,900
     4,600  Speedway Motorsports Inc.+                                  110,113
     2,700  Sun International Hotel Ltd.+                                97,200
--------------------------------------------------------------------------------
                                                                      2,868,400
--------------------------------------------------------------------------------
Financial Services -- 4.6%
    10,950  Aames Financial Corp.+                                      160,144
    10,400  Capital One Financial Corp.                                 474,500
     9,500  Capmac Holdings Inc.                                        285,000
     6,200  ContiFinancial Corp.+                                       176,313
     4,800  Equifax Inc.                                                149,100
     7,100  FIRSTPLUS Financial Group, Inc.+                            390,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Financial Services -- 4.6% (continued)
    35,500  Green Tree Financial Corp.                            $   1,495,438
    14,100  Household International Inc.                              1,596,825
     2,100  IMC Mortgage Co.+                                           364,875
    27,000  MGIC Investment Corp.                                     1,628,437
     3,700  Newcourt Credit Group, Inc.                                 128,806
    12,600  SunAmerica, Inc.                                            452,812
     6,300  SLM Holding Corp.                                           884,363
    10,700  T. Rowe Price Associates                                    708,875
    12,900  The Money Store Inc.                                        366,037
--------------------------------------------------------------------------------
                                                                      9,262,025
--------------------------------------------------------------------------------
Hospital Management -- 2.9%
     7,850  American Homepatient Inc.+                                  202,138
    14,700  Cardinal Health Inc.                                      1,091,475
    21,200  FPA Medical Management Inc.+                                511,450
    15,900  Humana Inc.+                                                333,900
     3,600  Orthodontic Centers of America, Inc.+                        62,325
    59,160  Tenet Healthcare Corp.                                    1,808,078
     4,666  Sunburst Hospitality Corp.+                                  47,243
     7,600  United Healthcare Corp.                                     351,975
    19,100  Universal Health Services Inc., Class  B Shares+            841,594
    13,000  Wellpoint Health Networks, Inc.+                            594,750
--------------------------------------------------------------------------------
                                                                      5,844,928
--------------------------------------------------------------------------------
Hospital Related -- 0.3%
    34,500  Beverly Enterprises, Inc.+                                  515,344
     4,700  Curative Technologies+                                      141,588
--------------------------------------------------------------------------------
                                                                        656,932
--------------------------------------------------------------------------------
Insurance -- 0.4%
       480  ChoicePoint Inc.+                                            17,880
    10,000  Everest Reinsurance Holdings                                376,250
     4,500  HCC Insurance Holdings, Inc.                                105,188
     5,700  Providian Corp.                                             210,900
--------------------------------------------------------------------------------
                                                                        710,218
--------------------------------------------------------------------------------
Manufacturing -- 5.7%
     3,800  Ametek Inc.                                                  89,537
    13,500  American Power Conversion Corp.+                            367,875
     7,800  Black Box Corp.+                                            319,800
     6,000  Blyth Industries, Inc.+                                     149,250
    25,000  Clayton Homes, Inc.                                         410,938
    14,000  Cognex Corp .+                                              374,500
    23,600  EMC Corp./Mass+                                           1,321,600
    18,400  Harley-Davidson Inc.                                        510,600
     4,900  Herman Miller, Inc.                                         239,487
     8,800  Hillenbrand Industries, Inc.                                376,200

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Manufacturing -- 5.7% (continued)
     3,000  HON Industries, Inc.                                  $     154,875
    13,400  Kemet Corp.+                                                291,450
    18,500  Lam Research Corp.+                                         668,312
    12,300  Leggett & Platt Inc.                                        513,525
     6,600  Lexmark International Group Inc., Class A Shares            201,713
    34,950  Microchip Technology, Inc.+                               1,393,631
     3,300  Oakwood Homes Corp.                                          86,831
    20,600  Pairgain Technologies, Inc.                                 581,950
     5,300  Pentair Inc.                                                204,712
     7,100  Precision Castparts Corp.                                   417,569
    13,800  Smith International Inc.+                                 1,052,250
    16,800  Thermo Electron Corp.+                                      626,850
    12,400  Thermo Instruments Systems Inc.+                            447,175
    14,600  Unifi, Inc.                                                 561,188
     4,500  Wabash National Corp.                                       134,438
--------------------------------------------------------------------------------
                                                                     11,496,256
--------------------------------------------------------------------------------
Medical Equipment and Information Systems -- 1.2%
    12,400  Biomet, Inc.                                                309,225
    34,092  HBO & Co.                                                 1,483,002
    10,800  Guidant Corp.                                               621,000
--------------------------------------------------------------------------------
                                                                      2,413,227
--------------------------------------------------------------------------------
Medical Products and Supplies -- 1.5%
    11,800  Dentsply International Inc.                                 334,825
    45,000  Omnicare Inc.                                             1,251,562
     5,500  Stryker Corp.                                               204,531
     6,700  Sullivan Dental Products, Inc.                              156,613
    27,200  Sybron International Corp.+                               1,091,400
--------------------------------------------------------------------------------
                                                                      3,038,931
--------------------------------------------------------------------------------
Medical Services -- 4.8%
     3,700  American Oncology Resources, Inc.+                           54,112
     5,600  Concentra Managed Care, Inc.+                               182,700
     8,800  Express Scripts Inc., Class  A Shares+                      496,100
    25,150  Health Care & Retirement Inc.+                              950,984
    67,425  Health Management Associates Inc., Class A Shares+          435,375
     8,100  Healthcare Compare Corp.+                                 1,643,484
    71,000  Healthsouth Corp.+                                        1,814,938
    13,150  Jones Medical Industries Inc.                               396,144
    13,700  Lincare Holdings Inc.+                                      734,662
    12,500  Medtronic, Inc.                                             543,750
    13,800  Oxford Health Plans, Inc.+                                  356,213
    21,850  Phycor Inc.+                                                503,916
    11,000  Physician Sales & Service, Inc.+                            269,500
    24,000  Quorum Health Group Inc.+                                   582,000
    11,166  Total Renal Care Holdings, Inc.+                            344,052

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Medical Services -- 4.8% (continued)
     2,000  Transition Systems Inc.+                              $      40,500
    17,500  Vencor Inc.+                                                472,500
--------------------------------------------------------------------------------
                                                                      9,820,930
--------------------------------------------------------------------------------
Miscellaneous -- 0.6%
    12,100  Corrections Corp. of America+                               369,050
    15,400  Fiserv Inc.+                                                689,150
     2,700  Helen Of Troy Ltd.+                                          44,888
    13,000  Sybase Inc.+                                                212,063
--------------------------------------------------------------------------------
                                                                      1,315,151
--------------------------------------------------------------------------------
Office Equipment, Products and Supplies -- 2.6%
    28,500  Danka Business Systems Corp.                              1,054,500
     9,300  Diebold, Inc.                                               409,781
    31,500  Office Depot, Inc.+                                         649,688
    12,000  Security Dynamics Tech Inc.+                                406,500
    47,350  Staples Inc.+                                             1,242,937
    43,000  Viking Office Products Inc.+                              1,029,313
     7,300  Xerox Corp.                                                 578,984
--------------------------------------------------------------------------------
                                                                      5,371,703
--------------------------------------------------------------------------------
Oil and Gas -- 5.4%
     9,500  Apache Corp.                                                399,000
    12,800  Baker Hughes Inc.                                           588,000
    13,300  BJ Services Co.+                                          1,127,175
     9,800  Burlington Resources Inc.                                   479,588
    13,100  Camco International Corp.                                   946,475
    13,700  Cooper Cameron Corp.+                                       989,825
    24,000  Elan Corp. PLC  ADR+                                      1,197,000
    14,600  Ensco International Inc.+                                   614,112
    15,200  EVI, Inc.+                                                  975,650
    26,600  Global Industries Ltd.+                                     535,325
    11,500  Global Marine Inc.+                                         357,938
     9,900  Lone Star Technologies, Inc.+                               378,056
     3,000  National-Oilwell, Inc.+                                     229,688
     2,700  Petroleum Geo-Services ADR+                                 186,975
     4,700  Pioneer Natural Resources Co.                               188,294
    19,100  Pride International, Inc.+                                  630,300
    11,000  Rowan Cos., Inc.+                                           427,625
    22,800  Santa Fe Energy Resources Inc.+                             297,825
     7,700  Veritas DGC Inc.+                                           315,219
--------------------------------------------------------------------------------
                                                                     10,864,070
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 2.5%
    13,200  Diamond Offshore Drilling, Inc.                             821,700
    18,700  Falcon Drilling Co., Inc.+                                  680,212
    11,500  Halliburton Co.                                             685,687

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Oil & Gas Drilling -- 2.5% (continued)
    20,000  Marine Drilling Co., Inc.+                            $     592,500
    22,300  Nabors Industries Inc.+                                     917,087
    13,300  Noble Drilling Corp.+                                       472,981
    20,400  Precision Drilling Corp.+                                   627,300
     5,000  Santa Fe Energy Resources, Inc.                             245,938
     1,500  St. Mary Land & Exploration Co.                              61,125
--------------------------------------------------------------------------------
                                                                      5,104,530
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.5%
     4,700  Alpharma, Inc., Class A Shares                              103,694
     7,600  Columbia Laboratories, Inc.+                                121,600
    12,800  Dura Pharmaeuticals, Inc.+                                  619,200
     7,500  Forest Labs Inc.+                                           346,876
    13,700  Mylan Laboratories Inc.                                     300,545
     5,800  Parexel International Corp.+                                209,525
     8,600  Quintiles Transnational Corp.+                              623,500
     6,400  Teva Pharmaceutical Corp.+                                  299,200
    16,000  Watson Pharmaceuticals, Inc.+                               508,000
--------------------------------------------------------------------------------
                                                                      3,132,140
--------------------------------------------------------------------------------
Restaurants -- 2.2%
    28,700  Apple South Inc.+                                           534,538
    23,200  Applebees International Inc.                                514,750
    14,000  Brinker International, Inc.+                                196,000
    16,000  Cracker Barrel Old Country Store, Inc.                      472,000
    11,800  CKE Restaurants, Inc.                                       471,262
     3,200  Foodmaker, Inc.+                                             52,600
     7,600  Outback Steakhouse Inc.+                                    205,675
    29,900  Safeway Inc.+                                             1,737,937
     9,400  Starbucks Corp.+                                            310,200
--------------------------------------------------------------------------------
                                                                      4,494,962
--------------------------------------------------------------------------------
Retail -- 11.8%
    40,700  American Stores Co.                                       1,045,481
     7,200  AutoZone, Inc.+                                             212,850
    16,300  Bed Bath & Beyond Inc.+                                     517,525
    12,500  Best Buy Co., Inc.+                                         349,220
     6,000  Callaway Golf  Co.                                          193,500
    15,350  CDW Computers Centers Inc.+                                 951,700
     1,500  Cintas Corp.                                                108,375
    41,200  Comp USA Inc.+                                            1,349,300
    35,018  Consolidated Stores Corp.+                                1,396,344
     6,000  Costco Cos, Inc.+                                           231,000
    28,750  Covance Inc.+                                               508,516
     2,658  CVS Corp.                                                   162,970
    14,100  Dayton-Hudson Corp.                                         885,656
     9,156  Dollar General Corp.                                        302,720

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Retail -- 11.8% (continued)
    12,750  Dollar Tree Stores Inc.+                              $     516,375
    10,300  Eagle Hardware & Garden, Inc.+                              175,100
     5,200  Fastenal Co.+                                               254,800
    19,900  Fred Meyer, Inc.+                                           568,394
    10,100  Gap Inc.                                                    537,194
    18,000  General Nutrition Cos.+                                     567,000
     3,600  Home Depot, Inc.                                            200,250
    20,600  Jones Apparel Group Inc.+                                 1,048,025
     7,600  Kohl's Corp.+                                               510,150
    35,000  Kroger Co.+                                               1,141,875
    17,000  Liz Clairborne Inc.                                         861,688
    17,000  Michaels Stores, Inc.+                                      511,062
    25,200  Micro Warehouse Inc.+                                       378,000
    17,600  Nautica Enterprises Inc.+                                   468,600
    10,300  Nordstrom, Inc.                                             630,875
     4,300  North Face, Inc.+                                           101,587
    10,000  Petco Animal Supplies Inc.+                                 307,500
    10,000  Polo Ralph Lauren Corp.+                                    260,000
    13,500  Quality Food Centers Inc.                                   642,938
    26,100  Rexall Sundown Inc.+                                        570,937
    17,075  Rite Aid Corp.                                            1,013,828
     9,200  Ross Stores Inc.                                            343,850
     6,000  St. John Knits, Inc.                                        241,125
     3,500  The Finish Line, Class A Shares+                             59,062
    19,650  The Mens Warehouse Inc.+                                    761,438
    14,300  Tiffany & Co.                                               564,850
    20,600  TJX Cos., Inc.                                              610,275
    19,500  Tommy Hilfiger Corp.+                                       771,469
    10,500  Toys "R" Us Inc.+                                           357,656
    10,500  Williams-Sonoma Inc.+                                       421,315
    13,075  Wolverine Worldwide Inc.                                    287,650
--------------------------------------------------------------------------------
                                                                     23,900,025
--------------------------------------------------------------------------------
Telecommunications -- 5.6%
    40,500  ADC Telecommunications Inc.+                              1,341,562
     3,300  ANADIGICS, Inc.+                                            122,100
     9,700  Billing Information Concepts+                               380,725
    10,600  Brightpoint, Inc.+                                          349,800
    16,200  Cincinnati Bell Inc.                                        437,400
    12,200  Clear Channel Communications, Inc.+                         805,200
     2,200  Ericsson LM Telephone ADR                                   973,500
    13,000  Glenayre Technologies, Inc.+                                169,000
    10,200  Jacor Communications Inc.+                                  427,126
    27,300  LCI International, Inc.+                                    706,388
     6,500  Lucent Technologies Inc.                                    535,844
     6,500  MasTec Inc.+                                                210,844

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
================================================================================
Telecommunications -- 5.6% (continued)
    26,900  Newbridge Networks Corp.+                             $   1,425,700
     6,700  Northern Telecom Ltd.                                       600,906
     3,500  REMEC Inc.+                                                  88,812
    23,900  Tellabs Inc.+                                             1,290,600
    11,800  USLD Communications Corp.+                                  233,788
    20,400  Varco International Inc.+                                 1,243,125
--------------------------------------------------------------------------------
                                                                     11,342,420
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.7%
    14,500  CIENA Corp.+                                                797,500
    36,500  DSC Communications Corp.+                                   889,687
     9,500  ECI Telecommunications Ltd.                                 262,437
    12,600  Nokia Corp. ADR                                           1,111,950
    23,600  Scientific-Atlanta, Inc.                                    438,076
--------------------------------------------------------------------------------
                                                                      3,499,650
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.5%
     7,500  Airnet Systems Inc.+                                        153,750
     7,800  Caliber System, Inc                                         406,575
    12,000  CNF Transportation Inc.                                     535,500
--------------------------------------------------------------------------------
                                                                      1,095,825
--------------------------------------------------------------------------------
Utilities -- 0.3%
    15,100  AES Corp.                                                   598,338
--------------------------------------------------------------------------------
Waste Management -- 1.1%
    17,700  US Filter Corp.+                                            710,213
    38,577  U.S.A. Waste Service Inc.+                                1,427,350
--------------------------------------------------------------------------------
                                                                      2,137,563
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $155,091,441)                                  187,978,692
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1997
--------------------------------------------------------------------------------

  FACE
  AMOUNT                         SECURITY                            VALUE
================================================================================
CONVERTIBLE BOND -- 0.1%
$  150,000  EMC Corp., 3.25% due 3/15/02 (Cost-- $203,143)        $     206,625
================================================================================
SHORT-TERM INVESTMENTS -- 7.3%
 6,740,000  U.S. Treasury Bill due 1/2/98++                           6,683,587
   196,000  U.S. Treasury Bill due 1/2/98++                             194,359
 7,960,000  Farmer Mac Discount Note, 5.65% due 11/3/97               7,957,501
--------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost -- $14,834,966)                                    14,835,447
================================================================================
            TOTAL  INVESTMENTS -- 100%
            (Cost -- $170,129,550*)                               $ 203,020,764
================================================================================

 +   Non-income producing security.

++ Security partially segregated by Custodian for open futures contracts commitments.

 *   Aggregate cost for Federal income tax purpose is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $170,129,550)                     $ 203,020,764
  Cash                                                                    1,865
  Receivable for securities sold                                        809,055
  Receivable for Fund shares sold                                       339,744
  Receivable from broker-- variation margin                             156,750
  Dividends receivable                                                   22,277
-------------------------------------------------------------------------------
  Total Assets                                                      204,350,455
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    1,286,793
  Management fees payable                                               142,709
  Accrued expenses                                                       75,359
-------------------------------------------------------------------------------
  Total Liabilities                                                   1,504,861
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 202,845,594
===============================================================================
NET ASSETS:
  Par value of capital shares                                     $         160
  Capital paid in excess of par value                               171,026,736
  Undistributed net investment income                                   322,959
  Accumulated net realized loss from
    security transactions and futures contracts                      (1,390,078)
  Net unrealized appreciation of investments and
    futures contracts                                                32,885,817
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 202,845,594
===============================================================================
Shares Outstanding                                                   15,991,259
-------------------------------------------------------------------------------
Net Asset Value                                                          $12.68
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Operations                     For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                          $ 1,251,257
  Interest (net of foreign withholding tax of $25,441)                   455,548
--------------------------------------------------------------------------------
  Total Investment Income                                              1,706,805
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                             1,294,096
  Shareholder communications                                              23,052
  Custody                                                                 18,998
  Audit and legal                                                         17,884
  Registration Fees                                                       10,000
  Directors' fees                                                          9,032
  Shareholder and system servicing fees                                    7,023
  Other                                                                    2,997
--------------------------------------------------------------------------------
  Total Expenses                                                       1,383,082
--------------------------------------------------------------------------------
Net Investment Income                                                    323,723
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain From:
    Security transactions (excluding short-term securities)              294,571
    Futures contracts                                                  2,506,815
--------------------------------------------------------------------------------
  Net Realized Gain                                                    2,801,386
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investment and Futures Contracts:
    Beginning of year                                                 10,245,486
    End of year                                                       32,885,817
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             22,640,331
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         25,441,717
--------------------------------------------------------------------------------
Increase Net Assets From Operations                                  $25,765,440
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended October 31,
--------------------------------------------------------------------------------

                                                         1997              1996
===================================================================================
OPERATIONS:
  Net investment income                              $     323,723    $     141,502
  Net realized gain (loss)                               2,801,386       (4,183,860)
  Increase in net unrealized appreciation               22,640,331       10,255,923
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                25,765,440        6,213,565
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (128,125)         (27,358)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (128,125)         (27,358)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      66,474,952      100,074,364
  Net asset value of shares issued for
    reinvestment of shares                                 128,125           27,358
  Cost of shares reacquired                             (2,299,468)      (1,465,966)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             64,303,609       98,635,756
-----------------------------------------------------------------------------------
Increase in Net Assets                                  89,940,924      104,821,963
NET ASSETS:
  Beginning of year                                    112,904,670        8,082,707
-----------------------------------------------------------------------------------
  End of year*                                       $ 202,845,594    $ 112,904,670
===================================================================================
* Includes undistributed net investment income of:        $322,959         $127,361
===================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The AIM Capital Appreciation Portfolio ("Portfolio") is a separate investment portfolio of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this portfolio and eleven other separate investment portfolios: Smith Barney Income and Growth, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) interest income is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
        AFFILIATED PERSONS

     Travelers Investment Adviser, Inc. ("TIA"), acts as investment manager of the Fund. The Portfolio pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets. This fee is calculated daily and paid monthly.

     TIA has entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such service at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

     TIA has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended October 31, 1997, SB received brokerage commissions of $857.

     All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $145,479,009
--------------------------------------------------------------------------------
Sales                                                                77,742,351
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $39,162,653
Gross unrealized depreciation                                        (6,271,439)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $32,891,214
================================================================================

     4. CAPITAL LOSS CARRYFORWARD

     At October 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $939,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                                                        2004
================================================================================
Carryforward Amounts                                                  $939,000
================================================================================

     5. LENDING OF PORTFOLIO SECURITIES

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

     At October 31, 1997, there were no securities on loan.

     6. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At October 31, 1997, the Portfolio had the following open futures contracts:

                           Expiration      # of           Basis        Market    Unrealized
                           Month/Year    Contracts        Value         Value       Loss
============================================================================================
Futures contracts to buy:
S&P 500 Index                 12/97         15         $6,935,397     $6,930,000   $(5,397)
============================================================================================

     7. OPTIONS CONTRACTS

     When a Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

     The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

     During the year ended October 31, 1997, the Portfolio did not write any covered call options.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     8. CAPITAL SHARES

     At October 31, 1997, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of the Portfolio were as follows:

                                          Year Ended             Year Ended
                                       October 31, 1997       October 31, 1996
================================================================================
Shares sold                               5,684,968              9,823,048
Shares issued on reinvestment                11,595                  2,850
Shares redeemed                            (196,083)              (143,288)
--------------------------------------------------------------------------------
Net Increase                              5,500,480              9,682,610
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                                  1997           1996(1)     1995(1)(2)
=======================================================================================
Net Asset Value, Beginning of Year               $10.76          $10.00          $10.00
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                         0.02            0.02            0.02
  Net realized and unrealized gain (loss)          1.91            0.75           (0.02)
---------------------------------------------------------------------------------------
Total Income From Operations                       1.93            0.77            --
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.01)          (0.01)           --
---------------------------------------------------------------------------------------
Total Distributions                               (0.01)          (0.01)           --
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.68          $10.76          $10.00
---------------------------------------------------------------------------------------
Total Return                                      17.96%           7.71%           0.00%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $202,846        $112,905          $8,083
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                      0.85%           0.96%           1.00%+
  Net investment income                            0.20            0.22            4.07+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                              56%             44%              6%
---------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                     $0.06           $0.06           $0.06
=======================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

(3) The Manager waived all of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.03 and the expense ratio would have been 5.95% (annualized).

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AIM Capital Appreciation Portfolio of Travelers Series Fund Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from October 10, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Appreciation Portfolio of Travelers Series Fund Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from October 10, 1995 to October 31, 1995, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP

New York, New York
December 18, 1997

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 1997:

     -- 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

TRAVELERS SERIES
FUND INC.


DIRECTORS

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart


OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary



SMITH BARNEY
---------------------------------

A Member of TravelersGroup [LOGO]


INVESTMENT MANAGER

Travelers Investment Adviser, Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


ANNUITY ADMINISTRATION

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


TRAVELERS SERIES FUND INC.

388 Greenwich Street
New York, New York 10013


IN0794 12/97



================================================================================
                                  ANNUAL REPORT
================================================================================

1997
1997
1997
1997
1997


       Travelers Series
       Fund Inc.
       Smith Barney International
       Equity Portfolio
       Smith Barney Pacific Basin
       Portfolio
       GT Global Strategic Income
       Portfolio
       ---------------------------------------------
       October 31, 1997


[LOGO] Smith Barney Funds
       Investing for your future.
       Every day.

================================================================================
             Smith Barney International Equity, Smith Barney Pacific
                 Basin and GT Global Strategic Income Portfolios
================================================================================

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolios") for the year ended October 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney International Equity Portfolio

For the year ended October 31, 1997, the Smith Barney International Equity Portfolio returned 8.73%. The Portfolio underperformed its Lipper Analytical Services Inc. ("Lipper") fund peer group average of 10.39% over the same period. (Lipper is a major fund-tracking organization.)

The Portfolio's managers pursue a "bottom-up" approach to stock investing -- namely, they look for promising companies and industries rather than trying to discover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. They seek companies growing at a premium rate to that of their local country. At the same time, they strive to maintain a risk level no higher than that of the overall international equity market through broad diversification in a variety of markets.

In the months leading to the close of the Portfolio's reporting period and through the date of this letter, the big news has been the sharp decline of Asian markets and higher market volatility in many international markets. Global equity investors have taken note of Asian economic instability and this has led to a long-awaited correction in many major equity markets. Clearly, many global multinational giants with significant Asian revenue streams, many of which have been investor favorites over the past several years, will be under a cloud until their earnings stability is confirmed.

As occurred after the Mexican peso debacle in late 1994, the Asian "Tiger" sell-off has impacted virtually all emerging and smaller equity markets. The Asian currency contagion, initially confined to Thailand, Malaysia, Indonesia and the Philippines, spread throughout the region and has shaken the foundation of the U.S. dollar-linked currency regimes in Asia. The latest victims of the plague include the Hong Kong currency (linked since 1983 to the U.S. dollar) and a spillover effect to virtually all equity markets, with emerging markets especially hard hit. In the opinion of the managers, there is still more downside risk in Asia's markets, with many investors capitulating and selling their (reduced) holdings to minimize asset value attrition. Ironically, very high interest rates necessary to stem currency pressures will achieve a key government objective of slowing the rise in Hong Kong's real estate prices and improving regional competitiveness as a service center.

Does the currency turbulence in Asia have implications beyond the local market afflicted? To be sure, there is more downside risk with respect to local equity markets, local corporate earnings and investors when currencies devalue 10%-40% and interest rates reach sky high levels in order to defend macro economic policies.

Outside Southeast Asia, the inevitable economic slowdown spells more bad news for Japan, a major exporter of goods into the region. The Japanese economy is already sluggish from a series of misguided policy initiatives (including April's sales tax increase which led to reported Gross Domestic Product ("GDP") contraction at the rate of 11% plus during second quarter 1997) and the troubles in Asian neighboring economies.

European equity markets and the Americas have been effected by Asia's problems, largely we suspect due to semi-panicked selling rather than any problems with short-term fundamentals. The Portfolio's managers continue to believe that Europe represents the best global investment opportunity because of continued corporate restructuring, benign interest rates and improved demand for stocks from both individuals and institutions.

Smith Barney Pacific Basin Portfolio

For the year ended October 31, 1997, the Smith Barney Pacific Basin Portfolio generated a total return of -17.02%. However, the Portfolio's disappointing one-year total return was better than its Lipper fund peer group average of -18.52% over the same period.

The last six months and up through the date of this letter have been a terrible time for Asian stock markets in general, with every market in the region recording losses for the period, in dollar terms. In particular, Southeast Asian stock markets, including Malaysia, Indonesia, Thailand and the Philippines, fell by 48%-56%. Disappointingly, even countries with relatively good fundamentals and well-managed blue-chip companies were affected negatively by the turmoil. For example, the Hong Kong stock market was down by 29% in October, wiping out gains for the year and leading to a 17% decline for the twelve month period. For the fiscal year, no stock markets in the Asian universe recorded gains, in dollar terms.

What went wrong in Asia during the last year? The Portfolio's managers have identified three significant trends. To start with, the crisis that began in Thailand could not be contained and spread to other countries in the Southeast region. Thailand had borrowed a lot of money and invested it into non-productive assets, particularly property. When the bubble burst, property and other asset prices plunged, the Thai Baht came under pressure and interest rates rose, leading to slower growth, rising non-performing loans and political turmoil. The Thai crisis exposed similar problems in Indonesia, the Philippines and Malaysia. While not as severe as in Thailand, current account deficits, overheated property markets and over-accumulated debt in these countries caused a sharp devaluation in their currencies and plunging stock markets. Thailand, Indonesia and the Philippines have been driven into the arms of the IMF (International Monetary Fund) and other international agencies for cash infusions to avoid wholesale defaults and bankruptcies.

The next problem: even the so-called "safe havens" such as Australia, New Zealand, Hong Kong and Singapore, were dragged down by regional turmoil. These countries have low current account deficits or even surpluses, reasonable corporate debt levels and sound economic management, yet this did not prevent their stock markets from recording big losses in October. Even China, relatively isolated from the problems of the rest of the region as it continues to implement economic restructuring, was hurt during October, with China-related shares falling sharply.

Finally, Northeast Asia developed its own contagion. Highly leveraged corporations in Korea have over-expanded capacity and are filing for bankruptcy at an accelerating rate. This development has put pressure on the Korean Won and has had negative implications for neighboring countries such as Japan and Taiwan. The combination of the three trends noted above led to a general sell-off of Asian stocks by international and global funds. It also removed any "safe harbor" for dedicated Pacific Basin portfolios as all stock markets in the region suffered losses.

Four "defensive" adjustments were made in the Pacific Basin Portfolio to cope with the developments noted above. First, the Portfolio's managers reduced their weighting in Hong Kong, deleting holdings in property and financial companies as they expect these sectors to be hardest hit by rising interest rates and declining asset prices.

Second, the managers increased their weighting in Japan, adding to select blue-chips they felt might offer some shelter from the storms in Asia. This increase in weighting is in line with their investment strategy to gradually raise exposure to Japan as they find fundamentally attractive companies.

Third, the managers increased their weighting in Singapore, with particular focus on the electronics and technology sectors, as many of these companies are benefiting from the boom in related U.S. sectors while trading at attractive levels.

Finally, the managers reduced their weighting in Malaysia because they were disappointed by the government's response to the current crisis and they are expecting that Malaysian property and financial stocks will continue to suffer.

The Portfolio's managers believe that Asian markets are close to reaching a period of stability and positive returns after a year of currency devaluations and share price declines. They are encouraged by two positive developments. First, cheaper local currencies have made Asian goods very competitive in world markets. As a result countries in the region are returning to an outward-looking economic strategy -- using trade as an engine for growth -- to jump start recovery. The managers believe this shift will hasten economic reform and guide local corporations to become more efficient. To take advantage of this development, they have increased their weighting in export-oriented companies that are benefiting from dollar revenue streams and low local currency costs. Second, according to the Portfolio's managers, value is beginning to emerge in Asian stock markets. Blue-chip companies with excellent management teams and strong track records are trading at very attractive levels as of this writing.

GT Global Strategic Income Portfolio

For the year ended October 31, 1997, the GT Global Strategic Income Portfolio returned 9.32%, and outperformed its Lipper peer group average of 4.69% over the same period. In addition, the Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index returned 4.92% over the same period. (The MSCI EAFE-GDP Weighted Index is a composite portfolio made up of the stock returns for the countries of Europe, Australia, and the Far East, and weighted based on each country's gross domestic product.)

In the third quarter of 1997, the Portfolio's managers continued to emphasize bonds from dollar-block countries such as Canada, New Zealand and Australia. These markets continue to outperform many other global bond markets because of their low inflation and slower economic growth than the U.S. In fact, Australia's bond market was the world's top performer during the third quarter of 1997 and the yield on the 10-year bond fell to a record low 5.83%. In addition, Canada was a strong performer during the reporting period.

With yields at record lows, the Japanese bond market provided investors with a return of 3.3% in local currency terms. Given the weak state of Japan's economy, the Portfolio's managers believe the probability of an interest rate increase in Japan in the coming months is remote.

The Portfolio continued to be overweighted in the European peripheral markets, where yield spreads continue to narrow. Europe's best-performing bond market in the third quarter of 1997 was the U.K., which returned 5.16%. Since the beginning of the year, the U.K. has registered the largest gains in local currency terms, rising about 11.69%. In the opinion of the managers, non-accelerating inflation has helped fuel the gains in the Gilt market. Serious efforts on the part of Italy and Spain to meet deficit and inflation targets for membership in the European Monetary Union ("EMU") helped the Italian and Spanish bond markets to be the second and third largest top European performers, respectively, during the third quarter of 1997.

Core European bond markets, such as Germany and France, remained relatively poor performers and the Portfolio was underweighted in these markets. In their view, ongoing investor concerns about rising interest rates in order to contain inflationary pressures resulted in the poor relative performance of Europe's core bond markets.

During the reporting period, the Portfolio's managers have made some important changes to the emerging markets bond holdings. They modestly raised their exposure in Latin America, mainly increasing their allocation in Mexico while reducing their holdings in Argentina bonds. In the non-Latin American bond portion of the Portfolio, the exposure to Bulgarian and Russian bonds remained unchanged while a large position was initiated in South African bonds.

The changes made to the Portfolio during the reporting period reflected the managers' belief that the impressive 1997 rally in emerging markets debt could not be expected to continue forever. In Latin America, this belief led them to increase their exposure in Mexico, a country with very modest financing needs in the coming years and which could be expected to perform better than many other emerging markets during periods of market turmoil. Due to its improving fundamentals as well as its low correlation with other emerging markets debt, they invested in South African local currency denominated debt.

Given their long-term outlook based on economic growth, monetary policy and the expected advent of monetary union in Europe, the Portfolio's managers believe that the current yields from dollar-bloc bonds are fairly valued. Their short-term investment strategy is to maintain their current emphasis in Australia and Canada because the economies of these countries are growing without much inflation. In addition, they expect to keep a fairly neutral position with respect to U.S. bonds. However, in a majority of European countries, the managers believe that many bond markets continue to be overvalued.

In the opinion of the Portfolio's managers, the volatility of the international bond markets over the coming months will continue to be driven by the unfolding Southeast Asian currency crises and the value of the U.S. dollar. They also expect that the fundamentals in many of the major emerging market economies will improve in the coming year. Moreover, they expect credit upgrades over the next one-to-two years in a number of countries including Russia, Bulgaria, Mexico, Argentina and Peru.

However, as noted, the managers caution that the impressive liquidity conditions in the global bond markets over the past few years that have helped drive spreads on emerging debt instruments to historically tight levels cannot be expected to continue indefinitely. In their opinion, this could lead to some market instability due to higher global interest rates or a sell-off in some of the major stock markets. They have therefore chosen to minimize their investments in countries with large balance of payment imbalances or onerous debt amortization schedules.

In closing, thank you for investing in the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios. We look forward to continue to help you pursue your financial goals.

Sincerely,

/s/Heath B. McLendon

Heath B. McLendon
Chairman

November 28, 1997

=================================================================================
                   Smith Barney International Equity Portfolio
---------------------------------------------------------------------------------
 Historical Performance
=================================================================================
                             Net Asset Value
                          -------------------
                          Beginning     End      Income    Capital Gain   Total
Year Ended                 of Year    of Year   Dividends  Distributions Returns+
=================================================================================
10/31/97                   $12.18     $13.23      $0.01       $0.00       8.73%
---------------------------------------------------------------------------------
10/31/96                    10.48      12.18       0.01        0.00      16.36
---------------------------------------------------------------------------------
10/31/95                    10.55      10.48       0.00        0.00      (0.66)
---------------------------------------------------------------------------------
6/16/94*-10/31/94           10.00      10.55       0.00        0.00       5.50++
=================================================================================
Total                                             $0.02       $0.00
=================================================================================

=================================================================================
                      Smith Barney Pacific Basin Portfolio
---------------------------------------------------------------------------------
 Historical Performance
=================================================================================
                             Net Asset Value
                          -------------------
                          Beginning     End       Income   Capital Gain    Total
Year Ended                 of Year    of Year   Dividends  Distributions Returns+
=================================================================================
10/31/97                   $ 9.75      $8.04      $0.06       $0.00     (17.02)%
---------------------------------------------------------------------------------
10/31/96                     8.95       9.75       0.03        0.00       9.26
---------------------------------------------------------------------------------
10/31/95                    10.10       8.95       0.00        0.00     (11.39)
---------------------------------------------------------------------------------
6/16/94*-10/31/94           10.00      10.10       0.00        0.00       1.00++
=================================================================================
Total                                             $0.09       $0.00
=================================================================================

=================================================================================
                      GT Global Strategic Income Portfolio
---------------------------------------------------------------------------------
 Historical Performance
=================================================================================
                          Net Asset Value
                       -------------------
                       Beginning     End       Income   Capital Gain     Total
Year Ended              of Year    of Year    Dividends Distributions  Returns+
=================================================================================
10/31/97                $12.45      $12.52      $0.46       $0.58        9.32%
---------------------------------------------------------------------------------
10/31/96                 10.77       12.45       0.42        0.00       20.07
---------------------------------------------------------------------------------
10/31/95                  9.95       10.77       0.10        0.00        9.37
---------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00        9.95       0.00        0.00       (0.50)++
=================================================================================
Total                                           $0.98       $0.58
=================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
 Average Annual Total Return+
================================================================================
                                      Smith Barney    Smith Barney    GT Global
                                      International     Pacific       Strategic
                                          Equity         Basin         Income
                                        Portfolio      Portfolio      Portfolio
================================================================================
Year Ended 10/31/97                        8.73%       (17.02)%         9.32%
--------------------------------------------------------------------------------
6/16/94* through 10/31/97                  8.71         (6.00)         11.13
================================================================================

================================================================================
 Cumulative Total Return+
================================================================================
                                      Smith Barney   Smith Barney     GT Global
                                      International     Pacific       Strategic
                                         Equity          Basin         Income
                                        Portfolio      Portfolio      Portfolio
================================================================================
6/16/94* through 10/31/97                 32.59%       (18.86)%        42.84%
================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

================================================================================
 Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                 Smith Barney International Equity Portfolio vs.
                          MSCI EAFE-GDP Weighted Index+
--------------------------------------------------------------------------------

                            June 1994 -- October 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           Smith Barney        Margan Stanley
                                       International Equity       EAFE-GDP
                                            Portfolio          Weighted Index
                                       --------------------    ---------------
6/16/94                                      $10,000              $10,000
10/94                                        $10,550              $10,345
4/95                                          $9,610              $10,585
10/95                                        $10,480              $10,398
4/96                                         $11,884              $11,749
10/96                                        $12,194              $11,533
4/97                                         $12,628              $12,015
10/31/97                                     $13,259              $12,546

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                               MSCI Pacific Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                             Smith Barney        MSCI Pacific
                                       Pacific Basin Portfolio       Index
                                       -----------------------   --------------
6/16/94                                       $10,000              $10,000
10/94                                         $10,100               $9,952
4/95                                           $8,760               $9,702
10/95                                          $8,950               $8,836
4/96                                          $10,260              $10,430
10/96                                          $9,779               $9,136
4/97                                          $10,264               $8,188
10/31/97                                       $8,114               $7,353

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
 Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                    GT Global Strategic Income Portfolio vs.
                         J.P. Morgan Global Bond Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                        GT Global Strategic    J.P. Morgan Global
                                        Income Portfolio      Bond Index - Unhedged
                                        -------------------   ---------------------
6/16/94                                       $10,000              $10,000
10/94                                          $9,950              $10,391
4/95                                          $10,074              $11,490
10/95                                         $10,882              $11,985
4/96                                          $11,660              $12,009
10/96                                         $13,055              $12,716
4/97                                          $13,519              $12,238
10/31/97                                      $14,284              $13,161

+ Hypothetical illustration of $10,000 invested in shares of the GT Global
  Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The J.P. Morgan Global Bond Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Schedules of Investments                                        October 31, 1997
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
STOCK -- 92.8%
================================================================================
Australia -- 2.3%
      456,697   Coca-Cola Amatil Ltd.                               $ 3,444,607
    1,000,000   Portman Mining Ltd.                                   1,586,026
--------------------------------------------------------------------------------
                                                                      5,030,633
--------------------------------------------------------------------------------
Austria -- 2.6%
       15,000   VA Technologie AG                                     2,665,924
       40,000   Wolford AG                                            2,905,729
--------------------------------------------------------------------------------
                                                                      5,571,653
--------------------------------------------------------------------------------
Belgium -- 2.2%
       25,000   Barco N.V.                                            4,822,925
--------------------------------------------------------------------------------
Brazil -- 2.7%
       30,000   Telecomunicacoes Brasileiras S.A. - Telebras ADR      3,045,000
      100,000   Uniao de Bancos Brasileiros S.A. - GDR+               2,725,000
--------------------------------------------------------------------------------
                                                                      5,770,000
--------------------------------------------------------------------------------
Cayman Islands -- 3.4%
      150,000   Santa Fe International Co.                            7,378,125
--------------------------------------------------------------------------------
Finland -- 2.0%
       50,000   Nokia OYJ Class A Shares                              4,412,500
--------------------------------------------------------------------------------
France -- 7.7%
       85,000   Companie Generale de Geopysique S/A - ADR+            2,380,000
       40,000   Edap TMS S.A. - ADR+                                    280,000
       20,000   Le Carbone-Lorraine                                   5,316,192
       70,000   Schlumberger Ltd.                                     6,125,000
       10,000   SGS - Thomson Microelectronics N.V.+                    713,169
       25,000   SGS - Thomson Microelectronics NV - NY Shares+        1,781,250
--------------------------------------------------------------------------------
                                                                     16,595,611
--------------------------------------------------------------------------------
Germany -- 8.9%
       50,000   Leica Camera AG                                       1,154,785
        7,500   ProSieben Media AG - Preferred+                         372,581
       35,000   SGL Carbon AG                                         4,992,447
       15,000   System, Anwendungen, Produkte in der
                  Datenverarbeitung Preferred                         4,484,051
       35,000   System, Anwendungen, Produkte in der
                  Datenverarbeitung Preferred ADR                     3,482,500
       10,000   Volkswagen AG Preferred                               4,607,518
--------------------------------------------------------------------------------
                                                                     19,093,882
--------------------------------------------------------------------------------
Hong Kong -- 2.8%
      897,000   China Resources Enterprise Ltd.                       2,460,237
      157,869   HSBC Holdings PLC                                     3,574,238
--------------------------------------------------------------------------------
                                                                      6,034,475
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
India -- 0.5%
      100,000   Larsen & Toubro Ltd. GDR                            $ 1,050,000
--------------------------------------------------------------------------------
Ireland -- 5.2%
      286,647   Bank of Ireland                                       3,630,954
      251,940   Greencore Group PLC                                   1,182,532
      549,998   Independent Newspapers PLC                            3,226,911
      252,127   Irish Continental Group PLC                           3,072,314
--------------------------------------------------------------------------------
                                                                     11,112,711
--------------------------------------------------------------------------------
Israel -- 3.7%
      135,000   Gilat Satellite Networks Ltd. ADR+                    4,387,500
       75,000   Teva Pharmaceutical Industries Ltd. ADR               3,506,250
--------------------------------------------------------------------------------
                                                                      7,893,750
--------------------------------------------------------------------------------
Italy -- 1.7%
    1,000,000   Telecom Italia Mobile S.p.A.                          3,697,897
--------------------------------------------------------------------------------
Japan -- 8.1%
      142,000   Canon Inc.                                            3,447,576
       59,000   Meitec                                                1,741,498
       49,000   Noritsu Koki Co. Ltd.                                 1,629,667
           85   NTT Data Corp.                                        4,063,773
       44,000   Rohm Company Ltd.                                     4,353,538
      287,000   Sumitomo Reality & Development                        2,097,556
--------------------------------------------------------------------------------
                                                                     17,333,608
--------------------------------------------------------------------------------
Malaysia -- 0.4%
      466,666   Mancon Berhad                                           523,780
      550,000   Sungei Way Holdings Berhad                              361,194
--------------------------------------------------------------------------------
                                                                        884,974
--------------------------------------------------------------------------------
Mexico -- 1.0%
      561,870   Gruma S.A. - Class B Shares+                          2,188,757
--------------------------------------------------------------------------------
Netherlands -- 7.1%
      146,512   Getronics N.V.                                        4,839,192
       82,096   Hunter Douglas N.V.                                   3,384,181
       65,793   IHC Caland N.V.                                       4,047,861
      300,000   ING Groep N.V. Warrants, Expire 3/15/01+              3,090,122
--------------------------------------------------------------------------------
                                                                     15,361,356
--------------------------------------------------------------------------------
Norway -- 5.0%
      162,900   Tomra Systems ASA                                     4,188,498
      120,000   Transocean Offshore Inc.                              6,480,000
--------------------------------------------------------------------------------
                                                                     10,668,498
--------------------------------------------------------------------------------
Singapore -- 0.7%
      200,000   Cerebos Pacific Ltd.                                    511,125
      750,000   Singapore Technologies Industrial Co.                 1,029,879
--------------------------------------------------------------------------------
                                                                      1,541,004
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
South Africa -- 1.5%
      427,000   Dimension Data Holdings Ltd.+                       $ 1,774,545
       20,340   South African Breweries Ltd.                            539,301
       31,345   South African Breweries Ltd. ADR+                       834,561
--------------------------------------------------------------------------------
                                                                      3,148,407
--------------------------------------------------------------------------------
South Korea -- 0.1%
       14,800   Korea Electric Power Corp.                              210,158
        5,200   Korea Electric Power Corp. ADR                           42,575
--------------------------------------------------------------------------------
                                                                        252,733
--------------------------------------------------------------------------------
Spain -- 1.3%
       48,000   Banco Popular Espanol S.A.                            2,836,544
--------------------------------------------------------------------------------
Sweden -- 8.2%
       50,000   Astra AB - Class A Shares                               808,369
       66,667   Astra AB - Class B Shares                             1,033,293
       75,000   Autoliv Inc.                                          2,957,813
       50,000   Munters AB+                                             507,736
      100,000   Nobel Biocare AB                                      1,296,064
       75,000   Ortivus AB - Class B Shares+                          2,605,488
       60,000   Pricer AB - Class B Shares+                           1,394,939
       75,000   Prosolvia AB - Class B Shares+                        2,585,447
      100,000   Telefonaktiebolaget LM Ericsson - Class B Shares      4,409,289
--------------------------------------------------------------------------------
                                                                     17,598,438
--------------------------------------------------------------------------------
Switzerland -- 3.9%
        3,100   Novartis AG - Registered                              4,868,447
          400   Roche Holding AG - Genuss                             3,524,778
          100   Roche Holding AG Warrants, Expire 5/5/98+                 6,445
--------------------------------------------------------------------------------
                                                                      8,399,670
--------------------------------------------------------------------------------
Thailand -- 0.2%
      300,000   Siam Marko Public Co. Ltd.+                             387,569
--------------------------------------------------------------------------------
United Kingdom -- 9.6%
      150,000   Bodycote International PLC                            2,584,516
      600,000   Boxmore International PLC                             2,761,847
      235,000   Compass Group PLC                                     2,472,792
       98,500   Hays PLC                                              1,151,264
       28,920   Misys Jersey Ltd.+                                      718,951
      126,714   Misys PLC                                             3,192,605
      303,370   PowerScreen International PLC                         3,548,321
      300,000   Serco Group PLC                                       4,162,893
--------------------------------------------------------------------------------
                                                                     20,593,189
--------------------------------------------------------------------------------
                TOTAL STOCK
                (Cost -- $167,985,427)                              199,658,909
================================================================================


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
   FACE
  AMOUNT                            SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.2%
$  15,400,000   CIBC Wood Gundy Securities, 5.590% due 11/3/97;
                Proceeds at maturity -- $15,407,174; (Fully
                collateralized by U.S. Treasury Note, 6.125%
                due 5/15/98; Market value --$15,708,664)
                (Cost -- $15,400,000)                              $ 15,400,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $183,385,427*)                            $215,058,909
================================================================================


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
STOCK -- 86.1%
================================================================================
Australia -- 5.9%
       12,500   Australia & New Zealand Banking Group Ltd. ADR       $  435,938
       53,584   Coca-Cola Amatil Ltd.                                   404,154
       40,000   Leighton Holdings Ltd.                                  148,029
--------------------------------------------------------------------------------
                                                                        988,121
--------------------------------------------------------------------------------
Hong Kong -- 15.8%
      980,000   Beijing Datang Power Generation Co. Ltd.+               494,469
      230,000   Guangdong Kelon Electric Holdings Co.                   291,610
      140,000   Guangnan Holdings                                       128,598
      370,000   Hong Kong & China Gas Co., Ltd.                         698,881
          251   HSBC Holdings PLC                                         5,683
       85,000   Hutchison Whampoa Ltd.                                  588,330
       35,000   Shanghai Industrial Holdings Ltd.                       155,767
      150,000   VTech Holdings Ltd.                                     293,033
--------------------------------------------------------------------------------
                                                                      2,656,371
--------------------------------------------------------------------------------
India -- 2.7%
       30,000   Mahindra & Mahindra Ltd. GDR(a)                         315,000
       10,000   Videsh Sanchar Nigam Ltd. GDR(a)                        138,000
--------------------------------------------------------------------------------
                                                                        453,000
--------------------------------------------------------------------------------
Indonesia -- 7.3%
       13,500   Gulf Indonesia Resources Ltd.+                          283,500
      380,000   PT Bimantara Citra                                      347,850
      200,000   PT Daya Guna Samudera                                   257,975
       69,000   PT Fiskaragung Perkasa                                   28,710
      800,000   PT Indah Kiat Pulp & Paper Corp.                        305,132
--------------------------------------------------------------------------------
                                                                      1,223,167
--------------------------------------------------------------------------------
Japan -- 30.5%
        2,700   Advantest Corp.                                         223,372
       13,000   Fuji Photo Film Co.                                     471,273
          220   H.I.S. Co. Ltd.                                           7,152
        9,000   Kinden Corp.                                            112,247
       10,000   Meitec                                                  295,169
       42,000   Minebea Co., Ltd.                                       419,057
       11,000   Murata Manufacturing Co., Ltd.                          446,329
       13,000   Noritsu Koki Co. Ltd.                                   432,361
        5,000   Rohm Co. Ltd.                                           494,720
        6,000   Seven-Eleven Japan Co., Ltd.                            448,990
        2,800   Shohkoh Fund & Co., Ltd.                                907,957
        4,800   Sony Corp.                                              398,703
       64,000   Sumitomo Realty & Development Co.                       467,748
--------------------------------------------------------------------------------
                                                                      5,125,078
--------------------------------------------------------------------------------
Malaysia -- 3.9%
      141,500   Hap Seng Consolidated Berhad                            221,754
      116,000   Kuala Lumpur Kepong Berhad                              277,015

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                            SECURITY                           VALUE
================================================================================
Malaysia -- 3.9% (continued)
       90,000   Muhibbah Engineering Berhad                          $  155,821
--------------------------------------------------------------------------------
                                                                        654,590
--------------------------------------------------------------------------------
Singapore -- 12.2%
        7,000   Creative Technology Ltd.+                               178,004
      135,000   Datacraft Asia Ltd.                                     307,800
       56,000   Elec & Eltek International Holdings Ltd.+               403,200
      425,000   GPE Industries Ltd.                                     299,625
      287,000   Lindeteves-Jacoberg Ltd.                                310,172
       60,000   Parkway Holdings Ltd.                                   151,812
      115,000   Venture Manufacturing Ltd.                              394,787
--------------------------------------------------------------------------------
                                                                      2,045,400
--------------------------------------------------------------------------------
South Korea -- 2.7%
        5,148   LG Information & Communication Ltd.                     294,537
        4,035   Samsung Electronics Co.                                 160,618
--------------------------------------------------------------------------------
                                                                        455,155
--------------------------------------------------------------------------------
Thailand -- 5.1%
      119,700   Circuit Electronic Industries PLC                       105,038
       40,000   Delta Electronics PLC                                   331,505
      100,100   GSS Array Technology PLC+                               197,638
       32,000   K.R. Precision PLC                                      234,004
--------------------------------------------------------------------------------
                                                                        868,185
--------------------------------------------------------------------------------
                TOTAL STOCK
                (Cost -- $15,312,472)                                14,469,067
================================================================================
    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
CONVERTIBLE BONDS -- 2.8%
Taiwan -- 2.8%
   $  100,000   Primax Electronics Ltd., 0.500% due 9/30/04(a)           91,500
      400,000   Siliconware Precision Industries, 0.500%
                due 7/21/04(a)                                          380,000
--------------------------------------------------------------------------------
                TOTAL CONVERTIBLE BONDS
                (Cost -- $500,000)                                      471,500
================================================================================
                SUB-TOTAL INVESTMENTS
                (Cost -- $15,812,472)                                14,940,567
================================================================================
REPURCHASE AGREEMENT -- 11.1%
    1,877,000   CIBC Wood Gundy, 5.590% due 11/3/97;
                Proceeds at maturity -- $1,877,874; (Fully
                collateralized by U.S. Treasury Note, 6.125%
                due 5/15/98; Market value -- $1,914,835)
                (Cost -- $1,877,000)                                  1,877,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $17,689,472*)                              $16,817,567
================================================================================


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
BONDS -- 80.2%
Argentina -- 2.1%
       39,000   Acindar Industry, 11.250% due 2/15/04                $   38,610
      100,000   Industrias Metalurgicas Pescarmona SA, 9.500%
                   due 5/31/02(a)                                        94,500
      344,000   Republic of Argentina, 11.000% due 10/9/06              338,014
      171,000   Republic of Argentina, 11.375% due 1/30/17              163,066
--------------------------------------------------------------------------------
                                                                        634,190
--------------------------------------------------------------------------------
Australia -- 2.1%
      800,000   Australian Government, 7.500% due 9/15/09               634,898
--------------------------------------------------------------------------------
Brazil -- 0.8%
      340,000   Republic of Brazil Par Z-L, 5.250% due 4/15/24(b)       229,862
--------------------------------------------------------------------------------
Bulgaria -- 1.9%
      322,000   Bulgaria FLIRB Series A, 2.250% due 7/28/12(b)          175,490
      614,000   Bulgaria IAB Series PDI, 6.688% due 7/28/11(b)          401,789
--------------------------------------------------------------------------------
                                                                        577,279
--------------------------------------------------------------------------------
Canada -- 2.5%
      770,000   Government of Canada, 8.750% due 12/1/05                664,856
       86,000   Pacalta Resources Ltd. Series B, 10.750% due 6/15/04     85,785
--------------------------------------------------------------------------------
                                                                        750,641
--------------------------------------------------------------------------------
China -- 1.0%
      100,000   Greater Beijing First, 9.500% due 6/15/07(a)             91,125
      224,000   Panda Global Energy Co., 12.500% due 4/15/04            210,560
--------------------------------------------------------------------------------
                                                                        301,685
--------------------------------------------------------------------------------
Costa Rica -- 0.3%
      100,000   Banco Central Costa Rica Series A, 6.250% due 5/21/10    87,000
--------------------------------------------------------------------------------
Denmark -- 0.9%
    1,800,000   Realkredit Danmark, 6.000% due 10/1/26                  254,026
--------------------------------------------------------------------------------
Dominican Republic -- 0.3%
       78,000   Tricom S.A., 11.375% due 9/1/04(a)                       77,220
--------------------------------------------------------------------------------
Ecuador -- 0.9%
      364,000   Ecuador Discount Bond, 6.688% due 2/28/25(b)            255,710
--------------------------------------------------------------------------------
France -- 0.9%
    1,400,000   Government of France, 7.250% due 4/25/06                272,265
--------------------------------------------------------------------------------
Germany -- 9.6%
    1,474,000   Bundesrepublik Deutscheland, 8.250% due 9/20/01         955,860
    2,025,000   Bundesrepublik Deutscheland, 6.000% due 1/5/06        1,212,812
      520,000   Federal National Mortgage Association Global Bond,
                  5.000% due 2/16/01                                    303,793
      530,000   Treuhandanstalt, 7.125% due 1/29/03(c)                  335,411
--------------------------------------------------------------------------------
                                                                      2,807,876
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

=============================================================================================
Schedules of Investments (continued)                                         October 31, 1997
=============================================================================================
                              GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                                        VALUE
=============================================================================================
Hong Kong -- 0.6%
      100,000   GS Superhighway Holdings, 9.875% due 8/15/04(a)                 $     93,750
      100,000   Road King Infrastructure, 9.500% due 7/15/07                          93,250
---------------------------------------------------------------------------------------------
                                                                                     187,000
---------------------------------------------------------------------------------------------
Indonesia -- 1.3%
      146,000   DGS International Finance Co. BV, 10.000% due 6/1/07(a)              134,685
       64,000   Pratama Datakom Asia BV, 12.750% due 7/15/05(a)                       56,320
      131,000   Tata Electric Co., 8.500% due 8/19/17(a)                             114,363
       87,000   Tjiwi Kimia Finance Mauritius Ltd., 10.000% due 8/1/04(a)             77,648
---------------------------------------------------------------------------------------------
                                                                                     383,016
---------------------------------------------------------------------------------------------
Italy -- 5.1%
1,480,000,000   Buoni Poliennali Del Tes, 9.500% due 2/01/99                         913,753
  950,000,000   Buoni Poliennali Del Tes, 7.250% due 11/1/26                         602,831
---------------------------------------------------------------------------------------------
                                                                                   1,516,584
---------------------------------------------------------------------------------------------
Jamaica -- 0.1%
       37,000   Mechala Group, 12.750% due 12/30/99                                   35,890
---------------------------------------------------------------------------------------------
Mexico -- 9.5%
       59,000   Copamex, 11.375% due 4/30/04(a)                                       63,278
      100,000   Dine S.A. DE CV, 8.750% due 10/15/07(a)                               94,500
      100,000   Fideicomiso Petacalco Trust, 10.160% due 12/23/09                    100,000
      165,000   Hylsa S.A. DE CV, 9.250% due 9/15/07                                 158,400
      132,000   Petroleos Mexicanos, 8.850% due 9/15/07(a)                           126,885
      264,000   Petroleos Mexicanos, 9.500% due 9/15/27(a)                           242,220
       50,000   TV Azteca S.A. DE CV, 10.500% due 2/15/07(a)                          50,933
      916,000   United Mexican States Series A, 6.693% due 12/31/19(b)               818,721
    1,066,000   United Mexican States, 11.500% due 5/15/26                         1,170,536
      510,000   United Mexican States Value Recovery Rights, Expire 6/30/03+               0
---------------------------------------------------------------------------------------------
                                                                                   2,825,473
---------------------------------------------------------------------------------------------
Netherlands -- 1.1%
      650,000   Netherlands Government, 5.750% due 2/15/07                           339,117
---------------------------------------------------------------------------------------------
New Zealand -- 2.4%
      500,000   Federal National Mortgage Association Global Bond,
                  7.250% due 6/20/02                                                 310,730
      600,000   New Zealand Goverment, 8.000% due 4/15/04                            401,000
---------------------------------------------------------------------------------------------
                                                                                     711,730
---------------------------------------------------------------------------------------------
Nigeria -- 1.1%
      500,000   Central Bank of Nigeria Par, 6.250% due 11/15/20                     327,500
          500   Central Bank of Nigeria Warrants, Expire 11/15/20+                         0
---------------------------------------------------------------------------------------------
                                                                                     327,500
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
Panama -- 2.6%
   883,000   Panama Interest Reduction, 3.750% due 7/17/14(b)        $   619,760
   160,000   Republic of Panama, 7.875% due 2/13/02(a)                   152,400
--------------------------------------------------------------------------------
                                                                         772,160
--------------------------------------------------------------------------------
Peru -- 0.6%
   292,000   Peru Past Due Interest, 4.000% due 3/7/17(b)                166,440
--------------------------------------------------------------------------------
Russia -- 5.2%
    95,000   Ministry Finance Russia, 3.000% due 5/14/06(a)               53,200
   160,000   Ministry Finance Russia, 3.000% due 5/14/11(a)               76,200
    65,000   Mosenergo Finance BV, 8.375% due 10/9/02(a)                  57,200
 1,170,000   Vnesheconombank Loan Agreement(d)+                        1,040,575
   466,000   Vnesheconombank Loan Agreement Assignment(d)+               299,863
--------------------------------------------------------------------------------
                                                                       1,527,038
--------------------------------------------------------------------------------
South Africa -- 2.7%
   124,000   Electricity Supply Comm., 11.000% due 6/1/08                 20,613
 4,200,000   Republic of South Africa, 13.000% due 8/31/10               794,338
--------------------------------------------------------------------------------
                                                                         814,951
--------------------------------------------------------------------------------
Spain -- 1.6%
55,000,000   Government of Spain, 10.500% due 10/30/03                   470,637
--------------------------------------------------------------------------------
Sweden -- 1.5%
 3,000,000   Swedish Government, 8.000% due 8/15/07                      447,475
--------------------------------------------------------------------------------
United Kingdom -- 4.9%
   290,000   United Kingdom Conversion, 9.500% due 4/18/05               566,539
   200,000   United Kingdom Treasury, 7.000% due 6/07/02                 339,781
   305,000   United Kingdom Treasury, 7.500% due 12/07/06                542,780
--------------------------------------------------------------------------------
                                                                       1,449,100
--------------------------------------------------------------------------------
United States -- 15.7%
    95,000   Chase Manhattan, 6.250% due 1/15/06                          93,309
   680,782   Federal National Mortgage Association Pass Through,
             7.000% due 3/1/04                                           689,714
   330,000   General Motors Acceptance Corp., 6.625% due 10/15/05        331,815
 1,300,000   Government National Mortgage Association Pass Through,
             6.500% due 11/15/27(e)                                    1,284,153
   389,000   U.S. Treasury Note, 5.875% due 9/30/02                      390,700
   850,000   U.S. Treasury Note, 6.500% due 10/15/06(c)                  883,227
   380,000   U.S. Treasury Bond, 6.875% due 8/15/25(c)                   412,665
   566,000   U.S. Treasury Bond, 6.375% due 8/15/27                      583,223
--------------------------------------------------------------------------------
                                                                       4,668,806
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
Venezuela -- 0.9%
   322,000   Republic of Venezuela, 6.750% due 3/31/20               $   269,571
     1,250   Republic of Venezuela - Oil Warrants, Expire 4/15/20+             0
--------------------------------------------------------------------------------
                                                                         269,571
--------------------------------------------------------------------------------
             TOTAL BONDS
             (Cost -- $23,820,300)                                    23,795,140
================================================================================
CONVERTIBLE BONDS -- 0.4%
================================================================================
Russia -- 0.3%
    72,000   Lukinter Finance, 3.500% due 5/6/02(a)                       96,841
--------------------------------------------------------------------------------
China -- 0.1%
    21,000   Huaneng Power International PLC, 1.750% due 5/21/04          19,762
--------------------------------------------------------------------------------
             TOTAL CONVERTIBLE BONDS
             (Cost -- $94,142)                                           116,603
================================================================================
COMMERCIAL PAPER -- 4.4%
   800,000   Ford Motor Credit Corp. due 11/19/97                        797,808
   500,000   General Electric Co. due 11/19/97                           498,630
--------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (Cost -- $1,296,438)                                      1,296,438
================================================================================
  CONTRACTS                          SECURITY                           VALUE
================================================================================
OPTIONS -- 0.1%
 1,694,000   Brazil DCB Call @ 82.250, Expire 1/12/98
             (Cost -- $30,492)                                            12,359
================================================================================
             SUB-TOTAL INVESTMENTS
             (Cost -- $25,241,372)                                    25,220,540
================================================================================


                       See Notes to Financial Statements.

=============================================================================================
Schedules of Investments (continued)                                         October 31, 1997
=============================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

   FACE
   AMOUNT                            SECURITY                                       VALUE
=============================================================================================
REPURCHASE AGREEMENT -- 14.9%
$4,425,000   CIBC Wood Gundy Securities, 5.590% due 11/3/97; Proceeds at
             maturity -- $4,427,061; (Fully collateralized by U.S. Treasury
             Bill due 5/15/98; Market value -- $4,513,688) (Cost --
             $4,425,000)                                                         $ 4,425,000
=============================================================================================

             TOTAL INVESTMENTS -- 100%
             (Cost --  $29,666,372*)                                             $29,645,540
=============================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Represents current rate on floating rate security.
(c) Security is segregated by the Custodian for open forward foreign currency contracts and/or for securities traded on a "to-be-announced" basis.
(d)  Security is in default.
(e) Security is traded on a "to-be-announced" basis (See Note 11). + Non-income producing security.
++   Represents local currency.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

===================================================================================================
Statements of Assets and Liabilities                                               October 31, 1997
===================================================================================================
                                                 Smith Barney     Smith Barney        GT Global
                                                International        Pacific          Strategic
                                                    Equity            Basin             Income
                                                  Portfolio         Portfolio          Portfolio
===================================================================================================
ASSETS:
  Investments, at value
    (Cost -- $167,985,427, $15,812,472
      and $25,241,372, respectively)            $ 199,658,909     $  14,940,567     $  25,220,540
  Repurchase Agreement, at value
    (Cost -- $15,400,000, $1,877,000
      and $4,425,000, respectively)                15,400,000         1,877,000         4,425,000
  Foreign currency (Cost -- $4,689, $59,992
    and $393, respectively)                             4,744            58,150               395
  Cash                                                 73,499           105,898           202,162
  Receivable for securites sold                     1,714,749           183,121           185,515
  Receivable for Fund shares sold                   5,021,113         1,600,026             2,692
  Receivable for open forward foreign
    currency contracts                                  4,757               384           257,035
  Dividends and interest receivable                   184,472            25,290           503,948
  Other receivables                                        --                --           223,680
-------------------------------------------------------------------------------------------------
  Total Assets                                    222,062,243        18,790,436        31,020,967
-------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                  2,653,356           478,307         1,418,716
  Management fees payable                             174,007            14,086            20,217
  Payable for open forward foreign
    currency contracts                                  6,403                --           303,273
  Payable for Fund shares purchased                         2                --                --
  Accrued expenses                                    191,082            73,472            47,070
-------------------------------------------------------------------------------------------------
  Total Liabilities                                 3,024,850           565,865         1,789,276
-------------------------------------------------------------------------------------------------
Total Net Assets                                $ 219,037,393     $  18,224,571     $  29,231,691
=================================================================================================
NET ASSETS:
  Par value of capital shares                   $         166     $          23     $          23
  Capital paid in excess of par value             190,944,836        21,448,642        26,174,333
  Undistributed (overdistributed) net
    investment income                                      --           (56,369)        1,616,547
  Accumulated net realized (gain) loss from
    security transactions, options, futures
    contracts and foreign currencies               (3,575,165)       (2,305,826)        1,505,304
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies          31,667,556          (861,899)          (64,516)
-------------------------------------------------------------------------------------------------
Total Net Assets                                $ 219,037,393     $  18,224,571     $  29,231,691
=================================================================================================
Shares Outstanding                                 16,556,698         2,267,264         2,334,911
-------------------------------------------------------------------------------------------------
Net Asset Value                                 $       13.23     $        8.04     $       12.52
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

========================================================================================================
Statements of Operations                                             For the Year Ended October 31, 1997
========================================================================================================
                                                 Smith Barney                Smith Barney     GT Global
                                                International                  Pacific        Strategic
                                                   Equity                        Basin         Income
                                                  Portfolio                   Portfolio       Portfolio
========================================================================================================
INVESTMENT INCOME:
  Dividends                                    $  1,911,076                $    217,298     $      1,554
  Interest                                          346,877                      50,111        1,802,040
  Less: Foreign withholding tax                    (179,771)                    (15,769)          (8,308)
--------------------------------------------------------------------------------------------------------
  Total Investment Income                         2,078,182                     251,640        1,795,286
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                        1,692,179                     175,112          201,225
  Custody                                           127,568                      48,993           31,529
  Shareholder communications                         26,978                       4,570            1,220
  Audit and legal                                    21,756                      19,333           18,684
  Directors' fees                                    11,406                       3,938            4,683
  Shareholder and system servicing fees               8,307                       7,683            7,392
  Registration fees                                   2,505                         908            1,107
  Other                                              11,840                       6,633            4,769
--------------------------------------------------------------------------------------------------------
  Total Expenses                                  1,902,539                     267,170          270,609
--------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                        175,643                     (15,530)       1,524,677
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES
(NOTES 3, 5, 6 AND 7):
  Realized Gain (Loss) From:
    Security transactions
      (excluding short-term securities)          (2,625,608)                 (1,549,531)       1,543,386
    Options                                              --                          --           88,995
    Futures contracts                                    --                          --          (10,088)
    Foreign currency transactions                  (226,181)                    (40,221)           9,967
--------------------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                       (2,851,789)                 (1,589,752)       1,632,260
--------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currencies:
    Beginning of year                            15,538,528                     813,420        1,048,593
    End of year                                  31,667,556                    (861,899)         (64,516)
--------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized
    Appreciation (Depreciation)                  16,129,028                  (1,675,319)      (1,113,109)
--------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments, Options,
   Futures Contracts and Foreign Currencies      13,277,239                     519,151
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   From Operations                             $ 13,452,882                $ (3,280,601)    $  2,043,828
========================================================================================================


                       See Notes to Financial Statements.

=====================================================================================
Statements of Changes in Net Assets
=====================================================================================
                                                           Years Ended October 31,
                                                      -------------------------------
Smith Barney International Equity Portfolio                  1997            1996
=====================================================================================
OPERATIONS:
  Net investment income                               $     175,643     $     224,890
  Net realized gain (loss)                               (2,851,789)          303,917
  Increase in net unrealized appreciation                16,129,028        12,631,849
-------------------------------------------------------------------------------------
  Increase in Net Assets
    From Operations                                      13,452,882        13,160,656
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    (160,617)          (75,105)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          (160,617)          (75,105)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                      155,537,213        78,935,547
  Net asset value of shares issued
    for reinvestment of dividends                           160,617            75,105
  Cost of shares reacquired                             (93,275,280)       (2,312,077)
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                              62,422,550        76,698,575
-------------------------------------------------------------------------------------
Increase in Net Assets                                   75,714,815        89,784,126
NET ASSETS:
  Beginning of year                                     143,322,578        53,538,452
-------------------------------------------------------------------------------------
  End of year*                                        $ 219,037,393     $ 143,322,578
=====================================================================================
* Includes undistributed net investment income of:               --     $     159,473
=====================================================================================


                       See Notes to Financial Statements.

=====================================================================================
Statements of Changes in Net Assets (continued)
=====================================================================================
                                                            Years Ended October 31,
                                                        -----------------------------
Smith Barney Pacific Basin Portfolio                         1997             1996
=====================================================================================
OPERATIONS:
  Net investment income (loss)                          $    (15,530)    $     61,542
  Net realized loss                                       (1,589,752)        (335,117)
  (Increase) decrease in net unrealized depreciation      (1,675,319)       1,008,150
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net
    Assets From Operations                                (3,280,601)         734,575
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                     (111,296)         (25,705)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           (111,296)         (25,705)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                        38,889,543       12,262,188
  Net asset value of shares issued
    for reinvestment of dividends                            111,296           25,705
  Cost of shares reacquired                              (34,041,446)      (3,461,355)
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                4,959,393        8,826,538
-------------------------------------------------------------------------------------
Increase in Net Assets                                     1,567,496        9,535,408

NET ASSETS:
  Beginning of year                                       16,657,075        7,121,667
-------------------------------------------------------------------------------------
  End of year*                                          $ 18,224,571     $ 16,657,075
=====================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                          $    (56,369)    $    110,678
=====================================================================================


                       See Notes to Financial Statements.

=====================================================================================
Statements of Changes in Net Assets (continued)
=====================================================================================
                                                            Years Ended October 31,
                                                        -----------------------------
GT Global Strategic Income Portfolio                          1997             1996
=====================================================================================
OPERATIONS:
  Net investment income                                 $  1,524,677     $    943,615
  Net realized gain                                        1,632,260          857,613
  (Increase) decrease in net unrealized depreciation      (1,113,109)         812,287
-------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                   2,043,828        2,613,515
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (782,233)        (385,932)
  Net realized gains                                        (963,673)              --
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (1,745,906)        (385,932)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                        10,442,393        9,268,494
  Net asset value of shares issued
    for reinvestment of dividends                          1,746,011          385,932
  Cost of shares reacquired                               (2,406,873)      (1,126,715)
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                9,781,531        8,527,711
-------------------------------------------------------------------------------------
Increase in Net Assets                                    10,079,453       10,755,294
NET ASSETS:
  Beginning of year                                       19,152,238        8,396,944
-------------------------------------------------------------------------------------
  End of year*                                          $ 29,231,691     $ 19,152,238
=====================================================================================
* Includes undistributed net investment income of:      $  1,616,547     $    756,823
=====================================================================================


                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1.   SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Income and Growth, Smith Barney Money Market, TBC Managed Income and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the

================================================================================
Notes to Financial Statements (continued)
================================================================================

character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of Smith Barney International Equity Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of net investment loss amounting to $51,682 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. Travelers Investment Adviser, Inc., ("TIA"), an affiliate of SBMFM, acts as the investment manager of the GT Global Strategic Income Portfolio ("GTGSI"). SBIE and SBPB pay SBMFM a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio, respectively. GTGSI pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

     TIA has entered into a subadvisory agreement with Chancellor LGT Asset Management, Inc. ("LGT"). Pursuant to the subadvisory agreement, LGT is responsible for the day-to-day portfolio operations and investment decisions for GTGSI and is compensated for such services. TIA pays LGT a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     TIA has entered into a sub-administrative services agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. SB also acts as broker for certain portfolio transactions. For the year ended October 31, 1997, SB received brokerage commissions of $6,500 for SBIE and SBPB.

     All officers and one Director of the Fund are employees of SB.

     3.   INVESTMENTS

     For the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                            SBIE          SBPB         GTGSI
=============================================================================
Purchases                             $115,293,776   $31,104,418  $41,087,254
-----------------------------------------------------------------------------
Sales                                   68,308,369    28,261,989   34,368,812
=============================================================================

     At October 31, 1997, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                            SBIE          SBPB         GTGSI
==============================================================================
Gross unrealized appreciation         $ 45,867,785    $  898,679  $   973,455
Gross unrealized depreciation          (14,194,303)   (1,770,584)    (994,287)
------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                     $ 31,673,482    $ (871,905) $   (20,832)
==============================================================================

     4.   CAPITAL LOSS CARRYFORWARD

     At October 31, 1997, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $3,572,000 and $2,306,000 for SBIE and SBPB, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                    2003         2004         2005
==============================================================================
SBIE                                      $947,000           --    $2,625,000
------------------------------------------------------------------------------
SBPB                                       305,000     $452,000     1,549,000
==============================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     5.   FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1997, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                  Local       Market    Settlement  Unrealized
Foreign Currency                Currency       Value       Date     Gain (Loss)
===============================================================================
Smith Barney International Equity

To Sell:
NLG      Dutch Guilder           282,404    $  145,543   11/3/97     $    (921)
NLG      Dutch Guilder         1,307,626       673,913   11/3/97        (5,040)
NLG      Dutch Guilder         1,121,948       578,254   11/4/97           405
-------------------------------------------------------------------------------
                                                                        (5,556)
-------------------------------------------------------------------------------
To Buy:
GBP      British Pound           108,684       182,229   11/3/97         1,302
GBP      British Pound            65,305       109,486   11/5/97           395
GBP      British Pound           256,822       430,571   11/5/97           830
GBP      British Pound            31,570        52,928   11/5/97           181
GBP      British Pound           157,858       264,642   11/6/97           925
GBP      British Pound           279,625       468,780   11/6/97          (290)
GBP      British Pound           160,120       267,920   11/7/97          (152)
SEK      Swedish Krona         1,223,359       163,476   11/3/97           433
SEK      Swedish Krona         1,548,030       206,861   11/3/97           286
-------------------------------------------------------------------------------
                                                                         3,910
-------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                           $(1,646)
===============================================================================
Smith Barney Pacific Basin
To Buy:
Singapore Dollar                 289,044    $  183,671   11/3/97        $  384
===============================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

                                  Local         Market   Settlement  Unrealized
Foreign Currency                Currency        Value      Date      Gain (Loss)
================================================================================
GT Global Strategic Income

To Sell:
Australian Dollar                525,000    $  370,117   11/6/97     $  15,821
Australian Dollar                530,000       373,642   11/6/97        (7,142)
Canadian Dollar                  400,000       283,973   11/6/97         5,358
Canadian Dollar                   61,602        43,733   11/6/97           917
Danish Krone                   2,600,000       397,011   11/6/97       (22,911)
Dutch Guilder                    660,000       340,206   11/6/97       (18,475)
German Deutschemark              823,655       478,731   11/6/97       (11,512)
German Deutschemark              267,342       155,386   11/6/97        (3,297)
German Deutschemark              586,146       340,684   11/6/97        (8,192)
German Deutschemark            1,060,000       616,101   11/6/97       (28,192)
German Deutschemark            1,227,621       713,527   11/6/97       (28,585)
German Deutschemark              525,780       305,598   11/6/97       (12,739)
German Deutschemark              600,000       348,736   11/6/97       (19,247)
German Deutschemark              393,959       229,540    2/5/98        (4,959)
British Pound                    180,000       301,763   11/6/97       (17,003)
British Pound                    230,000       383,775    2/5/98       (14,441)
Italian Lira               1,200,000,000       709,858   11/6/97       (40,954)
New Zealand Dollar             1,120,000       698,397   11/6/97        11,010
South African Rand             2,620,800       531,161   1/30/98       (11,676)
Spanish Peseta                69,500,000       478,158   11/6/97       (28,902)
Swedish Krone                  2,300,000       307,378   11/6/97       (17,705)
--------------------------------------------------------------------------------
                                                                      (262,826)
--------------------------------------------------------------------------------
To Buy:
Australian Dollar                180,000       126,897   11/6/97        (4,341)
Danish Krone                   1,500,000       229,045   11/6/97         5,788
Danish Krone                   1,100,000       168,312    2/5/98        (1,206)
Dutch Guilder                    660,000       341,297    2/5/98         7,040
German Deutschemark            3,547,600     2,067,005    2/5/98       107,005
German Deutschemark              275,346       160,430    2/5/98         5,117
German Deutschemark            1,947,957     1,134,975    2/5/98        34,975
German Deutschemark            1,224,650       713,540    2/5/98        13,540
British Pound                    180,000       300,345    2/5/98        10,599
Italian Lira               1,200,000,000       707,380    2/5/98        28,071
Spanish Peseta                69,500,000       478,650    2/5/98        11,794
Swedish Krone                  2,300,000       307,824    2/5/98        (1,794)
--------------------------------------------------------------------------------
                                                                       216,588
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                         $ (46,238)
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     6.   FUTURES CONTRACTS

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At October 31, 1997, the Portfolios had no open futures contracts.

     7.   OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At October 31 1997, GTGSI held one purchased call option with a cost of $30,492.

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain

================================================================================
Notes to Financial Statements (continued)
================================================================================

or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended October 31, 1997, the Portfolios did not write any options.

     8.   REVERSE REPURCHASE AGREEMENT

     GTGSI may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by GTGSI of securities that it holds with an agreement by GTGSI to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by GTGSI may decline below the repurchase price of the securities. GTGSI will establish a segregated account with its custodian, in which GTGSI will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At October 31, 1997, GTGSI had no open reverse repurchase agreements.

     9.   LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may

================================================================================
Notes to Financial Statements (continued)
================================================================================

vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

     At October 31, 1997, the Portfolios had no securities on loan.

     10.  PORTFOLIO CONCENTRATION

     The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

     11.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     SBIE and GTGSI may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of October 31, 1997, GTGSI held one TBA security with a cost of $1,283,141.

     12.  CAPITAL SHARES

     At October 31, 1997, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each Portfolio were as follows:

                                              Year Ended            Year Ended
                                           October 31, 1997      October 31, 1996
=================================================================================
Smith Barney International Equity
Shares sold                                   11,728,929              6,840,983
Shares issued on reinvestment                     12,902                  7,032
Shares redeemed                               (6,948,446)              (191,267)
---------------------------------------------------------------------------------
Net Increase                                   4,793,385              6,656,748
=================================================================================

Smith Barney Pacific Basin
Shares sold                                    3,912,494              1,262,559
Shares issued on reinvestment                     11,185                  2,782
Shares redeemed                               (3,364,536)              (352,741)
---------------------------------------------------------------------------------
Net Increase                                     559,143                912,600
=================================================================================

GT Global Strategic Income
Shares sold                                      847,390                821,257
Shares issued on reinvestment                    147,094                 35,504
Shares redeemed                                 (198,015)               (98,292)
---------------------------------------------------------------------------------
Net Increase                                     796,469                758,469
=================================================================================

============================================================================================================
Financial Highlights
============================================================================================================

For a share of capital stock outstanding throughout each year:

Smith Barney International Equity Portfolio           1997             1996            1995           1994(1)
============================================================================================================
Net Asset Value, Beginning of Year                  $12.18           $10.48          $10.55           $10.00
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)                     0.01             0.02            0.03**          (0.03)
  Net realized and unrealized gain (loss)             1.05             1.69           (0.10)            0.58
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   1.06             1.71           (0.07)            0.55
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.01)           (0.01)             --               --
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.01)           (0.01)             --               --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $13.23           $12.18          $10.48           $10.55
------------------------------------------------------------------------------------------------------------
Total Return                                          8.73%           16.36%          (0.66)%           5.50%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $219,037         $143,323         $53,538          $13,811
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                         1.01%            1.10%           1.44%            1.20%+
  Net investment income (loss)                        0.09             0.23            0.25            (0.73)+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 38%              41%             29%              --
------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)(4)                  $0.02            $0.02           $0.01               --
============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager waived part of its fees for the year ended October 31, 1994. If such fees were not waived, the effect on the net investment loss and the expense ratio would have been as follows:


                                   Per Share
                                Decrease to Net           Expense Ratios
                               Investment Income        Without Fee Waiver
                               -----------------        ------------------
      1994                            $0.03                   2.00%+


     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratios are 1.05% and 1.21%, respectively; prior year numbers have not been restated to reflect these adjustments.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
*    Amount less than $0.01 per share.
**   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

=====================================================================================================
Financial Highlights (continued)
=====================================================================================================

For a share of capital stock outstanding throughout each year:

Smith Barney Pacific Basin Portfolio               1997            1996           1995         1994(1)
=====================================================================================================
Net Asset Value, Beginning of Year                $9.75           $8.95         $10.10         $10.00
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)                 (0.01)           0.08          (0.04)*        (0.04)
  Net realized and unrealized gain (loss)         (1.64)           0.75          (1.11)          0.14
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.65)           0.83          (1.15)          0.10
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.06)          (0.03)                           --
-----------------------------------------------------------------------------------------------------
Total Distributions                               (0.06)          (0.03)            --             --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $8.04           $9.75          $8.95         $10.10
-----------------------------------------------------------------------------------------------------
Total Return                                     (17.02)%          9.26%        (11.39)%         1.00%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $18,225         $16,657         $7,122         $4,238
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                      1.38%           1.34%          1.83%          1.26%+
  Net investment income (loss)                    (0.08)           0.47          (0.51)         (0.93)+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             156%             59%            28%            --
-----------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)(4)               $0.01           $0.02          $0.01             --
=====================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                                   Per Share            Without Fee Waiver,
                               Decreases to Net          Reimbursement and
                               Investment Income          Custody Credits
                               -----------------          ---------------
      1996                            $0.02                   1.58%
      1995                             0.03                   2.23
      1994                             0.06                   2.82+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively; prior year numbers have not been restated to reflect these adjustments.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

=======================================================================================================
Financial Highlights (continued)
=======================================================================================================

For a share of capital stock outstanding throughout each year:

GT Global Strategic Income Portfolio               1997(1)           1996           1995         1994(2)
=======================================================================================================
Net Asset Value, Beginning of Year               $12.45            $10.77          $9.95         $10.00
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.75              0.74           0.64*          0.17
  Net realized and unrealized gain (loss)          0.36              1.36           0.28          (0.22)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.11              2.10           0.92          (0.05)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.46)            (0.42)         (0.10)            --
  Net realized gains                              (0.58)               --             --             --
-------------------------------------------------------------------------------------------------------
Total Distributions                               (1.04)            (0.42)         (0.10)            --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.52            $12.45         $10.77          $9.95
-------------------------------------------------------------------------------------------------------
Total Return                                       9.32%            20.07%          9.37%         (0.50)%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $29,232           $19,152         $8,397         $2,624
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                      1.07%             1.23%          1.47%          1.07%+
  Net investment income                            6.05              6.87           6.44           4.58+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             161%              192%           295%            56%
=======================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                                                        Without Fee Waiver,
                              Per Share Decreases        Reimbursement and
                           to Net Investment Income       Custody Credits
                           ------------------------       ---------------
      1996                            $0.02                   1.38%
      1995                             0.04                   1.93
      1994                             0.13                   4.53+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively; prior year numbers have not been restated to reflect these adjustments.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

     For Federal tax purposes, GTGSI hereby designates for the fiscal year ended October 31, 1997:

     --   long term capital gain distributions paid of $250,254.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994 (commencement of operations)to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994to October 31, 1994, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP



New York, New York
December 18, 1997

Travelers Series                                                    SMITH BARNEY
Fund Inc.                                                           ------------
                                                A Member of TravelersGroup[LOGO]

Directors                               Investment Managers

Victor K. Atkins                        Smith Barney Mutual Funds
A. E. Cohen                                Management Inc.
Robert A. Frankel                       Travelers Investment
Rainer Greeven                             Advisers, Inc.
Susan M. Heilbron
Heath B. McLendon, Chairman             Distributor
James M. Shuart                         Smith Barney Inc.

Officers                                Custodian
                                        The Chase Manhattan Bank
Heath B. McLendon
President and                           Annuity Administration
Chief Executive Officer                 Travelers Annuity Investor Services
                                        5 State House Square
Lewis E. Daidone                        1 Tower Square
Senior Vice President and Treasurer     Hartford, CT 06183

Jeffrey J. Russell                      This report is submitted for the general
Vice President                          information of the shareholders of
                                        Travelers Series Fund Inc. -- Smith
Bruce D. Sargent                        Barney International Equity, Smith
Vice President                          Barney Pacific Basin and GT Global
                                        Strategic Income Portfolios. It is not
Irving P. David                         authorized for distribution to
Controller                              prospective investors unless accompanied
                                        or preceded by a current Prospectus for
Christina T. Sydor                      the Portfolios, which contains
Secretary                               information concerning the Portfolios'
                                        investment policies and expenses as well as other pertinent information.

                                        Travelers Series Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013



                                        IN0252 12/97

================================================================================
                                  ANNUAL REPORT
================================================================================

          1997
          1997
          1997
          1997
          1997


                                   Travelers Series
                                   Fund Inc.

                                   MFS Total Return Portfolio

                                   TBC Managed Income
                                   Portfolio

                                   Smith Barney Money
                                   Market Portfolio
                                   ---------------------------------------------
                                   October 31, 1997


                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.

========================================
MFS Total Return, TBC Managed Income and
Smith Barney Money Market Portfolios
========================================

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios for the year ended October 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
MFS Total Return Portfolio

The financial markets turned in another strong performance during the year ended October 31, 1997. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") gained 32.10%, the Nasdaq Composite Index generated a total return of 30.46% and the Lehman Brothers Government Corporate Bond Index posted a total return of 8.81% (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks. The Nasdaq Composite Index is an unmanaged index of over-the-counter stock prices that does not assume the reinvestment of dividends. The Lehman Brothers Government Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and corporate and Yankee securities.) In comparison, the MFS Total Return Portfolio ("Portfolio") returned 20.64% over the same time period. In addition, the Portfolio did better than its Lipper Analytical Services, Inc. ("Lipper") peer group total return of 19.51% for the same period. (Lipper is a major fund-tracking organization.)

As a balanced fund, the Portfolio continues to maintain its mix of stocks, bonds and cash. Through most of the year, the Portfolio's managers allocation to stocks was between 55% and 60%. The allocation to bonds was approximately 35% and their cash position was between 5% and 10%. Over the long term, the managers look to maintain the Portfolio with 60% stocks, 35% bonds and 5% cash. As of October 31, 1997 the Portfolio's allocation stood at 53.9% in stocks (including preferred stock, convertible preferred stocks and convertible bonds), 32.9% bonds, and 13.2% in cash.

The past twelve months have been very positive for stock investors due to extremely favorable macro-economic conditions including solid growth in Gross Domestic Product ("GDP") and rising corporate profits.

Moreover, inflation has been in check and interest rates have remained reasonably steady. In addition, the Portfolio's managers continue to see strong demand for U.S. stocks as more and more American households continue to invest more of their assets in stocks. As a result of these and other factors, most stock prices rose throughout the reporting period.

The MFS Total Return Portfolio benefited from the increase in stock prices. In particular, the Portfolio has been heavily weighted in financial and energy stocks --both of which did well over the past twelve months. The stock selection process followed by the managers is focused on large, dividend-paying companies with reasonable valuations and attractive growth prospects. The Portfolio's managers continue to find these characteristics in the financial and energy sectors. Moreover, their stock selection process also attempts to reduce volatility. As a result, the managers are underweighted in over-the-counter stocks in general and technology stocks in particular. They view the technology sector as a high reward/high risk area that is often difficult to value.

The bond investment strategy followed by the Portfolio's managers has remained fairly constant through out the reporting period: an overweight in corporate issues versus U.S. Treasuries. In fact, approximately 65% of the Portfolio's bond portion was invested in corporate issues during the period under review. Throughout much of the Portfolio's fiscal year, duration has been approximately
5.5 years. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) The Portfolio's bond holdings were positioned to benefit from an expected strengthening of corporate profits while its duration has been set in anticipation of flat to slightly lower interest rates.

October 1997 produced increased market volatility and falling stock prices. The currency crises in Asia and concerns over the strength of many international economies has caused some investors to rethink their outlook for corporate profit growth in the U.S. In fact, the Portfolio's managers have been concerned about the rate of corporate earnings growth for some time and they believe it will slow over the next twelve months. As a result, they have lowered the Portfolio's weighting in stocks to just over 53% at the end of October and they increased its cash position to 13%.

The Portfolio's managers also anticipate better stock values over the next several months and they plan on spending their cash when these more attractive stock values arise. It's their intent to increase the Portfolio's stock weighting in the event of any market correction because their long-term outlook for stocks continues to be quite positive.

TBC Managed Income Portfolio

For the year ended October 31, 1997, the TBC Managed Income Portfolio ("Portfolio") had a total return of 9.19% versus the 8.89% total return of the Lehman Brothers Aggregate Bond Index, an unmanaged bond index made up of more than 5,900 issues of U.S. Treasuries and agencies, corporate bonds, and mortgage-backed securities. Furthermore, the Portfolio outperformed its Lipper peer group average of 7.98%. The Portfolio's performance was aided by its allocation to high yield bonds and mortgage-backed securities. Improving credit trends and the strength of the U.S. economy were factors which led to a strong year for high yield bonds. Mortgage-backed securities contributed positively to the Portfolio's performance as interest rates remained within a narrow trading range throughout much of 1997.

Over the past year, the bond markets have enjoyed strong performance while experiencing considerable volatility. From November 1996 through April 1997, interest rates rose as investors expected continued economic growth to produce inflationary pressures. The yield on the benchmark 30-year U.S. Treasury bond reach its peak of 7.17% on April 14, 1997, shortly after the Federal Reserve Board ("Fed") chose to raise the federal funds interest rates by 0.25% at the end of March. Market sentiment improved and interest rates fell during the second half of the reporting period as the Fed has since declined to raise the federal-funds rate at its last five Federal Open-Market Committee ("FOMC") meetings. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) In addition, the expected inflationary pressures resulting from continued economic growth have yet to materialize. The weakness in the Asian stock and currency markets during October resulted in a flight to quality to U.S. Treasuries, these yields reached 12-month lows at that line. The benchmark U.S. Treasury's yield has declined more than 100 basis points (1.0%) from its peak in April to 6.15% on October 31, 1997.

During the previous 12 months, the Portfolio's managers have maintained a 40%-50% allocation in corporate bonds. The Portfolio's allocation in industrial corporate bonds is approximately 27%. The managers continue to avoid specific types of industrial bonds such as steel, paper and chemical issues. However, the Portfolio has benefited from its exposure to the media, telecommunications and radio broadcasting sectors, which have performed well due to industry consolidations and improved earnings. The Portfolio's managers recently added Cliffs Drilling and Noble Drilling bonds to the Portfolio. These issues have performed well due to positive fundamentals and higher earnings in the oil drilling sector. The price of Protection One Alarm, one of the Portfolio's high yield issues, rose significantly after it was acquired by Western Resources. Financial issues comprise approximately 13% of the Portfolio and have performed very well during the reporting period.

Mortgage-backed securities now comprise approximately 25% of the Portfolio, about 7% below last year's allocation. The mortgage-backed securities exhibited strength through much of the year, but weakened during September and October as the yield on the 10-year U.S. Treasury bond fell below the important 6% level and remained in a 5.80%-5.90% range. Mortgage prepayments typically increase when the yield on the 10-year Treasury falls below 6%. The remainder of the Portfolio has been allocated to U.S. Treasuries and asset-backed securities, which comprise approximately 20% and 3% of the Portfolio, respectively.

Although recent economic data shows that inflationary pressures have not yet materialized, the Portfolio's managers remain cautious with respect to interest rates. Reflecting this view, the Portfolio's duration is neutral with a short bias. The Portfolio's managers believe their value-oriented, research-driven and risk-averse investment philosophy should provide strong, stable performance in the upcoming year.

Smith Barney Money Market Portfolio

The Smith Barney Money Market Portfolio ("Portfolio") had a total return of 5.05% during the reporting period. Despite the recent troubles in the global stock markets, it has been relatively quiet in the money markets so far this year. The Fed has stayed patient and has kept its monetary policy unchanged. The Fed's approach has helped the U.S. economy to grow moderately while inflation remains subdued. The FOMC last raised interest rates in late March 1997. Since then, both long- and short-term interest rates have traded in a narrow range and investors who were long and fully invested have been rewarded.

Fed Chairman Alan Greenspan recently testified before the Joint Economic Committee of Congress where he discussed the financial turmoil in Asia and its possible effects on the U.S. markets. As a result of events in Asia, Greenspan expects some slowing in U.S. economic growth. In addition, the Fed Chairman reiterated many points that we have raised throughout the year: namely, that inflation remains low, labor markets are tight and labor productivity continues to improve. Greenspan also noted that the U.S. stock market drop of late October 1997 was "salutary" for the U.S. economy because it could possibly dampen consumer demand and bring stock valuations back down from their lofty levels.

The U.S. economy is still growing above its potential. Real GDP rose at a 3.5% annual rate in the third quarter of 1997 after rising 3.3% in the second quarter of 1997. In our view, the key to prolonging the current economic expansion is low inflation. However, we have seen a slight pick-up in labor costs recently. The employment cost index increased 0.8% in the third quarter of 1997, and is running at a 3.0% rate for the twelve months ended September 1997 versus 2.8% for the comparable period in 1996.

We think that the current emerging market crisis should help to keep inflation low. However, the degree to which it slows the capital spending of U.S. corporations remains an open question. Weak demand in Asia and a stronger U.S. dollar will have some modest effect (although negative) on U.S. economic growth in 1998. The Fed will most likely wait to see the impact of all of these events before adjusting its monetary policy.

Going forward, we will continue to focus on identifying good relative values. With interest rates remaining fairly stable, there is little or no incremental yield to be gained if maturities are extended out from three to six months. As the global crisis unwinds, we plan on purchasing strong solid credits and will target the Portfolio's average weighted maturity in the 40-50 day range.

In closing, thank you for investing in the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. We look forward to helping you pursue your investment goals.

Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 28, 1997

==============================================================================================================
                           MFS Total Return Portfolio
--------------------------------------------------------------------------------------------------------------
Historical Performance
==============================================================================================================

                                     Net Asset Value
                                ------------------------
                                 Beginning       End of         Income         Capital Gains         Total
Year Ended                        of Year         Year         Dividends       Distribution         Returns+
==============================================================================================================
10/31/97                          $13.13         $15.31         $0.29              $0.18              20.64%
--------------------------------------------------------------------------------------------------------------
10/31/96                           11.53          13.13          0.27               0.08              17.16
--------------------------------------------------------------------------------------------------------------
10/31/95                            9.98          11.53          0.05               0.00              16.12
--------------------------------------------------------------------------------------------------------------
6/16/94* - 10/31/94                10.00           9.98          0.00               0.00              (0.20)++
==============================================================================================================
Total                                                           $0.61              $0.26
==============================================================================================================
==============================================================================================================
                          TBC Managed Income Portfolio
--------------------------------------------------------------------------------------------------------------
Historical Performance
==============================================================================================================

                                    Net Asset Value
                               ------------------------
                                Beginning        End of         Income         Capital Gains         Total
Year Ended                       of Year          Year         Dividends       Distribution         Returns+
==============================================================================================================
10/31/97                          $11.06         $11.55         $0.49              $0.00               9.19%
--------------------------------------------------------------------------------------------------------------
10/31/96                           11.16          11.06          0.46               0.15               4.61
--------------------------------------------------------------------------------------------------------------
10/31/95                           10.04          11.16          0.13               0.00              12.68
--------------------------------------------------------------------------------------------------------------
6/16/94* - 10/31/94                10.00          10.04          0.00               0.00               0.40++
==============================================================================================================
Total                                                           $1.08              $0.15
==============================================================================================================

IT IS THE FUNDS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return+
================================================================================
                                              MFS Total           TBC Managed
                                               Return               Income
                                              Portfolio            Portfolio
================================================================================
Year Ended 10/31/97                             20.64%                9.19%
--------------------------------------------------------------------------------
6/16/94* - 10/31/97                             15.73                 7.89
================================================================================


================================================================================
Cumulative Total Return+
================================================================================
                                              MFS Total           TBC Managed
                                               Return               Income
                                              Portfolio            Portfolio
================================================================================
6/16/94* through 10/31/97                       63.80%                29.23%
================================================================================

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 *   Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government Corporate Bond Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1997



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]




                   MFS Total                                  Lehman Brothers
                    Return               S&P 500           Government Corporate
                   Portfolio              Index                 Bond Index
                   ---------              -----                 ----------
6/16/94             $10,000              $10,000                  $10,000
10/94               $ 9,980              $10,324                  $10,075
4/95                $10,614              $11,404                  $10,777
10/95               $11,589              $13,053                  $11,704
4/96                $12,740              $14,684                  $11,709
10/96               $13,577              $16,018                  $12,335
4/97                $14,711              $18,374                  $12,496
10/31/97            $16,380              $21,159                  $13,423





+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                        TBC Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1997


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                       TBC Managed Income                  Lehman Brothers
                           Portfolio                     Aggregate Bond Index
                           ---------                     --------------------
6/16/94                    $10,000                             $10,000
10/94                      $10,040                             $10,052
4/95                       $10,533                             $10,757
10/95                      $11,313                             $11,626
4/96                       $11,289                             $11,687
10/96                      $11,835                             $12,305
4/97                       $12,084                             $12,515
10/31/97                   $12,923                             $13,399




+ Hypothetical illustration of $10,000 invested in shares of the TBC Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

===========================================================================================================
Schedules of Investments                                                                   October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
COMMON STOCKS -- 49.4%
===========================================================================================================
Aerospace -- 2.8%
      63,000               Allied Signal Inc.                                                   $ 2,268,000
      17,900               General Dynamics Corp.                                                 1,453,256
      10,300               Lockheed Martin Corp.                                                    979,144
      27,400               Raytheon Co.                                                           1,486,450
      20,100               United Technologies Corp.                                              1,407,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,593,850
-----------------------------------------------------------------------------------------------------------
Apparel -- 0.1%
       2,000               V.F. Corp.                                                               178,750
-----------------------------------------------------------------------------------------------------------
Automotive -- 1.7%
      45,300               B.F. Goodrich Co.                                                      2,018,681
       6,700               Dana Corp.                                                               313,643
      38,400               Ford Motor Co.                                                         1,677,600
       3,800               General Motors Corp.                                                     243,913
      12,000               Volvo Aktiebolaget ADR                                                   312,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,565,837
-----------------------------------------------------------------------------------------------------------
Banking -- 5.6%
       3,600               Bank of Boston Corp.                                                     291,825
      40,500               Bank of New York Co., Inc.                                             1,906,031
      22,400               BB&T Corp.                                                             1,219,400
      12,984               Chase Manhattan Corp.                                                  1,498,029
      14,300               Fleet Financial Corp.                                                    919,669
      39,100               National City Corp.                                                    2,336,225
      24,900               NationsBank Corp.                                                      1,490,888
      27,700               Northern Trust Corp.                                                   1,620,450
      45,700               Norwest Corp.                                                          1,465,256
      40,300               PNC Bank Corp.                                                         1,914,250
      16,400               WBK Strypes Trust                                                        508,400
-----------------------------------------------------------------------------------------------------------
                                                                                                 15,170,423
-----------------------------------------------------------------------------------------------------------
Business Machines -- 1.3%
      24,200               Digital Equipment Corp.+                                               1,211,513
      22,700               International Business Machines Corp.                                  2,226,019
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,437,532
-----------------------------------------------------------------------------------------------------------
Cellular Phones -- 0.2%
      12,100               Telephone Data Systems Inc.                                              514,250
-----------------------------------------------------------------------------------------------------------
Chemicals -- 1.6%
      15,800               Air Products & Chemical Inc.                                           1,200,800
      11,500               Dow Chemical Co.                                                       1,043,625
      27,800               E.I. du Pont De Nemours & Co.                                          1,581,125

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
Chemicals -- 1.6% (continued)
       9,000               Nalco Chemical Co.                                                   $   360,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,185,550
-----------------------------------------------------------------------------------------------------------
Computer Software - Systems -- 0.6%
      33,300               Alcatel Alsthom ADR                                                      809,606
      18,100               Lear Corp.                                                               869,931
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,679,537
-----------------------------------------------------------------------------------------------------------
Conglomerates -- 0.1%
       8,900               Eastern Enterprises                                                      348,769
-----------------------------------------------------------------------------------------------------------
Construction Services -- 0.3%
      13,000               Champion International Corp.                                             717,438
-----------------------------------------------------------------------------------------------------------
Consumer Products -- 1.9%
       5,100               Colgate Palmolive Co.                                                    330,225
      61,500               Philip Morris Cos. Inc.                                                2,436,938
      24,300               Rubbermaid Inc.                                                          584,719
      13,607               Service Corp.                                                            414,163
      12,700               Sherwin Williams Co.                                                     352,425
       3,200               Stanley Works, Inc.                                                      135,200
      21,900               Tyco International Ltd.                                                  826,725
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,080,395
-----------------------------------------------------------------------------------------------------------
Electrical Equipment - Utilities -- 1.5%
      31,400               Cooper Industries Inc.                                                 1,636,725
      38,500               General Electric Co.                                                   2,485,656
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,122,381
-----------------------------------------------------------------------------------------------------------
Financial Institutions -- 2.8%
      32,000               A.G. Edwards Inc.                                                      1,050,000
      29,300               American Express Co.                                                   2,285,400
      37,600               Fannie Mae                                                             1,821,250
      21,900               Federal Home Loan Mortgage Corp.                                         829,463
       2,000               Franklin Resources Inc.                                                  179,750
       7,000               Merrill Lynch & Co. Inc.                                                 473,375
      18,500               Morgan Stanley Dean Witter Corp.                                         906,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,545,738
-----------------------------------------------------------------------------------------------------------
Food & Beverages -- 0.7%
       8,500               Dimon Inc.                                                               220,469
       6,800               General Mills Inc.                                                       448,800
      11,600               McCormick & Co., Inc.                                                    290,000
      28,400               PepsiCo Inc.                                                           1,045,475
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,004,744
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
Forest & Paper Products -- 0.6%
      33,700               Weyerhaeuser Co.                                                     $ 1,609,175
-----------------------------------------------------------------------------------------------------------
Hospital Related -- 3.2%
      24,100               American Home Products Corp.                                           1,786,413
           1               Astra AB ADR                                                                  15
       6,900               Baxter International Inc.                                                319,125
      41,400               Bristol-Myers Squibb Co.                                               3,632,850
      48,900               Smithkline Beecham ADR                                                 2,328,863
      13,900               United Healthcare Corp.                                                  643,744
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,711,010
-----------------------------------------------------------------------------------------------------------
Insurance -- 3.7%
       7,000               Allstate Corp.                                                           580,563
      24,800               Chubb Corp.                                                            1,643,000
      15,200               Cigna Corp.                                                            2,359,800
      16,400               Lincoln National Corp.                                                 1,127,500
      30,000               Provident Co.                                                          1,001,250
      18,700               St. Paul Cos. Inc.                                                     1,494,831
      47,100               Torchmark Corp.                                                        1,878,113
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,085,057
-----------------------------------------------------------------------------------------------------------
Machinery - Diversified -- 0.7%
      29,700               Deere & Co.                                                            1,562,963
       9,300               York International Corp.                                                 424,313
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,987,276
-----------------------------------------------------------------------------------------------------------
Metals & Minerals -- 0.5%
      16,100               Aluminum Co. of America                                                1,175,300
       2,800               Phelps Dodge Corp.                                                       208,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,383,550
-----------------------------------------------------------------------------------------------------------
Oil Production -- 7.4%
      12,200               Amoco Corp.                                                            1,118,588
      18,200               Atlantic Richfield Co.                                                 1,498,088
      12,000               Baker Hughes Inc.                                                        551,256
      40,902               British Petroleum Co. PLC ADR                                          3,589,151
      17,700               Chevron Corp.                                                          1,468,003
      31,300               Exxon Corp.                                                            1,922,994
      19,700               Mobil Corp.                                                            1,434,416
      33,200               Occidental Petroleum Corp.                                               925,450
      13,800               Repsol SA ADR                                                            586,500
      40,700               Royal Dutch Petroleum Co. ADR                                          2,141,838
       4,000               Tenneco Inc.                                                             179,750
      45,900               Texaco Inc.                                                            2,613,431

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
Oil Production -- 7.4% (continued)
      13,700               Union Pacific Resource Group Inc.                                    $   337,363
      43,700               USX-Marathon Group Inc.                                                1,562,275
-----------------------------------------------------------------------------------------------------------
                                                                                                 19,929,103
-----------------------------------------------------------------------------------------------------------
Photographic Products -- 0.4%
      19,600               Eastman Kodak Co.                                                      1,173,550
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 1.1%
      52,300               Browning-Ferris Industries Inc.                                        1,699,750
      53,100               Waste Management Inc.                                                  1,241,213
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,940,963
-----------------------------------------------------------------------------------------------------------
Railroads -- 1.0%
       8,500               Burlington Northern Santa Fe Corp.                                       807,500
      37,800               Illinois Central Corp.                                                 1,346,625
      19,200               Norfolk Southern Corp.                                                   616,800
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,770,925
-----------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.8%
      18,800               Arden Realty Group Inc.                                                  573,400
      16,000               Hospitality Properties Trust Corp.                                       569,000
      13,000               Meditrust Corp.                                                          555,750
      16,000               Trinet Corporate Realty Trust, Inc.                                      579,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,277,150
-----------------------------------------------------------------------------------------------------------
Restaurant & Lodging -- 0.0%
       2,540               Tricon Global Restaurants                                                 76,994
-----------------------------------------------------------------------------------------------------------
Retail -- 2.0%
       5,200               CVS Corp.                                                                318,825
      23,300               J.C. Penney & Co. Inc.                                                 1,367,419
       6,800               May Department Stores Co.                                                366,350
      43,000               Rite Aide Corp.                                                        2,553,125
      14,000               Sears, Roebuck & Co.                                                     586,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,191,969
-----------------------------------------------------------------------------------------------------------
Utilities - Electric -- 2.9%
      19,200               Carolina Power & Light Co.                                               686,400
      20,000               Cinergy Corp.                                                            657,646
      18,000               CMS Energy Corp.                                                         657,000
      10,400               DPL Inc.                                                                 258,050
      23,798               Duke Energy Corp.                                                      1,148,254
      25,300               FPL Group, Inc.                                                        1,307,694
      19,800               GPU Inc.                                                                 716,513
      32,900               Pacificorp                                                               713,519

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
Utilities - Electric -- 2.9% (continued)
      35,600               Pinnacle West Capital Co.                                            $ 1,239,325
      10,500               Texas Utilities Co.                                                      376,688
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,761,089
-----------------------------------------------------------------------------------------------------------
Utilities - Gas -- 1.5%
      31,900               Coastal Corp.                                                          1,917,988
       8,500               Pacific Enterprises                                                      277,844
      23,000               UGI Corp.                                                                618,125
      21,600               Williams Cos., Inc.                                                    1,100,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,914,207
-----------------------------------------------------------------------------------------------------------
Utilities - Telephone -- 2.4%
      30,600               American Telephone & Telegraph Corp.                                   1,497,475
      23,900               Bellsouth Corp.                                                        1,130,769
      47,100               GTE Corp.                                                              1,998,806
       8,062               SBC Communications Inc.                                                  512,945
      24,900               Sprint Corp.                                                           1,294,800
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,434,795
-----------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost-- $110,801,635)                                                133,392,007
===========================================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.2%
===========================================================================================================
Aerospace -- 0.2%
       8,700               Loral Space Communications, 6.000%++                                     535,050
-----------------------------------------------------------------------------------------------------------
Agricultural Products -- 0.2%
       3,200               Case Corp., Class A Shares, $4.50                                        464,000
-----------------------------------------------------------------------------------------------------------
Banks -- 0.2%
       7,400               McKesson Corp., 5.000%++                                                 555,925
-----------------------------------------------------------------------------------------------------------
Financial Institutions -- 0.1%
       2,400               Finova Finance Trust, 5.500%                                             151,200
-----------------------------------------------------------------------------------------------------------
Metals & Minerals -- 0.1%
       3,900               Timet Capital Trust, 6.625%++                                            205,725
       2,800               USX Capital LLC, Series A, 8.750%                                         70,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    275,725
-----------------------------------------------------------------------------------------------------------
Printing & Publishing -- 0.1%
         400               NB Capital Corp., 8.350%++                                               425,000
-----------------------------------------------------------------------------------------------------------
Restaurants & Lodging -- 0.3%
      11,000               Host Marriott Finance Trust, 6.750%++                                    712,250
-----------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost-- $2,661,941)                                                    3,119,150
===========================================================================================================

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
FOREIGN COMMON STOCKS -- 3.0%
===========================================================================================================
Canada -- 0.4%
      19,300               Canadian National Railway Co.                                        $ 1,040,994
-----------------------------------------------------------------------------------------------------------
Germany -- 0.8%
      31,200               Henkel KGAA                                                            1,658,707
      16,500               Hoechst AG                                                               635,132
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,293,839
-----------------------------------------------------------------------------------------------------------
Netherlands -- 0.7%
      11,100               Akzo Nobel                                                             1,956,675
-----------------------------------------------------------------------------------------------------------
Switzerland -- 0.6%
         976               Novartis Registered                                                    1,532,776
-----------------------------------------------------------------------------------------------------------
United Kingdom -- 0.5%
     148,800               Grand Metropolitan                                                     1,338,686
-----------------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN COMMON STOCKS
                           (Cost-- $7,020,856)                                                    8,162,970
===========================================================================================================
     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
CORPORATE BONDS -- 15.2%
===========================================================================================================
Airlines -- 1.0%
                           Continental Airlines Inc.:
$    500,000    Ba3*          9.500% due 12/15/01                                                   522,500
     392,156    BBB           9.500% due 10/15/13                                                   453,699
      97,210    NR            10.220% due 7/2/14                                                    118,179
     400,000    Baa3*      Delta Airlines Inc., 8.500% due 3/15/02                                  432,500
                           Jet Equipment Trust:
     250,000    A2*           9.410% due 6/15/10++                                                  299,426
     192,403    A+            8.640% due 11/1/12++                                                  216,424
     300,000    Baa2*         11.440% due 11/1/14++                                                 376,308
     100,000    Baa1*         10.690% due 5/1/15++                                                  124,932
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,543,968
-----------------------------------------------------------------------------------------------------------
Banking -- 1.4%
     400,000    BB+        Capital One Financial Corp., 7.250% due 12/1/03                          403,000
     400,000    BB         Colonial Capital I, 8.920% due 1/15/27++                                 430,500
     400,000    Baa1*      Dao Heng Bank Ltd., 7.750% due 1/24/07++                                 373,500
     300,000    NR         Greenpoint Capital Trust I, 9.100% due 6/1/27                            324,375
     600,000    BBB        MBNA Capital Trust Trust Corp., 8.278% due 12/1/26                       607,500
     400,000    Ba1*       Riggs National Bank, 8.500% due 2/1/06                                   417,000
     200,000    B+         Societe Generale Real Estate, 7.640% due 12/29/49++                      211,000

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Banking -- 1.4% (continued)
$    400,000    A1*        State Street Bank, 7.940% due 12/30/26                               $   415,000
     600,000    Baa3*      Washington Mutual Capital Trust, 8.375% due 6/1/27                       642,750
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,824,625
-----------------------------------------------------------------------------------------------------------
Building & Construction -- 0.1%
     200,000    Baa2*      Georgia-Pacific Corp., 9.875% due 11/1/21                                227,250
     100,000    BBB-       Owens-Corning Fiberglass Corp., 8.875% due 6/1/02                        109,750
-----------------------------------------------------------------------------------------------------------
                                                                                                    337,000
-----------------------------------------------------------------------------------------------------------
Business Machines -- 0.1%
     300,000    A1*        International Business Machines Corp., 7.125% due 12/1/06                305,625
-----------------------------------------------------------------------------------------------------------
Chemicals -- 0.0%
     100,000    BBB        Solutia Inc., 7.375% due 10/15/27                                        100,875
-----------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 1.0%
     393,204    NR         BCF LLC, 7.750% due 9/25/26++                                            384,852
   2,115,436    AAA        Beneficial Mortgage Corp., 5.584% due 9/28/37                          2,194,765
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,579,617
-----------------------------------------------------------------------------------------------------------
Consumer Products -- 0.1%
     400,000    Baa3*      Fingerhut Cos., 7.375% due 9/15/99                                       405,000
-----------------------------------------------------------------------------------------------------------
Entertainment -- 0.5%
                           Time Warner Inc.:
   1,000,000    BBB-          6.100% due 12/30/01++                                                 985,000
     140,000    BBB-          8.180% due 8/15/07                                                    152,950
     100,000    BBB-          9.125% due 1/15/13++                                                  116,125
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,254,075
-----------------------------------------------------------------------------------------------------------
Financial -- 2.6%
   2,000,000    A          Bear Stearns Co. Inc., 6.500% due 8/1/02                               2,020,000
   1,370,000    BB+        Contifinancial Corp., 8.375% due 8/15/03                               1,397,400
     400,000    BB*        Dynex Capital Inc., 7.875% due 7/15/02                                   407,000
     400,000    A3*        First Empire Capital Trust, 8.234% due 2/1/27                            424,000
                           Lehman Brothers Inc.:
     400,000    A             6.400% due 12/27/99                                                   400,000
     400,000    A             7.125% due 9/15/03                                                    411,000
     500,000    A             7.500% due 8/1/26                                                     526,250
     400,000    BBB        MBNA Corp., 6.963% due 9/12/02++                                         408,000
     400,000    A+         Nationwide Mutual Insurance Co., 7.500% due 2/15/24++                    401,000
                           Salton Sea Funding:
     100,000    BBB-          7.370% due 5/30/05                                                    103,250
     400,000    BBB-          7.840% due 5/30/10                                                    427,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,925,400
-----------------------------------------------------------------------------------------------------------
Forest & Paper Products -- 0.2%
     400,000    BBB-       Boise Cascade Corp., 7.430% due 10/10/05                                 416,500
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Industrial -- 1.6%
===========================================================================================================
$     60,000    BBB-       Burlington Industries, 7.250% due 8/1/27                             $    61,200
                           Circus Circus Enterprise:
     230,000    BBB           7.000% due 11/15/36                                                   226,263
     400,000    BBB+          6.700% due 11/15/2096                                                 402,000
     200,000    NR         Edelnor, 7.750% due 3/15/06++                                            204,030
     600,000    BBB+       Federal Express Corp., 7.650% due 1/15/14                                636,000
     277,000    BBB-       Freeport-McMoRan Corp., 7.500% due 11/15/06                              288,080
     400,000    NR         Jasmine Submarine Telecom, 8.483% due 5/30/11++                          375,000
                           Korea Development Bank:
     100,000    AA-           7.125% due 9/17/01                                                     96,875
     400,000    AA-           6.750% due 12/1/05                                                    361,000
     400,000    BBB+       Norfolk Southern Corp., 7.050% due 5/1/37                                420,500
     400,000    BBB-       Northrop-Grumman Corp., 9.375% due 10/15/24                              469,000
      90,000    BBB        Raytheon Co., 6.750% due 8/15/07                                          91,800
      50,000    A2*        Sears Roebuck Acceptance, 6.700% due 9/18/07                              50,813
     400,000    A-         Southern Co. Capital Trust I, 8.190% due 2/1/37                          435,000
     200,000    A-         Transocean Offshore Inc., 8.000% due 4/15/27                             222,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,340,061
-----------------------------------------------------------------------------------------------------------
Insurance -- 0.8%
     400,000    BBB-       Conseco Finance Trust III, 8.796% due 4/1/27                             437,000
     267,000    A          Equitable Life Assurance, 7.700% due 12/1/15++                           282,686
     400,000    Baa1*      Providian Capital I, 9.525% due 2/1/27++                                 438,000
   1,000,000    NR         Safeco Capital Trust I, 8.072% due 7/15/37++                           1,037,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,195,186
-----------------------------------------------------------------------------------------------------------
Medical Services -- 0.2%
                           Tenet Healthcare Corp.:
      60,000    Ba1*          8.625% due 1/15/07                                                     64,275
     400,000    Ba1*          8.000% due 1/15/05                                                    417,500
     140,000    Ba3*          10.125% due 3/1/05                                                    154,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    635,775
-----------------------------------------------------------------------------------------------------------
Oil -- 0.9%
     400,000    NR         Enserch Exploration Inc., 7.540% due 1/2/09++                            418,440
     400,000    BB+        Gulf Canada Resources Ltd., 9.250% due 1/15/04                           422,000
     400,000    BBB        Louisiana Land & Exploration, 7.650% due 12/1/23                         415,500
                           ORYX Energy Co.:
     400,000    BB+           10.000% due 4/1/01                                                    442,000
     500,000    BB+           8.375% due 7/15/04                                                    540,625
     110,000    BBB        Seacor Smit Inc., 7.200% due 9/15/09++                                   112,338
     115,000    BBB        Ultramar Diamond Shamroc, 7.200% due 10/15/17                            116,006
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,466,909
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Restaurants & Lodging -- 0.3%
$    400,000    BBB+       Hilton Hotels, 7.950% due 4/15/07                                    $   428,000
     400,000    BBB        Mirage Resorts Inc., 6.750% due 8/1/07                                   400,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    828,000
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 1.6%
                           Continental Cablevision:
      60,000    BB+           8.300% due 5/15/06                                                     65,775
   1,000,000    BB-           11.000% due 6/1/07                                                  1,120,000
      40,000    AAA        Fox/Liberty Networks LLC, 8.875% due 8/15/07++                            40,100
                           Tele-Communications Inc.:
   1,400,000    BBB-          7.385% due 8/27/01                                                  1,428,000
      70,000    BBB-          8.250% due 1/15/03                                                     74,025
     800,000    BBB-          8.750% due 8/1/15                                                     903,000
     400,000    BB+           9.650% due 3/31/27                                                    442,000
                           Worldcom Inc.:
     100,000    BBB-          8.875% due 1/15/06                                                    108,000
      99,000    BBB-          7.750% due 4/1/07                                                     105,188
     136,000    BBB-          7.750% due 4/1/27                                                     147,390
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,433,478
-----------------------------------------------------------------------------------------------------------
Utilities - Electric -- 2.5%
                    Beaver Valley II Funding Corp.:
     220,000    B+            8.250% due 6/1/03                                                     224,400
      80,000    B+            8.625% due 6/1/07                                                      87,400
      70,000    BB+        Calenergy Co. Inc., 7.630% due 10/15/07                                   70,875
     100,000    BB         Cleveland Electric, 9.000% due 7/1/23                                    108,250
                           Commonwealth Edison:
     200,000    BBB-          6.400% due 10/15/05                                                   194,250
     400,000    BBB-          7.625% due 1/15/07                                                    419,000
     400,000    BB+        Connecticut Lighting & Power, 7.750% due 6/1/02                          411,500
     400,000    BBB+       Empresa National Electrical, 7.325% due 2/1/37++                         400,000
                           First PV Funding:
     243,000    BB-           10.150% due 1/15/16                                                   257,884
     259,000    BB-           10.300% due 1/15/14                                                   282,634
     165,000    BB+        Loewen Group International Inc., 6.700% due 10/1/99                      165,000
                           Long Island Lighting Co.:
     165,000    BB+           7.500% due 3/1/07                                                     170,981
     210,000    BB+           8.900% due 7/15/19                                                    223,388
     910,000    BB+           9.000% due 11/1/22                                                  1,027,163
      59,000    B          Midland Funding II, 11.750% due 7/23/05                                   69,544
                           Niagara Mohawk Power:
     400,000    BB-           6.875% due 3/1/01                                                     401,000
   1,000,000    BB-           8.770% due 1/1/18                                                   1,083,750
     400,000    BBB-          8.750% due 4/1/22                                                     433,500
     140,000    BBB-          8.500% due 7/1/23                                                     148,225

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Utilities - Electric -- 2.5% (continued)
$    213,000    B+         North Atlantic Energy, 9.050% due 6/1/02                             $   215,392
     120,000    Ba3*       Texas Ultilities Electric Co., 7.170% due 8/1/07                         124,050
     100,000    BBB        Utilicorp United Inc., 8.450% due 11/15/99                               104,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,622,436
-----------------------------------------------------------------------------------------------------------
Utilities - Gas -- 0.3%
     300,000    BB+        California Energy Co., step bond to yield
                              9.640% due 1/15/04                                                    324,000
     400,000    BBB        Texas Gas Transmission, 7.250% due 7/15/27                               414,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    738,000
-----------------------------------------------------------------------------------------------------------
Utilities - Telephone -- 0.0%
     100,000    B+         U.S. Cellular Corp., 7.250% due 8/15/07                                  102,250
-----------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost-- $39,685,383)                                                  41,054,780
===========================================================================================================
CONVERTIBLE CORPORATE BONDS -- 0.3%
===========================================================================================================
Automobile -- 0.3%
     825,000    AAA        Deutsche Bank Finance BV, zero coupon bond to yield
                              4.557% due 2/12/17++                                                  340,313
     360,000    BBB+       Diamond Offshore Drill, 3.750% due 2/15/07                               585,450
-----------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE BONDS
                           (Cost-- $709,776)                                                        925,763
===========================================================================================================
FOREIGN BONDS -- 0.4%
===========================================================================================================
Indonesia -- 0.1%
     222,000    B+         PT Polysindo Eka, 13.000% due 6/15/01                                    239,760
-----------------------------------------------------------------------------------------------------------
Mexico -- 0.0%
      40,000    BB         Mexico-United Mexica, 11.500% due 5/15/21                                 43,300
-----------------------------------------------------------------------------------------------------------
Panama -- 0.1%
     400,000    A1*        Panama Republic, 7.875% due 2/13/02++                                    388,000
-----------------------------------------------------------------------------------------------------------
United States -- 0.2%
     425,000    NR         Banco Comerical, 8.250% due 2/5/07                                       453,539
-----------------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN BONDS
                           (Cost-- $1,115,593)                                                    1,124,599
===========================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 17.3%
   7,400,000               U.S. Treasury Note, 5.750% due 10/31/02                                7,412,341
   8,000,000               U.S. Treasury Note, 6.000% due 6/30/99                                 8,047,920
   1,439,000               U.S. Treasury Note, 6.125% due 8/15/07                                 1,471,219
   1,200,000               U.S. Treasury Note, 6.250% due 8/31/02                                 1,222,836
   5,293,000               U.S. Treasury Note, 6.500% due 10/15/06                                5,499,905
   5,000,000               U.S. Treasury Note, 6.625% due 5/15/07                                 5,257,500

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT                                            SECURITY                                    VALUE
===========================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 17.3% (continued)
$  3,013,000               U.S. Treasury Note, 6.625% due 2/15/27                              $  3,193,057
     880,000               U.S. Treasury Note, 7.250% due 5/15/04                                   946,070
   1,800,000               U.S. Treasury Note, 9.125% due 5/15/99                                 1,891,386
     200,000               U.S. Treasury Note, 9.250% due 8/15/98                                   205,548
     100,000               U.S. Treasury Note, 9.875% due 11/15/15                                  139,834
     199,989               Federal National Mortgage Association, 7.000% due 5/1/12                 202,675
   2,216,293               Federal National Mortgage Association, 7.000% due 6/1/12               2,246,059
     540,539               Federal National Mortgage Association, 7.000% due 7/1/12                 547,799
   3,036,724               Federal National Mortgage Association, 8.500% due 12/1/26              3,177,175
     989,270               Government National Mortgage Association,
                              7.500% due 11/15/26                                                 1,012,143
     988,904               Government National Mortgage Association,
                              7.500% due 6/15/27                                                  1,011,768
     197,732               Government National Mortgage Association,
                              7.500% due 9/15/27                                                    202,304
     235,645               Government National Mortgage Association,
                              8.500% due 6/15/26                                                    247,206
     483,452               Government National Mortgage Association,
                              8.500% due 7/15/26                                                    507,170
     417,414               Government National Mortgage Association,
                              8.500% due 9/15/26                                                    437,893
     228,022               Government National Mortgage Association,
                              8.500% due 1/15/27                                                    239,209
     520,030               Government National Mortgage Association,
                              8.500% due 3/15/27                                                    545,543
     172,918               Government National Mortgage Association,
                              8.500% due 10/15/27                                                   181,401
     700,000               Government National Mortgage Association 30 Year,
                              8.000% due 6/20/25                                                    736,582
-----------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AGENCIES &
                           OBLIGATIONS
                           (Cost-- $45,949,688)                                                  46,582,543
===========================================================================================================
                           SUB-TOTAL INVESTMENTS
                           (Cost-- $207,944,872)                                                234,361,812
===========================================================================================================

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                            MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT                                            SECURITY                                    VALUE
===========================================================================================================
SHORT-TERM SECURITIES -- 13.2%
$  8,400,000               Federal Home Loan Mortgage Corp., Discount Note,
                              5.410% due 11/3/97                                               $  8,397,475
   8,000,000               Federal Home Loan Mortgage Corp., Discount Note,
                              5.420% due 11/7/97                                                  7,992,773
   4,100,000               Federal National Mortgage Association,
                              5.480% due 11/5/97                                                  4,097,504
   9,900,000               Federal National Mortgage Association,
                              5.430% due 11/6/97                                                  9,892,534
   5,300,000               Federal National Mortgage Association,
                              5.480% due 11/7/97                                                  5,295,159
-----------------------------------------------------------------------------------------------------------
                           TOTAL SHORT-TERM SECURITIES
                           (Cost-- $35,675,445)                                                  35,675,445
===========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $243,620,317**)                                             $270,037,257
===========================================================================================================

 +   Non-income producing security.

++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registation, normally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 29 for definition of ratings.


                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                           TBC MANAGED INCOME PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
CORPORATE BONDS -- 43.0%
===========================================================================================================
Banking -- 4.4%
$     70,000    A1*        BankAmerica Corp., 6.625% due 10/15/07                               $    70,000
     225,000    A3*        Branch Banking & Trust Corp., 7.250% due 6/15/07                         236,250
     250,000    BBB-       Capital One Bank, 6.830% due 8/16/99                                     252,188
     250,000    BBB+       First National Bank of Boston, 7.375% due 9/15/06                        264,375
      50,000    Ba3*       First Nationwide Bank, 10.625% due 10/1/03                                54,875
      95,000    A3*        First Security Corp., 6.875% due 11/15/06                                 97,019
     295,000    A3*        Great Western Financial Trust II, Inc., 8.206% due 2/1/27                310,119
     295,000    NR         Zurich Capital, 8.376% due 6/1/37+                                       324,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,609,326
-----------------------------------------------------------------------------------------------------------
Financial Services -- 8.9%
      50,000    B+         Dollar Financial Group, 10.875% due 11/15/06                              53,370
      91,000    A1*        First Union Capital I, Inc., 7.935% due 1/15/27                           94,526
     115,000    A1*        First Union Capital II, Inc., 7.850% due 1/1/27+                         118,594
     180,000    A3*        Fleet Financial Group, 7.125% due 4/15/06                                185,850
      55,000    A+         Ford Motor Credit Co., 7.400% due 11/1/46                                 57,475
      50,000    BBB+       H.F. Ahmanson & Co., 7.650% due 4/15/00                                   51,313
     155,000    A          Household Financial Co., 6.580% due 5/17/99                              156,356
     250,000    BB-        Indah Kiat Fin Mauritius, 10.000% due 7/1/07+                            223,125
                           Jefferson Pilot:
     120,000    AA-           8.140% due 1/15/46+                                                   123,600
     100,000    AA-           8.285% due 3/1/46+                                                    104,750
                           Lehman Brothers Holdings, Inc.:
     200,000    A             6.125% due 2/1/01                                                     199,750
     200,000    A             8.500% due 5/1/07                                                     226,250
      50,000    A          Lincoln National Corp., 7.250% due 5/15/05                                52,375
     130,000    A1*        National City Capital Trust I,
                              6.750% due 6/1/29+                                                    131,183
      92,000    A1*        NB Capital Trust, 8.250% due 4/15/27                                      99,245
                           PaineWebber Group:
      35,000    BBB+          7.625% due 10/15/08                                                    37,406
     220,000    BBB+          7.390% due 10/16/17                                                   223,850
     190,000    BBB+          8.060% due 1/17/17                                                    205,438
     115,000    BBB+          7.810% due 2/13/17                                                    120,463
     175,000    A+         Sun Hung Kai Finance Corp., 5.625% due 11/24/98                          173,250
     380,000    AA         Sun Life Canada, 8.526% due 5/29/49+                                     410,875
     150,000    A3*        Washington Mutual CapitaI I, 8.375% due 6/1/27                           160,688
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,209,732
-----------------------------------------------------------------------------------------------------------
Health Care -- 0.6%
                           Tenet Healthcare Corp.:
      50,000    Ba1*          8.625% due 12/1/03                                                     53,000
     160,000    Ba1*          8.000% due 1/15/05                                                    167,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    220,000
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                           TBC MANAGED INCOME PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Industrial -- 26.6%
$    150,000    B-         ADV Accessory, 9.750% due 10/1/97+                                  $    151,500
      90,000    B+         Allied Waste Industries, step bond to yield
                              11.300% due 6/1/07+                                                    60,750
     120,000    B2*        AMC Entertainment, Inc., 9.500% due 3/15/09                              122,400
      50,000    B2*        Amphenol Corp., 9.875% due 5/15/07                                        52,875
      95,000    B          BE Aerospace, Inc., 9.875% due 2/1/06                                    100,938
     205,000    BBB+       Brunswick Corp., 7.125% due 8/1/27                                       204,744
      45,000    Ba3*       Building Materials, 8.625% due 12/15/06                                   46,350
     210,000    BBB-       Burlington Industries, 7.250% due 8/1/27                                 214,200
     150,000    B          Canadian Forest Oil Ltd., 8.750% due 9/15/07+                            150,750
      50,000    A-         Carpenter Technology Corp., 7.440% due 8/16/99                            51,188
     115,000    B2*        Chancellor Radio Broadcasting, Inc., 9.375% due 10/1/04                  119,313
     120,000    BB-        Chesapeake Energy Corp., 7.875% due 3/15/04                              115,200
     115,000    BBB-       Coastal Corp., 8.125% due 9/15/02                                        123,769
      75,000    BB+        Comcast Cellular Holdings, 9.500% due 5/1/07+                             77,625
     100,000    BB         Dominion Textiles, Inc., 8.875% due 11/1/03                              103,500
     150,000    B          Dyncorp, Inc., 9.500% due 3/1/07                                         152,625
     100,000    B-         E&S Holdings Corp., 10.375% due 10/1/06                                   85,500
     190,000    BB-        El Paso Electric Co., 7.250% due 2/1/99                                  191,425
     160,000    BBB+       Embotelladora Andina SA, 7.000% due 10/1/07                              155,200
     180,000    B          Fedders North America, 9.375% due 8/15/07+                               184,500
     190,000    BB         Ferrellgas Inc., 10.000% due 8/1/01                                      200,925
     190,000    B+         Fleming Cos. Inc., 10.500% due 12/1/04+                                  199,025
      90,000    BBB-       Fort James Corp., 6.875% due 9/15/07                                      91,013
     100,000    B+         GCI Inc., 9.750% due 8/1/07                                              102,250
     100,000    Ba2*       Gulf Canada Resources Ltd., 9.625% due 7/1/05                            108,500
     285,000    A-         Hanson Overseas BV, 6.750% due 9/15/05                                   290,344
      45,000    BBB+       Hilton Hotels Corp., 7.375% due 6/1/02                                    46,519
      50,000    B          HS Resources, Inc., 9.250% due 11/15/06                                   50,875
     150,000    BB         ICN Pharmaceuticals Inc., 9.250% due 8/15/05+                            157,875
     190,000    B+         Insilco Corp., 10.250% due 8/15/07+                                      198,550
      50,000    B-         Iridium LLC/Capital Corp., 11.250% due 7/15/05+                           46,000
     100,000    BB         Iron Mountain Inc., 10.125% due 10/1/06                                  108,500
     105,000    B          Jacor Communications Co., 8.750% due 6/15/07+                            106,050
     100,000    B          JCAC, Inc., 10.125% due 6/15/06                                          109,500
     150,000    B1*        Kaiser Aluminum & Chemical Inc., 10.875% due 10/15/06                    163,500
     120,000    B+         Keystone Consolidated Industries, 9.625% due 8/1/07+                     124,500
     130,000    B-         Kindercare Learning Centers, 9.500% due 2/15/09                          128,050
      70,000    B3*        KSL Recreation Group, Inc., 10.250% due 5/1/07+                           76,300
     125,000    BB+        Lear Seating, 8.250% due 2/1/02                                          126,875
     205,000    A3*        Lockheed Martin Corp., 7.750% due 5/1/26                                 224,731
      75,000    B1*        Lodgenet Entertainment, Inc., 10.250% due 12/15/06                        77,531
     200,000    BB+        Loewen Group International, Inc., 7.500% due 4/15/01                     205,250

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                           TBC MANAGED INCOME PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Industrial -- 26.6% (continued) McLeod USA Inc.:
$    150,000    B             9.250% due 7/15/07+                                              $    153,750
     140,000    B             Sr. Discount Notes, step bond to yield 10.500% due 3/1/07              96,600
      60,000    B+         Muzak Corp., 10.000% due 10/1/03                                          62,400
     115,000    B-         Neenah Corp., 11.125% due 5/1/07                                         124,200
      75,000    BBB        News America Holdings Inc., 7.500% due 3/1/00                             76,969
      30,000    BBB        Noble Drilling, 9.125% due 7/1/06                                         32,588
      35,000    BBB        Norcen Energy Resources, Inc., 7.375% due 5/15/06                         36,706
     150,000    B          Orion Network Systems, Inc., 11.250% due 1/15/07                         173,250
      40,000    BBB-       ORYX Energy Co., 10.000% due 4/1/01                                       44,200
     150,000    B1*        Physician Sales & Service, 8.500% due 10/1/07+                           148,875
     150,000    Baa3*      Pindo Deli FinMauritus, 10.750% due 10/1/07+                             135,750
      70,000    B+         Pioneer Americas, 9.250% due 6/15/07+                                     70,350
      40,000    B+         Plastic Containers Inc., 10.000% due 12/15/06                             41,800
     190,000    B-         Protection One, Inc., Sr. Discount Notes, step bond to yield
                              13.625% due 6/30/05                                                   204,725
      50,000    BB         Rayovac Corp., 10.250% due 11/1/06+                                       54,375
     375,000    Baa1*      Raytheon Co., 6.450% due 8/15/02                                         378,750
     300,000    B3*        RCN Corp., 11.125% due 10/15/07+                                         174,750
     150,000    B+         Regal Cinemas Inc., 8.500% due 10/1/07+                                  148,875
     170,000    B-         Reliant Building Product, 10.875% due 5/1/04                             177,225
     100,000    BBB-       Republic of Colombia, 7.625% due 2/15/07                                  93,875
      60,000    B          Revlon Consumer Product, 9.500% due 6/1/99                                61,950
     285,000    B-         Revlon Worldwide Corp., Series B, zero coupon due 3/15/01+               198,075
                           Royal Caribbean Cruises:
      85,000    BBB-          7.125% due 9/18/02                                                     87,656
     130,000    BBB-          7.500% due 10/15/27                                                   129,675
     100,000    B+         Speedy Muffler King Inc., 10.875% due 10/1/06                             70,500
     275,000    BB-        Standard Commercial Tobacco, 8.875% due 8/1/05+                          277,406
      50,000    B+         Tracor, Inc., 8.500% due 3/1/07                                           50,813
     200,000    B-         Unicco Service, 9.875% due 10/15/07+                                     201,000
     180,000    B-         United Defense Industries Inc., 8.750% due 11/15/07+                     182,700
      70,000    B1*        U.S. Can Corp., 10.125% due 10/15/06+                                     73,500
     110,000    BBB        USA Waste Services Inc., 7.125% due 10/1/07                              113,575
     200,000    Baa3*      Westpoint Stevens Inc., 8.750% due 12/15/01                              208,000
                           WMX Technologies, Inc.:
      50,000    A2*           6.625% due 7/15/02                                                     50,438
      95,000    A2*           7.700% due 10/1/02                                                    100,581
-----------------------------------------------------------------------------------------------------------
                                                                                                  9,642,897
-----------------------------------------------------------------------------------------------------------
Retail -- 0.2%
      80,000    Baa2*      Federated Department Stores, 8.125% due 10/15/02                          86,200
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                           TBC MANAGED INCOME PORTFOLIO

     FACE
    AMOUNT      RATINGS                               SECURITY                                    VALUE
===========================================================================================================
Telecommunications -- 1.3%
$    150,000    BB+        Cablevision Systems Corp., 8.125% due 8/15/09+                      $    150,375
     125,000    Baa3*      Century Communications, 9.500% due 8/15/00                               130,313
     350,000    B3*        Nextel Communications Inc., Sr. Discount Notes,
                              step bond to yield 9.750% due 10/31/07                                196,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    476,688
-----------------------------------------------------------------------------------------------------------
Transportation -- 0.3%
      50,000    BBB        Federal Express Corp., 6.250% due 4/15/98                                 50,073
      66,000    BBB        Union Pacific Corp., 6.700% due 12/1/06                                   66,825
-----------------------------------------------------------------------------------------------------------
                                                                                                    116,898
-----------------------------------------------------------------------------------------------------------
Utilities - Electrical -- 0.5%
     103,000    BB         CMS Energy Corp., 8.125% due 5/15/02                                     106,219
      80,000    BB+        Niagara Mohawk Power, 8.000% due 6/1/04                                   84,600
-----------------------------------------------------------------------------------------------------------
                                                                                                    190,819
-----------------------------------------------------------------------------------------------------------
Yankee Bond With Coupon -- 0.2%
     155,000    BB-        Rogers Communications Inc., 2.000% due 11/26/05                           82,538
-----------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost-- $15,233,280)                                                  15,635,098
===========================================================================================================
FIXED RATE MORTGAGE PASS-THROUGH SECURITY -- 0.5%
   2,087,632               First Union-Lehman Brothers Commercial Mortgage Trust,
                              Series 1997-C1, 1.307% due 4/18/27
                           (Cost-- $156,949)                                                        163,749
===========================================================================================================
ASSET-BACKED SECURITIES -- 4.2%
                           Asset Securitization Corp.:
      77,000                  Series 1996-M7-B, 6.863% due 6/17/11                                   78,468
     195,000                  Series 1996-MD6-A1C, 7.040% due 11/13/26                              202,434
     158,000                  Series 1997-D4-A1D, 7.490% due 4/14/27                                169,109
     102,086               Centrex Auto Trust, Series 1996-B-A, 6.150% due 9/15/04                  102,118
      92,939               Fleetwood Credit Corp., Grantor Trust, Series 1997-A-A,
                              6.640% due 9/15/12                                                     94,014
     115,000               Green Tree Home Improvement Loan Trust, Series 1997-C,
                              6.380% due 8/15/28                                                    115,180
                           The Money Store Inc., Home Equity Loan:
      64,000                  6.890% due 3/15/16                                                     67,680
      72,000                  7.600% due 7/15/21                                                     75,290
      49,000                  7.800% due 10/15/21                                                    50,777
     153,000                  7.690% due 5/15/24                                                    160,814
     152,000               Merrill Lynch, 7.120% due 6/18/29                                        159,315
     110,000               Morgan Stanley Capital I, Series 1997-C1-A1C,
                              7.630% due 12/15/06                                                   118,559

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                           TBC MANAGED INCOME PORTFOLIO

     FACE
    AMOUNT                                            SECURITY                                    VALUE
===========================================================================================================
ASSET-BACKED SECURITIES -- 4.2% (continued)
$    138,000               Oakwood Mortgage 97-C A-6, 7.350% due 11/15/27                      $    141,148
-----------------------------------------------------------------------------------------------------------
                           TOTAL ASSET-BACKED SECURITIES
                           (Cost-- $1,485,010)                                                    1,534,906
===========================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 37.9%
     935,000               U.S. Treasury Note, 5.500% due 11/15/98                                  934,233
   2,118,000               U.S. Treasury Note, 6.750% due 5/31/99                                 2,153,180
   1,676,000               U.S. Treasury Note, 5.875% due 11/15/99                                1,682,754
     332,000               U.S. Treasury Note, 6.375% due 8/15/02                                   340,250
     221,000               U.S. Treasury Note, 6.500% due 10/15/06                                  229,639
   1,283,000               U.S. Treasury Bond, 7.250% due 8/15/22                                 1,445,197
     440,866               Federal Home Loan Mortgage Corp., 8.500% due 5/1/25                      461,666
     192,329               Federal Home Loan Mortgage Corp., 9.500% due 7/25/22                     205,852
     195,314               Federal Home Loan Mortgage Corp. Gold, 7.000% due 1/1/00                 198,121
     195,867               Federal National Mortgage Association, 6.000% due 12/1/10                192,440
     156,720               Federal National Mortgage Association, 6.500% due 11/1/03                158,924
     482,000               Federal National Mortgage Association, 6.500% due 12/1/12++              481,547
      58,134               Federal National Mortgage Association, 7.000% due 7/1/22                  58,315
     166,871               Federal National Mortgage Association, 7.000% due 7/1/23                 167,392
     305,016               Federal National Mortgage Association, 7.000% due 8/1/03                 309,018
     674,000               Federal National Mortgage Association, 7.000% due 12/1/27++              676,103
       8,935               Federal National Mortgage Association, 7.500% due 4/1/05                   9,128
      52,823               Federal National Mortgage Association, 7.500% due 6/1/10                  54,193
     244,026               Federal National Mortgage Association, 7.500% due 7/1/09                 250,354
     219,371               Federal National Mortgage Association, 7.500% due 6/1/09                 225,060
      84,369               Federal National Mortgage Association, 7.500% due 11/1/11                 86,557
     238,713               Federal National Mortgage Association, 7.536% due 6/1/16                 244,158
     127,352               Federal National Mortgage Association, 9.000% due 8/1/26                 135,511
     468,485               Government National Mortgage Association,
                              7.000% due 9/15/23                                                    471,264
     244,997               Government National Mortgage Association,
                              7.000% due 11/15/23                                                   246,450
     438,891               Government National Mortgage Association,
                              7.500% due 12/15/23                                                   450,684
     256,225               Government National Mortgage Association,
                              8.000% due 7/15/17                                                    266,954
     186,965               Government National Mortgage Association,
                              8.000% due 6/15/27                                                    194,092
     307,085               Government National Mortgage Association,
                              8.000% due 7/15/27                                                    318,792
     212,685               Government National Mortgage Association,
                              8.500% due 12/15/21                                                   223,918

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                           TBC MANAGED INCOME PORTFOLIO

     FACE
    AMOUNT                                            SECURITY                                    VALUE
===========================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 37.9% (continued)
$    844,592               Government National Mortgage Association,
                              9.000% due 12/15/21                                              $    906,110
-----------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AGENCIES &
                           OBLIGATIONS
                           (Cost-- $13,654,949)                                                  13,777,856
===========================================================================================================
    SHARES                                            SECURITY                                    VALUE
===========================================================================================================
WARRANTS -- 0.0%
       1,500               Orion Network Systems, Expires 1/15/07
                           (Cost-- $1,050)                                                            1,500
===========================================================================================================
                           SUB-TOTAL INVESTMENTS
                           (Cost-- $30,531,238)                                                  31,113,109
===========================================================================================================
      FACE
     AMOUNT                                           SECURITY                                     VALUE
===========================================================================================================
SHORT-TERM INVESTMENT -- 14.4%
$  5,224,000               Federal Home Loan Bank Discount Note,
                              5.625% due 11/3/97
                           (Cost-- $5,224,000)                                                    5,224,000
===========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $35,755,238**)                                               $36,337,109
===========================================================================================================

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

++   Security is traded on a "to-be-announced" basis (See Note 9).

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 29 for definition of ratings.


                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                SMITH BARNEY MONEY MARKET PORTFOLIO

     FACE                                                                   ANNUALIZED
    AMOUNT                             SECURITY                                YIELD              VALUE
===========================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 5.3%
$   2,000,000   Federal Home Loan Bank matures 4/24/98                         5.59%           $ 1,947,412
    4,000,000   Federal Home Loan Mortgage Corp. matures 11/3/97               5.49               3,998,782
-----------------------------------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCIES & OBLIGATIONS
                (Cost-- $5,946,195)                                                               5,946,194
===========================================================================================================
COMMERCIAL PAPER -- 73.8%
    2,000,000   ABN AMRO Bank Canada matures 1/5/98                            5.60               1,980,067
    4,000,000   AIG Funding matures 11/3/97                                    5.70               3,998,733
    2,000,000   American Express Credit Corp. matures 12/29/97                 5.55               1,982,343
    4,000,000   Banca Commerciale Italiana
                    mature 11/14/97 to 12/23/97                            5.59 to 5.61           3,980,038
    3,000,000   Bank of New York matures 11/17/97                              5.53               2,992,664
    4,000,000   Bayerische Vereinsbank matures 11/3/97                         5.53               3,998,778
    1,000,000   Bear Stearns matures 11/13/97                                  5.59                 998,150
    4,000,000   Bell Atlantic Financial matures 11/10/97                       5.56               3,994,480
    4,000,000   Chase Manhattan Bank Corp.
                    mature 11/17/97 to 1/30/98                             5.57 to 5.65           3,967,679
    4,000,000   CIT Group Holdings Inc. matures 11/10/97                       5.56               3,994,480
    2,000,000   Credit Suisse First Boston matures 11/20/97                    5.60               1,994,195
    2,000,000   Cregem North America Inc. matures 11/7/97                      5.58               1,998,167
    1,000,000   E.I. du Pont De Nemours & Co. matures 12/4/97                  5.75                 994,876
    3,000,000   First Union Corp. matures 11/4/97                              5.57               2,998,628
    3,000,000   Ford Motor Credit mature 12/2/97 to 1/23/98                5.68 to 5.80           2,969,321
    2,000,000   Generale Bank matures 1/22/98                                  5.66               1,974,694
    3,000,000   General Electric Capital Corp.
                    matures 11/10/97                                           5.71               2,995,815
    3,000,000   Halifax Building Society matures 12/11/97                      5.61               2,981,534
    4,800,000   International Nederlanden US Funding Corp.
                    mature 11/4/97 to 11/6/97                              5.52 to 5.53           4,797,189
    2,000,000   J.P. Morgan & Co. matures 11/12/97                             5.51               1,996,651
    3,800,000   Lucent Technologies matures 12/4/97                            5.53               3,780,911
    3,500,000   Merrill Lynch & Co., Inc.
                    mature 12/1/97 to 2/27/98                              5.61 to 5.67           3,470,255
    2,000,000   National Bank of Canada matures 2/2/98                         5.63               1,971,480
    4,000,000   NationsBank mature 11/21/97 to 12/10/97                    5.55 to 5.59           3,981,885
    1,000,000   Oesterreichische Kontrollbank AG matures 1/14/98               5.65                 988,695
    3,800,000   Rabo Bank matures 11/3/97                                      5.52               3,798,839
    3,000,000   Svenska Handelsbanken matures 1/30/98                          5.64               2,958,300
    3,800,000   Union Bank of Switzerland matures 11/3/97                      5.69               3,798,799
-----------------------------------------------------------------------------------------------------------
                TOTAL COMMERCIAL PAPER
                (Cost-- $84,338,489)                                                             82,337,646
===========================================================================================================

                       See Notes to Financial Statements.

===========================================================================================================
Schedules of Investments (continued)                                                       October 31, 1997
===========================================================================================================

                                SMITH BARNEY MONEY MARKET PORTFOLIO

     FACE                                                                   ANNUALIZED
    AMOUNT                             SECURITY                                YIELD              VALUE
===========================================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 13.5%
$   3,000,000   Abbey National PLC mature 12/19/97 to 4/3/98              5.64% to 5.71%       $  3,000,562
    2,000,000   Bayerische Landesbank mature 1/14/98 to 3/10/98            5.67 to 5.68           2,000,122
    2,000,000   Credit Agricole Indosuez matures 2/17/98                       5.72               2,000,175
    4,000,000   Deutsche Bank mature 1/9/98 to 4/6/98                          5.64               4,000,000
    2,000,000   National Westminster Bank PLC matures 1/7/98                   5.72               2,000,217
    2,000,000   Royal Bank of Canada matures 1/13/98                           5.72               2,000,843
-----------------------------------------------------------------------------------------------------------
                TOTAL FOREIGN CERTIFICATES OF DEPOSIT
                (Cost-- $13,001,076)                                                             15,001,919
===========================================================================================================
TIME DEPOSITS -- 3.6%
    4,000,000   Bank Austriaengesellschaft
                    (Bank Austria) matures 11/3/97
                (Cost-- $4,000,000)                                            5.75               4,000,000
===========================================================================================================
REPURCHASE AGREEMENT -- 3.8%
    4,225,000   Morgan Stanley Dean Witter Discover, 5.65% due 11/3/97;
                Proceeds at maturity -- $4,226,989;
                (Fully collateralized by U.S. Treasury Note,
                9.125% due 5/15/99; Market value -- $4,332,193)
                (Cost-- $4,225,000)                                                               4,225,000
===========================================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost-- $111,510,759**)                                                        $111,510,759
===========================================================================================================

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA           -- Bonds rated "AAA" have the highest rating assigned by
                 Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA            -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A             -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB           -- Bonds rated "BBB" are regarded as having an adequate
                 capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

A             -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa           -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba            -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B             -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR            -- Indicates that the bond is not rated by Standard & Poor's or
                 Moody's.

==========================================================================================
Statements of Assets and Liabilities                                      October 31, 1997
==========================================================================================

                                                                              Smith Barney
                                                  MFS Total      TBC Managed     Money
                                                   Return          Income        Market
                                                  Portfolio      Portfolio     Portfolio
==========================================================================================
ASSETS:
   Investments, at value
      (Cost -- $207,944,872 and $30,531,238,
      respectively)                             $234,361,812   $ 31,113,109   $         --
   Short-term investments, at value
      (Cost -- $35,675,445, $5,224,000
      and $111,510,759, respectively)             35,675,445      5,224,000    111,510,759
   Cash                                              369,740            116            474
   Receivable for securities sold                    758,791      7,235,935             --
   Receivable for Fund shares sold                   167,780        124,725             --
   Dividends and interest receivable               1,819,862        447,093        196,471
------------------------------------------------------------------------------------------
   Total Assets                                  273,153,430     44,144,978    111,707,704
------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                9,338,379     12,276,668             --
   Management fees payable                           178,958         72,942        278,183
   Dividends payable                                      --             --        222,615
   Accrued expenses                                   50,963         16,380         38,878
------------------------------------------------------------------------------------------
   Total Liabilities                               9,568,300     12,365,990        539,676
------------------------------------------------------------------------------------------
Total Net Assets                                $263,585,130   $ 31,778,988   $111,168,028
==========================================================================================

NET ASSETS:
   Par value of capital shares                  $        172   $         27   $      1,112
   Capital paid in excess of par value           218,636,900     29,357,001    111,166,916
   Undistributed net investment income             6,905,623      1,768,287             --
   Accumulated net realized gain
      from security transactions                  11,625,144         71,802             --
   Net unrealized appreciation of investments
      and foreign currencies                      26,417,291        581,871             --
------------------------------------------------------------------------------------------
Total Net Assets                                $263,585,130   $ 31,778,988   $111,168,028
==========================================================================================
Shares Outstanding                                17,220,795      2,751,446    111,168,028
------------------------------------------------------------------------------------------
Net Asset Value                                       $15.31         $11.55          $1.00
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

============================================================================================
 Statements of Operations                                For the Year Ended October 31, 1997
============================================================================================

                                                                                Smith Barney
                                                  MFS Total     TBC Managed         Money
                                                   Return          Income          Market
                                                 Portfolio       Portfolio       Portfolio
============================================================================================
INVESTMENT INCOME:
   Interest                                   $   5,695,940    $   2,000,778   $   6,058,095
   Dividends                                      2,901,231               --              --
   Less: Foreign withholding tax                    (20,493)              --              --
--------------------------------------------------------------------------------------------
   Total Investment Income                        8,576,678        2,000,778       6,058,095
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                       1,556,167          176,499         650,916
   Custody                                           40,120            4,808          23,146
   Audit and legal                                   22,435           16,005          18,760
   Shareholder communications                        20,415            3,507          16,274
   Pricing service fees                              10,233           19,999              --
   System servicing fees                              6,166            6,147           6,026
   Directors' fees                                    5,001            4,000           6,500
   Registration fees                                     --            2,792           3,650
   Other                                              9,999            2,011           1,677
--------------------------------------------------------------------------------------------
   Total Expenses                                 1,670,536          235,768         726,949
   Less:Management fee waiver (Note 3)                   --               --         (24,546)
--------------------------------------------------------------------------------------------
   Net Expenses                                   1,670,536          235,768         702,403
--------------------------------------------------------------------------------------------
Net Investment Income                             6,906,142        1,765,010       5,355,692
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities*):
      Proceeds from sales                       172,309,745       68,367,159       5,293,085
      Cost of securities sold                   160,677,597       67,946,672       5,293,038
--------------------------------------------------------------------------------------------
   Net Realized Gain                             11,632,148          420,487              47
--------------------------------------------------------------------------------------------
   Changes in Net Unrealized Appreciation
   of Investments:
      Beginning of year                          10,613,244          289,610              --
      End of year                                26,417,291          581,871              --
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation       15,804,047          292,261              --
--------------------------------------------------------------------------------------------
Net Gain on Investments                          27,436,195          712,748              47
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations        $  34,342,337    $   2,477,758   $   5,355,739
============================================================================================

* Amounts represent gains from the sale of short-term securities for the Smith Barney Money Market Portfolio.


                       See Notes to Financial Statements.

===================================================================================
Statements of Changes in Net Assets
===================================================================================

                                                          Years Ended October 31,
                                                     ------------------------------
MFS Total Return Portfolio                                 1997             1996
===================================================================================
OPERATIONS:
   Net investment income                             $   6,906,142    $   3,561,906
   Net realized gain                                    11,632,148        1,948,481
   Increase in net unrealized appreciation              15,804,047        8,395,692
-----------------------------------------------------------------------------------
   Increase in Net Assets From Operations               34,342,337       13,906,079
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                (3,166,892)      (1,430,635)
   Net realized gains                                   (1,937,784)        (403,787)
-----------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                     (5,104,676)      (1,834,422)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                     98,021,137       71,717,857
   Net asset value of shares issued
      for reinvestment of dividends                      5,104,675        1,834,422
   Cost of shares reacquired                            (3,307,736)        (457,554)
-----------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                           99,818,076       73,094,725
-----------------------------------------------------------------------------------
Increase in Net Assets                                 129,055,737       85,166,382
NET ASSETS:
   Beginning of year                                   134,529,393       49,363,011
-----------------------------------------------------------------------------------
   End of year*                                      $ 263,585,130    $ 134,529,393
===================================================================================
* Includes undistributed net investment income of:   $   6,905,623    $   3,168,201
===================================================================================

                       See Notes to Financial Statements.

=================================================================================
Statements of Changes in Net Assets (continued)
=================================================================================

                                                        Years Ended October 31,
                                                     ----------------------------
TBC Managed Income Portfolio                              1997            1996
=================================================================================
OPERATIONS:
   Net investment income                             $  1,765,010    $  1,179,696
   Net realized gain (loss)                               420,487        (339,622)
   Increase in net unrealized appreciation                292,261          38,407
---------------------------------------------------------------------------------
   Increase in Net Assets From Operations               2,477,758         878,481
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               (1,060,922)       (567,702)
   Net realized gains                                          --        (186,111)
---------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                    (1,060,922)       (753,813)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                     7,828,206      12,619,297
   Net asset value of shares issued
      for reinvestment of dividends                     1,060,922         753,813
   Cost of shares reacquired                           (2,059,096)     (1,244,582)
---------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                           6,830,032      12,128,528
---------------------------------------------------------------------------------
Increase in Net Assets                                  8,246,868      12,253,196
NET ASSETS:
   Beginning of year                                   23,532,120      11,278,924
---------------------------------------------------------------------------------
   End of year*                                      $ 31,778,988    $ 23,532,120
=================================================================================
* Includes undistributed net investment income of:   $  1,768,287    $  1,063,584
=================================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

                                                    Years Ended October 31,
                                                 ------------------------------
Smith Barney Money Market Portfolio                  1997              1996
===============================================================================
OPERATIONS:
   Net investment income                         $   5,355,692    $   3,444,502
   Net realized gain                                        47              549
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations            5,355,739        3,445,051
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                            (5,355,692)      (3,444,502)
   Net realized gains                                      (47)            (549)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                 (5,355,739)      (3,445,051)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                199,654,882       98,594,062
   Net asset value of shares issued
      for reinvestment of dividends                  5,314,435        3,325,266
   Cost of shares reacquired                      (192,951,787)     (40,255,629)
-------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                       12,017,530       61,663,699
-------------------------------------------------------------------------------
Increase in Net Assets                              12,017,530       61,663,699
NET ASSETS:
   Beginning of year                                99,150,498       37,486,799
-------------------------------------------------------------------------------
   End of year                                   $ 111,168,028    $  99,150,498
===============================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: Alliance Growth, AIM Capital Appreciation,
GT Global Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and TBC Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days; accordingly, the cost of securities plus accreted discount or minus amortized premium, which approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from

================================================================================
Notes to Financial Statements (continued)
================================================================================

generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and the TBC Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $2,784 was reclassified to paid-in capital for the TBC Managed Income Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. DIVIDENDS

     The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

     3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the MFS Total Return ("MFSTR") and the TBC Managed Income ("TBCMI") Portfolios. SBMM pays SBMFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. MFSTR and TBCMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly. SBMFM waived a portion of its management fee for SBMM.

     TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and The Boston Company Asset Management, Inc. ("TBC"). Pursuant to each sub-advisory agreement, MFS and TBC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TBCMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TBCMI. These fees are calculated daily and paid monthly.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     TIA has entered into a sub-administrative services agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TBCMI.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

     All officers and one Director of the Fund are employees of SB.

     4. INVESTMENTS

     During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                           MFSTR                   TBCMI
================================================================================
Purchases                              $254,214,112            $76,334,271
--------------------------------------------------------------------------------
Sales                                   172,309,745             68,367,159
================================================================================

     At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                           MFSTR                   TBCMI
================================================================================
Gross unrealized appreciation           $28,076,096              $ 716,194
Gross unrealized depreciation            (1,659,156)              (134,323)
--------------------------------------------------------------------------------
Net unrealized appreciation             $26,416,940              $ 581,871
================================================================================

     5. REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     6. FUTURES CONTRACTS

     MFSTR has the ability to enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices(futures contracts).

     At October 31, 1997, MFSTR had no open futures contracts.

     7. LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

     At October 31, 1997, the Portfolios had no securities on loan.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     8. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Porfolios purchase upon exercise will be increased by the premium originally paid.

     At October 31, 1997, the Portfolios had no open purchased put or call option contracts.

     When the Porfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the period ended October 31, 1997, the Portfolios did not write any options.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     9. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At October 31, 1997, TBCMI held two TBA securities with a cost of $1,152,584.

     10. CAPITAL SHARES

     At October 31, 1997, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                            Year Ended             Year Ended
                                         October 31, 1997      October 31, 1996
================================================================================
MFS Total Return
Shares sold                                  6,821,186                5,847,883
Shares issued on reinvestment                  383,810                  154,268
Shares redeemed                               (230,566)                 (35,887)
-------------------------------------------------------------------------------
Net Increase                                 6,974,430                5,966,264
===============================================================================
TBC Managed Income
Shares sold                                    710,326                1,163,766
Shares issued on reinvestment                   98,782                   69,444
Shares redeemed                               (184,846)                (116,880)
-------------------------------------------------------------------------------
Net Increase                                   624,262                1,116,330
===============================================================================
SB Money Market
Shares sold                                199,654,882               98,594,062
Shares issued on reinvestment                5,314,435                3,325,266
Shares redeemed                           (192,951,787)             (40,255,629)
-------------------------------------------------------------------------------
Net Increase                                12,017,530               61,663,699
===============================================================================

======================================================================================================
Financial Highlights
======================================================================================================

For a share of capital stock outstanding throughout each year:

MFS Total Return Portfolio                       1997            1996            1995          1994(1)
======================================================================================================
Net Asset Value, Beginning of Year               $13.13          $11.53           $9.98         $10.00
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.38            0.33            0.45           0.13
  Net realized and unrealized gain (loss)          2.27            1.62            1.15          (0.15)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.65            1.95            1.60          (0.02)
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.29)          (0.27)          (0.05)            --
  Net realized gains                              (0.18)          (0.08)             --             --
------------------------------------------------------------------------------------------------------
Total Distributions                               (0.47)          (0.35)          (0.05)            --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $15.31          $13.13          $11.53          $9.98
------------------------------------------------------------------------------------------------------
Total Return                                      20.64%          17.16%          16.12%         (0.20)%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $263,585        $134,529         $49,363         $8,504
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                      0.86%           0.91%           0.95%          0.93%+
  Net investment income                            3.54            3.82            4.40           3.51+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              99%            139%            104%            18%
------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                  $0.06           $0.06           $0.04             --
======================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                           Expense Ratios
                      Net Investment Income              Without Fee Waivers
                       Per Share Decreases                and Reimbursement
                       -------------------                -----------------
    1995                      $0.01                            1.06%
    1994                       0.06                            2.51+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

=====================================================================================================
Financial Highlights (continued)
=====================================================================================================

For a share of capital stock outstanding throughout each year:

TBC Managed Income Portfolio                    1997           1996(1)          1995          1994(2)
=====================================================================================================
Net Asset Value, Beginning of Year              $11.06         $11.16           $10.04         $10.00
-----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                        0.63           0.65             0.61           0.21
  Net realized and unrealized gain (loss)         0.35          (0.14)            0.64          (0.17)
-----------------------------------------------------------------------------------------------------
Total Income From Operations                      0.98           0.51             1.25           0.04
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.49)         (0.46)           (0.13)            --
  Net realized gains                                --          (0.15)              --             --
-----------------------------------------------------------------------------------------------------
Total Distributions                              (0.49)         (0.61)           (0.13)            --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.55         $11.06           $11.16         $10.04
-----------------------------------------------------------------------------------------------------
Total Return                                      9.19%          4.61%           12.68%          0.40%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $31,779        $23,532          $11,279         $3,840
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                     0.87%          0.92%            0.92%          0.87%+
  Net investment income                           6.48           6.19             6.13           5.67+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            259%           255%             170%            42%
=====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                       Net Investment Income              Without Fee Waivers
                        Per Share Decreases                and Reimbursement
                        -------------------                -----------------
    1995                       $0.04                            1.29%
    1994                        0.07                            2.91+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

==========================================================================================================
Financial Highlights (continued)
==========================================================================================================

For a share of capital stock outstanding throughout each year:

Smith Barney Money Market Portfolio                1997             1996            1995            1994(1)
==========================================================================================================
Net Asset Value, Beginning of Year                  $1.00            $1.00           $1.00           $1.00
----------------------------------------------------------------------------------------------------------
  Net investment income(2)                          0.049            0.049           0.052           0.014
  Distributions from net investment income         (0.049)          (0.049)         (0.052)         (0.014)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $1.00            $1.00           $1.00           $1.00
----------------------------------------------------------------------------------------------------------
Total Return                                         5.05%            5.05%           5.35%           1.46%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $111,168          $99,150         $37,487          $5,278
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                        0.65%            0.65%           0.65%           0.66%+
  Net investment income                              4.94             4.86            5.26            3.83+
==========================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager waived all or part of its fees for the years ended October 31, 1997, October 31, 1996 and October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                       Net Investment Income              Without Fee Waivers
                        Per Share Decreases                and Reimbursement
                        -------------------                -----------------
    1997                       $0.000*                          0.67%
    1996                        0.001                           0.74
    1995                        0.003                           0.94
    1994                        0.005                           2.11+

*    Amount represents less than $0.001.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

     For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1997:

      Long-term capital gain distributions paid:

            MFS Total Return Portfolio                       $1,528,081

     Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

            MFS Total Return Portfolio                            75.64%

================================================================================
Independent Auditor's Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
December 18, 1997

Travelers Series                                                    SMITH BARNEY
Fund Inc.                                                           ------------
                                                A Member of TravelersGroup[LOGO]


Directors                               Investment Managers

Victor K. Atkins                        Smith Barney Mutual Funds
A.E. Cohen                                  Management Inc.
Robert A. Frankel                       Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman             Distributor
James M. Shuart
                                        Smith Barney Inc.

Officers
                                        Custodian
Heath B. McLendon
President and                           PNC Bank, N.A.
Chief Executive Officer

Lewis E. Daidone                        Annuity Administration
Senior Vice President and Treasurer
                                        Travelers Annuity Investor Services
John C. Bianchi                         5 State House Square
Vice President                          1 Tower Square
                                        Hartford, CT 06183
James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell                      This report is submitted for the general
Vice President                          information of the shareholders of
                                        Travelers Series Fund Inc. -- MFS Total
Bruce D. Sargent                        Return, TBC Managed Income and Smith
Vice President                          Barney Money Market Portfolios. It is
                                        not authorized for distribution to
Phyllis Zahorodny                       prospective investors unless accompanied
Vice President                          or preceded by a current Prospectus for
                                        the Portfolios, which contains
Irving P. David                         information concerning the Portfolios'
Controller                              investment policies and expenses as well
                                        as other pertinent information.
Thomas M. Reynolds
Controller

Christina T. Sydor                      Travelers Series
Secretary                               Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013

                                        IN0253 12/97

================================================================================
                           A N N U A L   R E P O R T
================================================================================

1997
1997
1997
1997
1997


          Travelers Series
          Fund Inc.

          Smith Barney Income
          and Growth Portfolio

          Alliance Growth Portfolio

          Van Kampen American
          Capital Enterprise Portfolio

          ---------------------------------------
          October 31, 1997

[LOGO]    Smith Barney Mutual Funds
          Investing for your future.
          Every day.

================================================================================
  Smith Barney Income and Growth, Alliance Growth
  and Van Kampen American Capital Enterprise Portfolios
================================================================================

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- Smith Barney Income and Growth Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio ("Portfolios") for the year ended October 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney Income and Growth Portfolio

For the year ended October 31, 1997, the Smith Barney Income and Growth Portfolio had a total return of 23.38% compared to the total return of 27.08% for its Lipper Analytical Services, Inc. ("Lipper") growth fund peer group average over the same period. (Lipper is a major independent fund-tracking organization.)

The Portfolio's managers typically choose large-capitalization companies that have an above-market dividend yield and are undervalued by the marketplace. The managers look to find a fundamental improvement underway, such as a new product development or new management, the positive effect of which has not yet been reflected in the stock price.

At the beginning of the reporting period, corporate earnings growth was healthy and the inflation picture was benign. As a result, the price/earnings ratios of many companies expanded during the first three quarters of 1997 and the market performed extremely well. (A price/earnings ratio is a widely used gauge of a stock's valuation and indicates what investors are paying for a company's earnings at the current stock price.)

While the inflation picture has improved due in large part to the deflationary pressures arising from the current economic troubles in Asia, the managers believe that there's now a much greater risk of corporate earnings disappointments going forward for globally exposed U.S. companies. (For example, if Asia's excess supply becomes worse, some U.S. companies may import the region's problems. Encouraged by inexpensive raw materials and the ability to import cheap Asian labor, some U.S. producers may add so much capacity that our markets will ultimately become flooded with inexpensive goods.)

In light of the managers' expectations for higher corporate earnings risk in the months ahead, they have become more conservative and have begun to shift assets out of higher earnings risk companies that are economically sensitive and into more conservative market sectors such as utilities. (Domestic utilities generally don't have to worry about currency risk, export markets and future earnings growth.) In the opinion of the managers, select utilities are becoming more attractive investment opportunities because of their relative stability as well as their excellent yield and total return potential. The key is to evaluate each opportunity in the utilities sector on a company-by-company basis.

Two companies in the Portfolio that demonstrate the managers' value approach to investing are Sprint Corp. and Bristol-Myers Squibb Co. While Sprint's earnings have been lower than expected over the near term because of substantial investment in private cellular systems nationwide, the company's core long-distance telephone and computer businesses have grown at the expense of competitors AT&T and MCI. According to the Portfolio's managers, the recent historic merger of WorldCom and MCI also underscores the enormous upside potential of Sprint's undervalued assets.

Bristol-Myers Squibb has also come a long way under new management the last few years. While the company was once a peer group laggard with bloated costs and a slow growth rate, the momentum has shifted as Bristol-Myers Squibb has become more of a marketing powerhouse in the drug industry and a more formidable competitor versus Merck. Recent product introductions from Bristol-Myers Squibb should also significantly improve its future earnings potential.

Looking ahead, the managers believe that global deflation remains a serious problem and that Asia's recent troubles will require investment professionals to become more proactive and more judicious with respect to their stock selections. In the aftermath of the collapse of Japan's financial services and real estate industries in recent years, the managers think the hard lessons of not dealing with the effects of deflation and overcapacity are there for everyone to see.

Alliance Growth Portfolio

For the year ended October 31, 1997, the Alliance Growth Portfolio generated a total return of 32.59%, outperforming the total return of 27.28% for its Lipper growth fund peer group average.

The Portfolio's fiscal year ended October 31, 1997 was another good one for investors generally, albeit marked by more market volatility than seen in recent years. The U.S. economy performed well throughout the reporting period, providing better-than-expected growth with no resurgence of inflation. Indeed, many stock market investors who were preoccupied with the threat of inflation throughout the year found that their fears were unfounded. The reporting period ended with interest rates at their lowest level for the year.

The stock market went through two phases of pronounced weakness during the period under review. In March and April, the major stock market averages dropped nearly 10% with much greater weakness in technology and over-the-counter stocks. On October 27, 1997, the Dow Jones Industrial Average ("DJIA") fell 554.26 points to 7161.15 in reaction to disarray in most Asian markets. (The DJIA is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.) However, investors did not panic and the stock market seemed to quickly regain its equilibrium.

There was a marked change in market leadership following the lows of April with large capitalization stocks (which had dominated the market for many months) giving way to a broadening market with much better performance by mid-cap and small-cap issues. During this time, technology stocks also recovered broadly. This broadening of the market had a positive impact on the relative performance of the Portfolio which traditionally has emphasized stocks of large and mid-sized companies that are somewhat smaller than those that dominate the Standard & Poor's 500 Index ("S&P 500"), a capitalization-weighted measure of 500 widely held common stocks.

The primary areas of emphasis for the Portfolio over the past twelve months have been in the stocks of technology and financial services companies. While the Portfolio lagged the S&P 500 early on in its fiscal year, it came back strongly after April to finish the reporting period close to the performance of the S&P 500.

The managers continue to be impressed by the potential of the Internet industry, specifically, and the communications industries in general. As many of you know, technological change and deregulation are rapidly changing the face of these industries. Worldcom (a telecommunications and Internet backbone giant that recently successfully bid $37 billion for MCI Communications) and Cisco Systems (a leading provider of equipment and software for computer inter-networking) continue to be major holdings of the Portfolio.

The managers have substantially reduced their holdings of Intel and some of the smaller technology stocks because they have identified more weakness in the short term. (An estimated 89% of the world's PCs are powered by Intel chips.) As noted, financial services company stocks remain important holdings led by MBNA Corp., American Express and American International Group.

While the significant challenges facing Asian markets may dampen near-term prospects for a while, the managers do not think a bear market in stocks is likely as long as the U.S. economy remains strong and interest rates stay low. In addition, despite the fact that the managers now have more moderate expectations regarding the short-term performance of the stock market, their optimism about long-term market performance remains intact.

Van Kampen American Capital Enterprise Portfolio

For the year ended October 31, 1997, the Van Kampen American Capital Enterprise Portfolio generated a total return of 29.81%, which compares favorably to the total return of 27.28% for its Lipper growth fund peer group average.

The Portfolio is managed with a consistent investment philosophy -- to own companies with positive future fundamentals at attractive current prices. Although this philosophy may sound simplistic, the managers believe that the best total return potential has usually been achieved by a primary focus on disciplined stock selection. In selecting stocks, the managers of the Portfolio generally look for at least one of the following fundamental characteristics:

     o    Consistent earnings growth

     o    Accelerating earnings growth

     o    Better-than-expected fundamentals

     o    An underlying change in a company, industry or regulatory environment

As long as the original criteria for purchasing a particular stock holds true and its value remains relatively attractive, the stock usually stays in the Portfolio. Today, high valuations are prevalent throughout much of the stock market, so the Portfolio's managers are monitoring stock prices even more closely than usual.

Throughout the reporting period, sector weightings tended to reflect where the managers found the best opportunities. Once again, technology, finance, and health-care stocks were attractive options. Financial stocks often thrive in a moderate-growth economy like the one we are experiencing, and companies such as BankAmerica and Conseco aided the Portfolio's performance. Technology stocks continue to have strong fundamentals, as it becomes increasingly critical for companies to invest in technology that will help them in managing their businesses and stay competitive. As a result, the Portfolio's managers have been pleased with their holdings in Compaq Computer, BMC Software, IBM and Dell Computer. Finally, healthcare stocks, including select pharmaceutical companies and health services providers, had a favorable impact on the Portfolio's performance. Prudent stock selection by the Portfolio's management team pinpointed strong performers such as Bristol-Myers Squibb Co., Pfizer, HealthSouth and Health Management Associates.

The only sector weighting that was increased notably during the reporting period was consumer services, which rose from 7% of the Portfolio's assets on October 31, 1996 to 11% by October 31, 1997. Consumer services holdings included several newspaper publishers (New York Times Co., Gannett and Tribune), restaurants (Cracker Barrel, Brinker International and Foodmaker) and Time Warner (a movie/entertainment producer.) Despite the volatility that the market experienced at the end of the reporting period, the nation's economic fundamentals -- slow but steady economic growth, solid corporate earnings and controlled inflation -- continue to be favorable. As such, the managers believe these conditions should benefit the Portfolio, and they encourage investors to remember that short-term market turbulence can be expected on the journey toward long-term goals. While the stock market will have a major impact on performance, the Portfolio's management team is optimistic about adding value over the long term based on their disciplined management philosophy.

In closing, thank you for investing in the Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon



Heath B. McLendon
Chairman

November 28, 1997

================================================================================
                    Smith Barney Income and Growth Portfolio
--------------------------------------------------------------------------------
 Historical Performance
================================================================================
                         Net Asset Value
                       ------------------
                       Beginning   End of     Income     Capital Gain    Total
Year Ended              of Year     Year     Dividends   Distributions  Returns+
================================================================================
10/31/97                $14.84     $17.90      $0.18        $0.17        23.38%
--------------------------------------------------------------------------------
10/31/96                 12.12      14.84       0.17         0.05        24.55
--------------------------------------------------------------------------------
10/31/95                 10.14      12.12       0.06         0.00        20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.14       0.00         0.00         1.40++
================================================================================
Total                                          $0.41        $0.22
================================================================================
================================================================================
                            Alliance Growth Portfolio
--------------------------------------------------------------------------------
 Historical Performance
================================================================================
                         Net Asset Value
                       ------------------
                       Beginning   End of     Income     Capital Gain    Total
Year Ended              of Year     Year     Dividends   Distributions  Returns+
================================================================================
10/31/97                $16.30     $20.82      $0.02        $0.62        32.59%
--------------------------------------------------------------------------------
10/31/96                 13.28      16.30       0.09         0.32        26.55
--------------------------------------------------------------------------------
10/31/95                 10.65      13.28       0.02         0.10        26.18
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.65       0.00         0.00         6.50++
================================================================================
Total                                          $0.13        $1.04
================================================================================
================================================================================
                Van Kampen American Capital Enterprise Portfolio
--------------------------------------------------------------------------------
 Historical Performance
================================================================================
                         Net Asset Value
                       ------------------
                       Beginning   End of     Income     Capital Gain    Total
Year Ended              of Year     Year     Dividends   Distributions  Returns+
================================================================================
10/31/97                $15.37     $19.89      $0.05        $0.00        29.81%
--------------------------------------------------------------------------------
10/31/96                 12.89      15.37       0.04         0.40        23.35
--------------------------------------------------------------------------------
10/31/95                 10.38      12.89       0.02         0.03        24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00      10.38       0.00         0.00         3.80++
================================================================================
Total                                          $0.11        $0.43
================================================================================

IT IS THE FUNDS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
 Average Annual Total Return+
================================================================================

                             Smith Barney      Alliance          Van Kampen
                              Income and        Growth        American Capital
                           Growth Portfolio    Portfolio    Enterprise Portfolio
================================================================================
Year Ended 10/31/97             23.38%           32.59%             29.81%
--------------------------------------------------------------------------------
6/16/94* through 10/31/97       20.42            27.21              24.08
================================================================================


================================================================================
Cumulative Total Return+
================================================================================
                             Smith Barney      Alliance          Van Kampen
                              Income and        Growth        American Capital
                           Growth Portfolio    Portfolio    Enterprise Portfolio
================================================================================
6/16/94* through 10/31/97       87.31%          125.49%            107.33%
================================================================================

+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
*    Commencement of operations.
++ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
           Smith Barney Income and Growth Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1997

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                      Smith Barney Income
                      and Growth Portfolio                S&P 500 Index
                      --------------------                -------------
6/16/94                     $10,000                            $10,000
10/94                       $10,140                            $10,324
4/95                        $10,982                            $11,404
10/95                       $12,189                            $13,053
4/96                        $13,943                            $14,684
10/96                       $15,181                            $16,018
4/97                        $16,911                            $18,374
10/31/97                    $18,731                            $21,159

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Income and Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
                   Alliance Growth Portfolio vs. S&P 500 Index
                             and Russell 1000 Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1997

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                  Alliance
              Growth Portfolio        S&P 500 Index          Russell 1000 Index
              ----------------        -------------          ------------------
6/16/94            $10,000               $10,000                  $10,000
10/94              $10,650               $10,324                  $10,191
04/95              $11,475               $11,404                  $11,050
10/95              $13,428               $13,053                  $12,612
04/96              $15,557               $14,684                  $14,327
10/96              $17,007               $16,018                  $15,501
04/97              $17,491               $18,374                  $17,529
10/31/97           $22,549               $21,159                  $19,822

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
              Van Kampen American Capital Enterprise Portfolio vs.
                                 S&P 500 Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1997


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                   Van Kampen American
               Capital Enterprise Portfolio        S&P 500 Index
               ----------------------------        -------------
6/16/94                  $10,000                      $10,000
10/94                    $10,380                      $10,324
04/95                    $11,160                      $11,404
10/95                    $12,948                      $13,053
04/96                    $14,933                      $14,684
10/96                    $15,972                      $16,018
04/97                    $17,283                      $18,374
10/31/97                 $20,733                      $21,159

+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Schedules of Investments                                        October 31, 1997
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                           SECURITY                                VALUE
================================================================================
COMMON STOCKS -- 95.1%
================================================================================
Capital Goods -- 4.0%
      120,000     Emerson Electric Co.                              $ 6,292,500
       80,000     General Electric Co.                                5,165,000
--------------------------------------------------------------------------------
                                                                     11,457,500
--------------------------------------------------------------------------------
Communication Equipment & Services -- 5.3%
       50,000     BellSouth Corp.                                     2,365,625
      140,000     GTE Corp.                                           5,941,250
      130,000     Sprint Corp.                                        6,760,000
--------------------------------------------------------------------------------
                                                                     15,066,875
--------------------------------------------------------------------------------
Conglomerates -- 1.5%
      100,000     National Service Industries, Inc.                   4,425,000
--------------------------------------------------------------------------------
Consumer Cyclicals -- 13.9%
      100,000     Dow Jones & Co., Inc.                               4,650,000
      190,000     Federal Mogul Corp.                                 8,039,375
       80,000     Ford Motor Co.                                      3,495,000
       50,000     General Motors Corp.                                3,209,375
      160,000     Hudson's Bay Co.                                    3,662,172
      200,000     The Limited, Inc.                                   4,712,500
      100,000     Masco Corp.                                         4,387,500
       30,000     Sears, Roebuck & Co.                                1,256,250
      150,000     Stanley Works, Inc.                                 6,337,500
--------------------------------------------------------------------------------
                                                                     39,749,672
--------------------------------------------------------------------------------
Consumer Staples -- 8.6%
      100,000     AMP, Inc.                                           4,500,000
      100,000     Giant Foods, Inc., Class A Shares                   3,062,500
       80,000     Kimberly-Clark Corp.                                4,155,000
      100,000     Quaker Oats Corp.                                   4,787,500
       50,000     Seagram Co. Ltd.                                    1,684,375
      120,000     Unilever NV, New York Shares                        6,405,000
--------------------------------------------------------------------------------
                                                                     24,594,375
--------------------------------------------------------------------------------
Energy -- 12.4%
       40,000     Amoco Corp.                                         3,667,500
      100,000     Ashland, Inc.                                       4,768,750
       80,000     Chevron Corp.                                       6,635,000
      100,000     Dresser Industries, Inc.                            4,212,500
       60,000     Exxon Corp.                                         3,686,250
      100,000     Mobil Corp.                                         7,281,250
      100,000     The Williams Cos., Inc.                             5,093,750
--------------------------------------------------------------------------------
                                                                     35,345,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                           SECURITY                                VALUE
================================================================================
Financial Services -- 18.2%
      100,000     Banc One Corp.                                    $ 5,212,500
       40,000     Chase Manhattan Corp.                               4,615,000
       90,000     Chubb Corp.                                         5,962,500
       80,000     First Chicago NBD Corp.                             5,820,000
       50,000     Hartford Financial Services Group, Inc.             4,050,000
       60,000     Mid Ocean Ltd.                                      3,892,500
      240,000     Provident Cos., Inc.                                8,010,000
       60,000     St. Paul Cos., Inc.                                 4,796,250
       80,000     Toronto-Dominion Bank                               2,920,000
      100,000     Washington Mutual, Inc.                             6,843,750
--------------------------------------------------------------------------------
                                                                     52,122,500
--------------------------------------------------------------------------------
Health Care -- 10.0%
      120,000     American Home Products Corp.                        8,895,000
      120,000     Baxter International, Inc.                          5,550,000
      100,000     Bristol-Myers Squibb Co.                            8,775,000
       80,000     Eli Lilly & Co.                                     5,350,000
--------------------------------------------------------------------------------
                                                                     28,570,000
--------------------------------------------------------------------------------
Raw and Intermediate Materials -- 8.3%
      110,000     Ball Corp.                                          3,850,000
      120,000     Imperial Chemicals Corp.                            7,185,000
      100,000     International Paper Co.                             4,500,000
       80,000     Reynolds Metals Co.                                 4,875,000
       60,000     Union Camp Corp.                                    3,251,250
--------------------------------------------------------------------------------
                                                                     23,661,250
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.5%
        4,000     Crescent Operating, Inc.*                              93,000
       40,000     Crescent Real Estate Equities, Inc.                 1,440,000
--------------------------------------------------------------------------------
                                                                      1,533,000
--------------------------------------------------------------------------------
Technology -- 3.6%
       60,000     Lockheed Martin Corp.                               5,703,750
       50,000     Pitney Bowes, Inc.                                  3,965,625
        8,000     United Technologies Corp.                             560,000
--------------------------------------------------------------------------------
                                                                     10,229,375
--------------------------------------------------------------------------------
Transportation -- 2.2%
       10,000     Alexander & Baldwin, Inc.                             275,000
      100,000     Union Pacific Corp.                                 6,125,000
--------------------------------------------------------------------------------
                                                                      6,400,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

================================================================================
Schedules of Investments (continued)                            October 31, 1997
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                           SECURITY                                VALUE
================================================================================
Utilities -- 6.6%
      100,000     Boston Edison Co.                                $  3,156,250
      100,000     Duke Energy Corp.                                   4,825,000
       70,000     EL Paso Natural Gas Co.                             4,195,625
       60,000     Enron Global Power & Pipelines, L.L.C.              2,066,250
      150,000     Keyspan Energy Corp.                                4,659,375
--------------------------------------------------------------------------------
                                                                     18,902,500
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost-- $231,265,225)                             272,057,047
================================================================================
     FACE
    AMOUNT                       SECURITY                                VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.9%
$  13,963,000     Goldman, Sachs & Co., 5.648% due 11/3/97; Proceeds
                  at maturity -- $13,969,572; (Fully collateralized
                  by U.S. Treasury Notes, 5.625% due 10/31/99;
                  Market Value--$14,248,613) (Cost--$13,963,000)     13,963,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $245,228,225**)                         $286,020,047
================================================================================

*  Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                                VALUE
================================================================================
COMMON STOCKS -- 84.0%
================================================================================
Airlines -- 3.0%
      163,000     Continental Airlines, Inc., Class B Shares        $ 7,049,750
       38,900     Delta Airlines Inc.                                 3,919,175
       40,300     Northwest Airlines Corp.*                           1,813,500
       26,500     UAL Corp.*                                          2,322,063
       34,000     US Airways Group Inc.*                              1,593,750
--------------------------------------------------------------------------------
                                                                     16,698,238
--------------------------------------------------------------------------------
Banks -- 3.5%
       92,304     Chase Manhattan Corp.                              10,649,574
      106,000     First Union Corp.                                   5,200,625
       55,000     NationsBank Corp.                                   3,293,125
--------------------------------------------------------------------------------
                                                                     19,143,324
--------------------------------------------------------------------------------
Commercial Services -- 5.4%
    1,018,250     CUC International Inc.*                            30,038,375
--------------------------------------------------------------------------------
Computer Services -- 3.7%
      346,600     Ceridian Corp.*                                    13,539,063
      203,375     Sterling Commerce Inc.*                             6,749,508
--------------------------------------------------------------------------------
                                                                     20,288,571
--------------------------------------------------------------------------------
Diversified Operations -- 2.8%
      333,000     Republic Industries Inc.*                           9,823,500
      144,398     Tyco International Ltd.                             5,451,025
--------------------------------------------------------------------------------
                                                                     15,274,525
--------------------------------------------------------------------------------
Drugs -- 3.3%
      113,400     Merck & Co., Inc.                                  10,120,950
       76,000     Pfizer Inc.                                         5,377,000
       50,000     Schering-Plough Corp.                               2,803,125
--------------------------------------------------------------------------------
                                                                     18,301,075
--------------------------------------------------------------------------------
Electronics -- 6.6%
      340,300     Cisco Systems Inc.*                                27,915,234
      211,600     3Com Corp.*                                         8,768,175
--------------------------------------------------------------------------------
                                                                     36,683,409
--------------------------------------------------------------------------------
Financial Services -- 6.8%
      168,600     American Express Co.                               13,150,800
       10,300     Household International Inc.                        1,166,475
      556,575     MBNA Corp.                                         14,644,880
       51,200     Morgan Stanley Dean Witter Discover & Co.           2,508,800
      264,825     Telecom-TCI Ventures, Class A Shares*               6,107,532
--------------------------------------------------------------------------------
                                                                     37,578,487
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                                VALUE
================================================================================
Hospital Supplies & Services -- 0.8%
       82,600     Medtronic Inc.                                    $ 3,593,100
      102,000     Quest Medical Inc.*                                   841,500
--------------------------------------------------------------------------------
                                                                      4,434,600
--------------------------------------------------------------------------------
Insurance -- 4.1%
      163,000     Acceptance Insurance Cos., Inc.*                    3,789,750
      117,675     American International Group Inc.                  12,010,205
       31,000     Nationwide Financial Services, Inc.                   943,562
       16,800     The PMI Group Inc.                                  1,015,350
       18,000     Progressive Corp.                                   1,876,500
      131,600     20th Century Industries                             3,290,000
--------------------------------------------------------------------------------
                                                                     22,925,367
--------------------------------------------------------------------------------
Miscellaneous -- 2.9%
       87,400     Boston Scientific Corp.*                            3,976,700
       49,000     Chrysler Corp.                                      1,727,250
       66,000     ITT Corp.*                                          4,929,375
       62,000     Loral Space & Communications*                       1,302,000
       45,000     Readers Digest Association, Inc.                    1,023,750
      126,800     Union Pacific Resources Corp.                       3,122,450
--------------------------------------------------------------------------------
                                                                     16,081,525
--------------------------------------------------------------------------------
Oil Related -- 10.1%
       48,500     BJ Services Co.*                                    4,110,375
       50,000     Baker Hughes Inc.                                   2,296,875
       64,700     Dresser Industries Inc.                             2,725,487
    1,409,500     Gulf Canada Resources Ltd.*                        11,804,562
      132,200     Halliburton Co.                                     7,882,425
      267,000     Nabors Industries Inc.*                            10,980,375
      160,000     Noble Drilling Corp.*                               5,690,000
       27,000     Rowan Cos. Inc.*                                    1,049,625
       75,000     Santa Fe International Corp.                        3,689,062
      104,000     Transocean Offshore, Inc.                           5,616,000
--------------------------------------------------------------------------------
                                                                     55,844,786
--------------------------------------------------------------------------------
Real Estate -- 6.8%
      180,900     Arden Realty Group Inc.                             5,517,450
       84,400     Equity Office Properties Trust                      2,579,475
      140,000     Excel Realty Trust, Inc.                            4,217,500
      191,300     Humphrey Hospitality Trust, Inc.                    2,343,425
       93,000     JP Realty, Inc.                                     2,266,875
      250,000     Koger Equity Inc.                                   5,406,250
      131,900     Macerich Co.                                        3,495,350
      114,000     Prentiss Properties Trust                           3,241,875


                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                                VALUE
================================================================================
Real Estate -- 6.8% (continued)
       70,000     SL Green Realty Corp.                             $ 1,754,375
      138,000     Spieker Properties Inc.                             5,399,250
       40,000     Sun Communities Inc.                                1,395,000
--------------------------------------------------------------------------------
                                                                     37,616,825
--------------------------------------------------------------------------------
Retail -- 2.9%
       62,100     Autozone Inc.*                                      1,835,831
      154,850     The Home Depot, Inc.                                8,613,531
      236,700     The Limited Inc.                                    5,577,244
--------------------------------------------------------------------------------
                                                                     16,026,606
--------------------------------------------------------------------------------
Technology -- 3.0%
       19,000     Intel Corp.                                         1,463,000
       18,000     Microsoft Corp.*                                    2,340,000
      376,700     Sterling Software Inc.*                            12,854,888
--------------------------------------------------------------------------------
                                                                     16,657,888
--------------------------------------------------------------------------------
Telecommunications -- 6.6%
      136,100     Brooks Fiber Properties Inc.*                       7,604,588
      232,800     Colt Telecommunications Group PLC ADR*              8,031,600
      187,700     Nextel Communications Inc.*                         4,927,125
       66,000     ProSieben Media AG ADS                              1,642,080
       27,674     Tele-Communications Inc., Class A Shares*             634,790
      148,787     Tele-Communications Liberty Media Group,
                    Class A Shares*                                   5,179,647
      107,500     Teleport Communications Group Inc.*                 5,200,312
      107,100     Viacom Inc., Non Voting Class B Shares*             3,239,775
--------------------------------------------------------------------------------
                                                                     36,459,917
--------------------------------------------------------------------------------
Tobacco -- 3.5%
      113,800     Loews Corp.                                        12,710,038
      166,000     Philip Morris Cos. Inc.                             6,577,750
--------------------------------------------------------------------------------
                                                                     19,287,788
--------------------------------------------------------------------------------
Utility - Telephone -- 8.2%
       31,000     American Telephone & Telegraph Corp.                1,517,063
      365,000     MCI Communications Corp.                           12,957,500
       94,000     Millicom International Cellular SA*                 3,948,000
       93,800     Telephone & Data Systems Inc.                       3,986,500
      682,060     Worldcom Inc.*                                     22,934,268
--------------------------------------------------------------------------------
                                                                     45,343,331
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost -- $352,149,315)                            464,684,637
================================================================================


                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                                VALUE
================================================================================
PREFERRED STOCKS -- 0.9%
================================================================================
Drugs -- 0.1%
       24,400     Gensia Inc., Exchangable $3.75*+                   $  625,250
--------------------------------------------------------------------------------
Miscellaneous -- 0.3%
       60,000     Automatic Common Exchange Security Trust 6.50%      1,695,000
--------------------------------------------------------------------------------
Utility - Telephone -- 0.5%
       22,000     Worldcom Inc. 8.00%                                 2,574,000
--------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCKS
                  (Cost -- $3,830,268)                                4,894,250
================================================================================
     FACE
    AMOUNT                       SECURITY                                VALUE
================================================================================
CONVERTIBLE BONDS -- 1.5%
================================================================================
Computers -- 1.0%
$   2,000,000     Applied Magnetic Corp., 7.00% due 3/15/06+          2,600,000
    2,905,000     HMT Technology Corp., 5.75% due 1/15/04+            2,806,956
--------------------------------------------------------------------------------
                                                                      5,406,956
--------------------------------------------------------------------------------
Electronics -- 0.5%
      920,000     Altera Corp., 5.75% due 6/15/02+                    1,589,300
    1,300,000     3Com Corp., 10.25% due 11/1/01+                     1,576,250
--------------------------------------------------------------------------------
                                                                      3,165,550
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost -- $9,656,043)                                8,572,506
================================================================================
                  SUB-TOTAL INVESTMENTS
                  (Cost -- $365,635,626)                            478,151,393
================================================================================

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

FACE
AMOUNT                           SECURITY                                VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 13.6%
================================================================================
$  30,290,000     Federal Home Loan Bank
                     Discount Notes, 5.43% to 5.60% due
                     11/3/97 to 11/17/97                          $  30,276,302
   44,000,000     Federal Home Loan Mortgage Corp.
                     Discount Notes, 5.46% to 5.50% due
                     11/12/97 to 11/20/97                            43,900,164
      800,000     Federal National Mortgage Association
                     Discount Note, 5.43% due 11/12/97                  798,673
--------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost -- $74,975,139)                              74,975,139
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $440,610,765**)                         $553,126,532
================================================================================

*    Non-income producing security.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                                 VALUE
================================================================================
COMMON STOCKS -- 96.4%
================================================================================
Advertising -- 1.2%
       25,900     Omnicom Group Inc.                                $ 1,829,188
        9,900     Universal Outdoor Holdings, Inc.                      418,275
--------------------------------------------------------------------------------
                                                                      2,247,463
--------------------------------------------------------------------------------
Aircraft & Aerospace -- 1.0%
       26,000     United Technologies Corp.                           1,820,000
--------------------------------------------------------------------------------
Airlines -- 0.4 %
       17,400     Continental Airlines Inc., Class B Shares*            752,550
--------------------------------------------------------------------------------
Automotive -- 1.1%
       50,800     Ford Motor Co.                                      2,219,325
--------------------------------------------------------------------------------
Banking -- 4.4%
       38,800     BankAmerica Corp.                                   2,774,200
       20,700     BankBoston Corp.                                    1,677,994
       20,000     Chase Manhattan Corp.                               2,307,500
       11,800     NationsBank Corp.                                     706,525
       11,100     U.S. Bancorp                                        1,128,731
--------------------------------------------------------------------------------
                                                                      8,594,950
--------------------------------------------------------------------------------
Broadcast Media and Cable Television -- 1.7%
       34,850     Chancellor Media Corp.*                             1,912,394
       24,500     Time Warner Inc.                                    1,413,344
--------------------------------------------------------------------------------
                                                                      3,325,738
--------------------------------------------------------------------------------
Chemicals -- 2.2%
       41,100     Crompton & Knowles Corp.*                           1,037,775
       31,700     Cytec Industries Inc.*                              1,545,375
       37,600     Praxair, Inc.                                       1,637,950
--------------------------------------------------------------------------------
                                                                      4,221,100
--------------------------------------------------------------------------------
Commercial Services -- 1.8%
       61,525     Accustaff Inc.*                                     1,757,308
       38,100     Corestaff Inc.*                                       942,975
       11,800     Federal Express Corp.*                                787,650
--------------------------------------------------------------------------------
                                                                      3,487,933
--------------------------------------------------------------------------------
Distribution/Wholesale -- 1.5%
       20,500     Brightpoint Inc.*                                     676,500
       24,450     CHS Electronics, Inc.*                                597,497
       32,500     Ingram Micro Inc., Class A Shares*                    968,906
       14,200     Tech Data Corp.*                                      631,900
--------------------------------------------------------------------------------
                                                                      2,874,803
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                                 VALUE
================================================================================
Diversified Operations/Manufacturing -- 3.1%
          600     Aeroquip-Vickers Inc.                               $  31,229
       12,100     Lear Corp.*                                           581,556
       28,000     Textron, Inc.                                       1,618,750
       49,200     Tyco International Ltd.                             1,857,300
       69,600     Westinghouse Electric Corp.                         1,840,050
--------------------------------------------------------------------------------
                                                                      5,928,885
--------------------------------------------------------------------------------
Electronics - Semiconductors/Components -- 1.7%
       22,200     Applied Materials, Inc.*                              740,925
       15,600     KLA-Tencor Corp.*                                     685,425
       18,500     Philips Electronics NV*                             1,449,937
       10,800     Teradyne Inc.*                                        404,325
--------------------------------------------------------------------------------
                                                                      3,280,612
--------------------------------------------------------------------------------
Energy - Oil & Gas -- 2.2%
       19,300     British Petroleum Co. ADR                           1,693,575
       30,100     Texaco Inc.                                         1,713,819
       30,000     YPF Sociedad Anonima ADR                              960,000
--------------------------------------------------------------------------------
                                                                      4,367,394
--------------------------------------------------------------------------------
Energy - Oilfield Services -- 2.2%
       15,400     Schlumberger Ltd.                                   1,347,500
       18,300     Smith International, Inc.*                          1,395,375
       12,700     Tidewater Inc.*                                       834,231
       14,100     Weatherford Enterra, Inc.                             719,981
--------------------------------------------------------------------------------
                                                                      4,297,087
--------------------------------------------------------------------------------
Environmental Production/Services -- 1.4%
       71,442     USA Waste Service, Inc.*                            2,643,354
--------------------------------------------------------------------------------
Financial Services -- 5.2%
       24,900     Bear Stearns Cos., Inc.*                              988,219
       32,600     FANNIE MAE                                          1,579,063
       39,500     FirstPlus Financial Group, Inc.*                    2,172,500
       31,300     Green Tree Financial Corp.                          1,318,513
        6,600     Household International, Inc.*                        747,450
       21,200     Merrill Lynch & Co., Inc.                           1,433,650
       29,100     Money Store Inc.                                      825,713
        7,500     SLM Holding Corp.                                   1,052,812
--------------------------------------------------------------------------------
                                                                     10,117,920
--------------------------------------------------------------------------------
Health Care - Hospital/Medical Services -- 6.7%
       28,000     ESC Medical Systems, Ltd.*                          1,099,000
       16,000     Guidant Corp.                                         920,000
       23,500     Health Care & Retirement Corp.*                       888,594
       43,968     Health Management Associates, Inc.*                 1,071,720

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                                 VALUE
================================================================================
Health Care - Hospital/Medical Services -- 6.7% (continued)
       69,800     HealthSouth Rehabilitation Corp.*                 $ 1,784,263
       27,100     Lincare Holdings, Inc.*                             1,453,238
       25,800     Renal Treatment Centers, Inc.*                        856,237
       29,100     Tenet Healthcare Corp.*                               889,369
       23,500     Total Renal Care Holding Inc.*                        724,094
       29,600     Universal Health Services Inc., Class B Shares*     1,304,250
       45,800     Wellpoint Health Networks Inc.*                     2,095,350
--------------------------------------------------------------------------------
                                                                     13,086,115
--------------------------------------------------------------------------------
Health Care - Pharmaceuticals -- 6.7%
       43,300     Bristol-Myers Squibb Co.                            3,799,575
       11,800     McKesson Corp.*                                     1,266,288
       28,700     Merck & Co., Inc.                                   2,561,475
       23,500     Mylan Laboratories Inc.                               515,531
       16,500     Pfizer Inc.                                         1,167,375
       40,400     Schering-Plough Corp.                               2,264,925
       48,000     Watson Pharmaceuticals, Inc.*                       1,524,000
--------------------------------------------------------------------------------
                                                                     13,099,169
--------------------------------------------------------------------------------
Hotels/Motels -- 2.0%
       12,900     Doubletree Corp.*                                     536,963
       32,100     HFS Inc.*                                           2,263,050
        9,800     Hilton Hotels Corp.                                   301,962
       12,100     Marriott International Inc.                           843,975
--------------------------------------------------------------------------------
                                                                      3,945,950
--------------------------------------------------------------------------------
Insurance -- 6.7%
       16,900     Allstate Corp.                                      1,401,644
       21,300     AMBAC Inc.                                            899,925
       30,300     CMAC Investment Corp.                               1,657,031
      122,800     Conseco, Inc.                                       5,357,150
       12,500     MGIC Investment Corp.                                 753,906
       42,000     Sunamerica, Inc.                                    1,509,375
       36,300     Torchmark Corp.                                     1,447,462
--------------------------------------------------------------------------------
                                                                     13,026,493
--------------------------------------------------------------------------------
Manufacturing -- 2.1%
        7,600     Cummins Engine Co., Inc.                              463,126
       26,300     Dana Corp.                                          1,231,169
       19,400     Eaton Corp.                                         1,874,525
       11,200     Illinois Tool Works Co.                               550,900
--------------------------------------------------------------------------------
                                                                      4,119,720
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                                 VALUE
================================================================================
Newspapers -- 2.0%
       23,500     Gannett Inc.*                                      $1,235,219
       22,200     New York Times Co., Class A Shares                  1,215,450
       26,600     Tribune Co.*                                        1,466,325
--------------------------------------------------------------------------------
                                                                      3,916,994
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.4%
       10,100     Xerox Corp.                                           801,060
--------------------------------------------------------------------------------
Paper & Related Products -- 0.9%
       20,800     Bowater Inc.                                          869,700
       22,100     Fort James Corp.*                                     877,094
--------------------------------------------------------------------------------
                                                                      1,746,794
--------------------------------------------------------------------------------
Retail - Department/Discount -- 3.8%
       24,250     Consolidated Stores Corp.*                             966,969
       28,100     Dayton Hudson Corp.                                  1,765,031
       35,300     Family Dollar Stores Inc.*                             829,550
       18,800     Proffitt's Inc.*                                       539,325
       41,200     Ross Stores, Inc.                                    1,539,850
       55,700     TJX Co.                                              1,650,112
--------------------------------------------------------------------------------
                                                                       7,290,837
--------------------------------------------------------------------------------
Retail - Food/Drugs -- 3.8%
       12,600     CVS Corp.                                              772,537
       25,200     General Nutrition Co.*                                 793,800
       52,500     Kroger Co.*                                          1,712,813
       19,400     Rite Aid Corp.                                       1,151,875
       50,897     Safeway Inc.*                                        2,958,417
--------------------------------------------------------------------------------
                                                                       7,389,442
--------------------------------------------------------------------------------
Retail - Restaurants -- 1.9%
       31,100     Applesouth Inc.*                                       579,237
       66,300     Brinker International Inc.*                            928,200
       24,500     Cracker Barrel Old Country Store, Inc.                 722,750
       49,800     Foodmaker Inc.*                                        818,588
       25,400     Landry's Seafood Restaurant Inc.*                      711,200
--------------------------------------------------------------------------------
                                                                       3,759,975
--------------------------------------------------------------------------------
Retail - Specialty -- 3.7%
       16,100     Bed Bath & Beyond Inc.*                                511,175
       25,700     Borders Group Inc.*                                    666,594
       22,350     The Home Depot, Inc.                                 1,243,219
       25,800     Liz Claiborne, Inc.                                  1,307,737

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                                 VALUE
================================================================================
 Retail - Specialty -- 3.7% (continued)
       21,100     Nautica Enterprises, Inc.*                          $ 561,787
       15,400     Tiffany & Co.                                         608,300
       20,000     Tommy Hilfiger Corp.*                                 791,250
       46,400     US Office Products Co.*                             1,450,000
--------------------------------------------------------------------------------
                                                                      7,140,062
--------------------------------------------------------------------------------
Technology - Computer Software -- 7.1%
       56,500     BMC Software, Inc.                                  3,411,187
       23,125     Cadence Design Systems, Inc.*                       1,231,406
       17,500     Cisco Systems Inc.*                                 1,435,547
       13,600     Citrix Systems Inc.*                                  998,750
       15,500     Computer Associates International Inc.              1,155,719
       31,600     Compuware Corp.*                                    2,089,550
       22,800     EMC Corp.*                                          1,276,800
       23,600     Mcafee Associates Inc.*                             1,174,100
        8,400     Microsoft Corp.*                                    1,092,000
--------------------------------------------------------------------------------
                                                                     13,865,059
--------------------------------------------------------------------------------
Technology - Computers & Office Equipment -- 5.9%
       73,400     Compaq Computer Corp.*                              4,679,250
       10,100     Dell Computer Corp.*                                  809,263
       32,900     International Business Machine Corp.                3,226,256
       15,100     Sanmina Corp.*                                      1,128,725
       36,600     SCI Systems Inc.*                                   1,610,400
--------------------------------------------------------------------------------
                                                                     11,453,894
--------------------------------------------------------------------------------
Technology - Semiconductors -- 2.9%
       20,666     Analog Devices, Inc.*                                 631,605
       15,100     Lattice Semiconductor Corp.*                          755,944
       13,700     Linear Technology Co.                                 861,387
       31,600     National Semiconductor Corp.*                       1,137,600
       11,700     Texas Instruments Inc.                              1,248,244
       32,900     VLSI Technology Inc.                                  974,662
--------------------------------------------------------------------------------
                                                                      5,609,442
--------------------------------------------------------------------------------
Technology - Telecommunications Equipment -- 3.8%
       27,900     Adaptec Inc.*                                       1,351,406
       15,100     Ciena Corp.*                                          830,500
       12,600     Lucent Technologies Inc.                            1,038,712
       10,000     Nokia Corp. ADR                                       882,500
       50,900     Scientific-Atlanta Inc.                               944,831
       25,800     Tellabs, Inc.*                                      1,393,200
       20,700     3Com Corp.*                                           857,756
--------------------------------------------------------------------------------
                                                                      7,298,905
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1997
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                                 VALUE
================================================================================
Tobacco -- 3.9%
      189,200     Philip Morris Cos.                                $ 7,497,050
--------------------------------------------------------------------------------
Utilities - Telephone -- 1.0%
        9,900     Bell Atlantic Corp.                                   790,762
       23,500     Cincinnati Bell, Inc.                                 634,500
        5,000     Telecomunicacoes Brasileiras SA ADR*                  507,500
--------------------------------------------------------------------------------
                                                                      1,932,762
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost-- $148,622,033)                             187,158,837
================================================================================
    FACE
   AMOUNT                        SECURITY                                 VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 3.6%
$   7,020,000     U.S. Treasury Bills, 4.65% to
                    5.11% due 11/20/97 to 1/22/98
                  (Cost -- $6,975,047)                                6,975,047
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $155,597,080**)                         $194,133,884
================================================================================

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

===========================================================================================================
 Statements of Assets and Liabilities                                                      October 31, 1997
===========================================================================================================
                                                                                                Van Kampen
                                                         Smith Barney                            American
                                                            Income            Alliance            Capital
                                                          and Growth           Growth           Enterprise
                                                           Portfolio          Portfolio          Portfolio
===========================================================================================================
ASSETS:
   Investments, at value
      (Cost--$231,265,225, $365,635,626 and
      $148,622,033, respectively)                        $272,057,047       $478,151,393       $187,158,837
   Short-term investments, at value
      (Cost--$13,963,000, $74,975,139 and
      $6,975,047, respectively)                            13,963,000         74,975,139          6,975,047
   Cash                                                           275             39,548             42,841
   Receivable from Fund shares sold                           578,084            566,158            404,227
   Receivable from securities sold                            571,619          3,517,722          2,441,743
   Dividends and interest receivable                          402,640            307,518             94,501
-----------------------------------------------------------------------------------------------------------
   Total Assets                                           287,572,665        557,557,478        197,117,196
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Management fees payable                                    176,383            368,807            302,077
   Payable for Fund shares purchased                               52                 --                 --
   Payable for securities purchased                                --         12,599,416            186,796
   Accrued expenses                                            63,426             63,240             45,378
-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                          239,861         13,031,463            534,251
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                         $287,332,804       $544,526,015       $196,582,945
===========================================================================================================
NET ASSETS:
   Par value of capital shares                           $        160       $        262       $         99
   Capital paid in excess of par value                    231,472,709        385,496,050        144,884,307
   Undistributed net investment income                      4,340,906          1,310,038            565,906
   Accumulated net realized gain
      on security transactions                             10,727,207         45,203,898         12,595,829
   Net unrealized appreciation
      of investments                                       40,791,822        112,515,767         38,536,804
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                         $287,332,804       $544,526,015       $196,582,945
===========================================================================================================
Shares Outstanding                                         16,049,793         26,153,412          9,883,658
-----------------------------------------------------------------------------------------------------------
Net Asset Value                                                $17.90             $20.82             $19.89
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

===========================================================================================================
 Statements of Operations                                               For the Year Ended October 31, 1997
===========================================================================================================
                                                                                                Van Kampen
                                                         Smith Barney                            American
                                                             Income            Alliance          Capital
                                                           and Growth           Growth          Enterprise
                                                           Portfolio          Portfolio          Portfolio
===========================================================================================================
INVESTMENT INCOME:
   Dividends                                              $ 5,100,334        $ 3,423,936        $ 1,351,251
   Interest                                                   766,208          1,257,795            378,367
   Less: Foreign withholding tax                              (32,436)           (13,927)              (907
-----------------------------------------------------------------------------------------------------------
   Total Investment Income                                  5,834,106          4,667,804          1,728,711
-----------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                 1,399,650          3,268,019          1,045,925
   Audit and legal                                             24,293             22,696             15,002
   Shareholder communications                                  13,968             14,712             11,000
   Directors' fees                                             12,999             17,647              6,501
   Registration fees                                           12,506                 --                 --
   Custody                                                     12,000             26,000             22,000
   Shareholder and system servicing fees                       10,099              5,209              9,000
   Other                                                        5,491              3,690              4,000
-----------------------------------------------------------------------------------------------------------
   Total Expenses                                           1,491,006          3,357,973          1,113,428
-----------------------------------------------------------------------------------------------------------
Net Investment Income                                       4,343,100          1,309,831            615,283
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                  92,993,646        257,973,744        107,049,192
      Cost of securities sold                              82,260,462        212,688,581         94,048,108
-----------------------------------------------------------------------------------------------------------
   Net Realized Gain                                       10,733,184         45,285,163         13,001,084
-----------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   of Investments:
      Beginning of year                                    16,161,270         43,237,671         15,381,147
      End of year                                          40,791,822        112,515,767         38,536,804
-----------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                 24,630,552         69,278,096         23,155,657
-----------------------------------------------------------------------------------------------------------
Net Gain on Investments                                    35,363,736        114,563,259         36,156,741
-----------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                    $39,706,836       $115,873,090        $36,772,024
===========================================================================================================

                      See Notes to Finanicial Statements.

====================================================================================
Statements of Changes in Net Assets
====================================================================================
                                                           Years Ended October 31,
                                                           -----------------------
Smith Barney Income and Growth Portfolio                   1997              1996
====================================================================================
OPERATIONS:
   Net investment income                                $4,343,100       $2,046,618
   Net realized gain                                    10,733,184        1,773,083
   Increase in net unrealized appreciation              24,630,552       13,610,166
-----------------------------------------------------------------------------------
   Increase in Net Assets From Operations               39,706,836       17,429,867
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                (1,809,911)        (735,738)
   Net realized gains                                   (1,779,060)        (199,857)
-----------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                     (3,588,971)        (935,595)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                    112,644,265       82,911,406
   Net asset value of shares issued
      for reinvestment of dividends                      3,588,971          935,595
   Cost of shares reacquired                            (3,730,616)        (992,481)
-----------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                          112,502,620       82,854,520
-----------------------------------------------------------------------------------
Increase in Net Assets                                 148,620,485       99,348,792
NET ASSETS:
   Beginning of year                                   138,712,319       39,363,527
-----------------------------------------------------------------------------------
   End of year*                                       $287,332,804     $138,712,319
====================================================================================
* Includes undistributed net investment income of:      $4,340,906       $1,807,717
====================================================================================




                       See Notes to Financial Statements.

===================================================================================
 Statements of Changes in Net Assets (continued)
===================================================================================
                                                         Years Ended October 31,
                                                      -----------------------------
Alliance Growth Portfolio                                 1997               1996
===================================================================================
OPERATIONS:
   Net investment income                              $  1,309,831     $    806,429
   Net realized gain                                    45,285,163       11,897,595
   Increase in net unrealized appreciation              69,278,096       34,972,974
-----------------------------------------------------------------------------------
   Increase in Net Assets From Operations              115,873,090       47,676,998
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (322,517)        (966,222)
   Net realized gains                                  (12,082,073)      (3,357,984)
-----------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                    (12,404,590)      (4,324,206)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                    139,218,982      137,418,319
   Net asset value of shares issued
      for reinvestment of dividends                     12,404,591        4,324,206
   Cost of shares reacquired                            (5,161,944)      (2,072,279)
-----------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                          146,461,629      139,670,246
-----------------------------------------------------------------------------------
Increase in Net Assets                                 249,930,129      183,023,038
NET ASSETS:
   Beginning of year                                   294,595,886      111,572,848
-----------------------------------------------------------------------------------
   End of year*                                       $544,526,015     $294,595,886
===================================================================================
* Includes undistributed net investment income of:      $1,310,038         $353,728
===================================================================================

                       See Notes to Financial Statements.

=====================================================================================
 Statements of Changes in Net Assets (continued)
=====================================================================================
                                                           Years Ended October 31,
                                                       ------------------------------
Van Kampen American Capital Enterprise Portfolio           1997              1996
=====================================================================================
OPERATIONS:
   Net investment income                               $    615,283     $    367,123
   Net realized gain (loss)                              13,001,084         (286,655)
   Increase in net unrealized appreciation               23,155,657       14,042,324
------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                36,772,024       14,122,792
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (361,911)        (141,540)
   Net realized gains                                          --         (1,367,253)
------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                        (361,911)      (1,508,793)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                      58,656,790       57,624,883
   Net asset value of shares issued
      for reinvestment of dividends                         361,911        1,508,793
   Cost of shares reacquired                             (2,536,998)        (503,508)
------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                            56,481,703       58,630,168
------------------------------------------------------------------------------------
Increase in Net Assets                                   92,891,816       71,244,167
NET ASSETS:
   Beginning of year                                    103,691,129       32,446,962
------------------------------------------------------------------------------------
   End of year*                                        $196,582,945     $103,691,129
====================================================================================
*  Includes undistributed net investment income of:        $565,906         $312,534
====================================================================================


                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements
================================================================================

     1.   SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the Alliance Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net

================================================================================
Notes to Financial Statements (continued)
================================================================================

realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as the investment manager of the Smith Barney Income and Growth Portfolio ("SBIG"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen American Capital Enterprise ("VKACEP") Portfolios. SBIG pays SBMFM a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. AGP and VKACEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

     TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen American Capital Asset Management, Inc. ("VKAC"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAC are responsible for the day-to-day portfolio operations and investment decisions and are compensated for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKACEP, respectively. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-administrative services agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKACEP.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1997, SB received brokerage commissions of $115,624.

     All officers and one Director of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     3.   INVESTMENTS

     During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                    Van Kampen
                                    Smith Barney                     American
                                     Income and       Alliance        Capital
                                       Growth          Growth       Enterprise
================================================================================
Purchases                           $204,830,622    $336,754,398   $156,520,311
--------------------------------------------------------------------------------
Sales                                 92,993,646     257,973,744    107,049,192
================================================================================

      At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                    Van Kampen
                                    Smith Barney                     American
                                     Income and       Alliance        Capital
                                       Growth          Growth       Enterprise
================================================================================
Gross unrealized appreciation        $43,370,194    $119,105,890    $41,670,360
Gross unrealized depreciation         (2,578,372)     (6,590,123)    (3,133,556)
--------------------------------------------------------------------------------
Net unrealized appreciation          $40,791,822    $112,515,767    $38,536,804
================================================================================

     4.   REPURCHASE AGREEMENTS

      The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.   FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

================================================================================
Notes to Financial Statements (continued)
================================================================================

Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     Only AGP and VKACEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At October 31, 1997, AGP and VKACEP had no open futures contracts.

     6.   OPTIONS CONTRACTS

     AGP and VKACEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized if the sale of the underlying security and the proceeds from such sale decrease by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

     At October 31, 1997, AGP and VKACEP had no open purchased put or call option contracts.

     When AGP and VKACEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the period ended October 31, 1997, AGP and VKACEP did not write any options.

     7.   LENDING OF PORTFOLIO SECURITIES

     SBIG and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

     At October 31, 1997, there were no securities on loan.

     8.   CAPITAL SHARES

     At October 31, 1997, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each Portfolio were as follows:

                                           Year  Ended          Year Ended
                                         October 31, 1997    October 31, 1996
================================================================================
Smith Barney Income and Growth
Shares sold                                  6,685,160           6,099,448
Shares issued on reinvestment                  235,342              72,831
Shares redeemed                               (219,187)            (71,100)
--------------------------------------------------------------------------------
Net Increase                                 6,701,315           6,101,179
================================================================================
Alliance Growth
Shares sold                                  7,641,028           9,488,140
Shares issued on reinvestment                  734,869             322,568
Shares redeemed                               (294,993)           (142,507)
--------------------------------------------------------------------------------
Net Increase                                 8,080,904           9,668,201
================================================================================
Van Kampen American Capital Enterprise
Shares sold                                  3,263,315           4,145,450
Shares issued on reinvestment                   22,619             117,704
Shares redeemed                               (146,973)            (35,328)
--------------------------------------------------------------------------------
Net Increase                                 3,138,961           4,227,826
================================================================================

======================================================================================================
Financial Highlights
======================================================================================================

For a share of capital stock outstanding throughout each year:

Smith Barney Income and Growth Portfolio         1997            1996            1995          1994(1)
======================================================================================================
Net Asset Value, Beginning of Year            $  14.84        $  12.12        $  10.14       $  10.00
-----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                       0.25            0.32            0.28           0.11
  Net realized and unrealized gain                3.16            2.62            1.76           0.03
-----------------------------------------------------------------------------------------------------
Total Income From Operations                      3.41            2.94            2.04           0.14
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.18)          (0.17)          (0.06)          --
  Net realized gains                             (0.17)          (0.05)           --             --
-----------------------------------------------------------------------------------------------------
Total Distributions                              (0.35)          (0.22)          (0.06)          --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  17.90        $  14.84        $  12.12       $  10.14
-----------------------------------------------------------------------------------------------------
Total Return                                     23.38%          24.55%          20.21%          1.40%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $287,333        $138,712        $ 39,364       $  6,377
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                    0.69%           0.73%           0.73%          0.73%+
  Net investment income                           2.01            2.35            2.70           2.82+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             46%             32%             38%             2%
-----------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (3)             $   0.06        $   0.06        $   0.07           --
======================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                           Expense Ratios
                             Per Share Decreases         Without Fee Waivers
                          in Net Investment Income        and Reimbursement
                          ------------------------       -------------------
            1995                   $0.02                       0.94%
            1994                    0.05                       2.08+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

============================================================================================================
Financial Highlights (continued)
============================================================================================================
For a share of capital stock outstanding throughout each year:

Alliance Growth Portfolio                            1997           1996            1995           1994(1)
============================================================================================================
Net Asset Value, Beginning of Year               $  16.30        $  13.28        $  10.65        $  10.00
------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                          0.05            0.04            0.14            0.06
  Net realized and unrealized gain                   5.11            3.39            2.61            0.59
------------------------------------------------------------------------------------------------------------
Total Income From Operations                         5.16            3.43            2.75            0.65
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.02)          (0.09)          (0.02)             --
  Net realized gains                                (0.62)          (0.32)          (0.10)             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.64)          (0.41)          (0.12)             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  20.82        $  16.30        $  13.28        $  10.65
------------------------------------------------------------------------------------------------------------
Total Return                                        32.59%          26.55%          26.18%           6.50%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $544,526        $294,596        $111,573        $ 17,086
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                       0.82%           0.87%           0.90%           0.88%+
  Net investment income                              0.32            0.39            1.24            1.47+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                66%             88%             78%             37%
------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (3)                $   0.05        $   0.05        $   0.06              --
============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                       Expense Ratios
                         Per Share Decreases         Without Fee Waivers
                      in Net Investment Income        and Reimbursement
                      ------------------------       -------------------
            1995              $0.01                         0.97%
            1994               0.03                         1.76+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

============================================================================================================
 Financial Highlights (continued)
============================================================================================================
For a share of capital stock outstanding throughout each year:

Van Kampen American
Capital Enterprise Portfolio                         1997           1996            1995           1994(1)
============================================================================================================
Net Asset Value, Beginning of Year                 $15.37          $12.89          $10.38          $10.00
------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                          0.06            0.05            0.03            0.03
  Net realized and unrealized gain                   4.51            2.87            2.53            0.35
------------------------------------------------------------------------------------------------------------
Total Income From Operations                         4.57            2.92            2.56            0.38
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.05)          (0.04)          (0.02)             --
  Net realized gains                                   --           (0.40)          (0.03)             --
------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.05)          (0.44)          (0.05)             --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $19.89          $15.37          $12.89          $10.38
------------------------------------------------------------------------------------------------------------
Total Return                                        29.81%          23.35%          24.74%           3.80%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $196,583        $103,691         $32,447          $5,734
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                                       0.74%           0.83%           0.88%           0.84%+
  Net investment income                              0.41            0.53            0.65            0.79+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                75%            112%            180%             55%
------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (3)                   $0.05           $0.06           $0.05              --
============================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                            Expense Ratios
                              Per Share Decreases         Without Fee Waivers
                           in Net Investment Income        and Reimbursement
                           ------------------------       -------------------
            1995                    $0.06                       1.26%
            1994                     0.07                       2.66+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios of Travelers Series Fund Inc. as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Income and Growth, Alliance Growth and VanKampen American Capital Enterprise Portfolios of Travelers Series Fund Inc. as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.



                                   /s/ KPMG Peat Marwick LLP


New York, New York
December 18, 1997

================================================================================
Tax Information (unaudited)
================================================================================
     For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1997:

          Long-term capital gain distributions paid:

            Income & Growth Portfolio                     $1,439,702
            Alliance Growth Portfolio                      6,472,800

          Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

            Income & Growth Portfolio                          84.21%
            Alliance Growth Portfolio                           6.51
            Van Kampen American Capital
               Enterprise Portfolio                            100.00

Travelers Series                                                    SMITH BARNEY
Fund Inc.                                                           ------------

                                                A Member of TravelersGroup[LOGO]


Directors                             Investment Managers
Victor K. Atkins                      Smith Barney Mutual Funds
A.E. Cohen                                Management Inc.
Robert A. Frankel                     Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron                     Distributor
Heath B. McLendon, Chairman           Smith Barney Inc.
James M. Shuart
                                      Custodian
Officers                              PNC Bank, N.A.

Heath B. McLendon                     Annuity Administration
President and                         Travelers Annuity Investor Services
Chief Executive Officer               5 State House Square
                                      1 Tower Square
Lewis E. Daidone                      Hartford, CT 06183
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President                        This report is submitted for the general
                                      information of the shareholders of
Jeffrey J. Russell                    Travelers Series Fund Inc. It is not
Vice President                        authorized for distribution to prospective
                                      investors unless accompanied or
Bruce D. Sargent                      preceded by a current Prospectus for the
Vice President                        Fund, which contains information
                                      concerning the Fund's investment
Phyllis Zahorodny                     policies and expenses as well as other
Vice President                        pertinent information.

Thomas M. Reynolds
Controller                            Travelers Series Fund Inc.
                                      388 Greenwich Street
Christina T. Sydor                    New York, New York 10013
Secretary


                                      IN0251 12/97

================================================================================
                            A N N U A L  R E P O R T
================================================================================

1997
1997
1997
1997
1997


                                      Travelers Series
                                      Fund Inc.

                                      Smith Barney High Income
                                      Portfolio

                                      Putnam Diversified Income
                                      Portfolio

                                      ---------------------------
                                      October 31, 1997


                            [LOGO]    Smith Barney Mutual Funds
                                      Investing for your future.
                                      Every day.

================================================================================
                          Smith Barney High Income and
                      Putnam Diversified Income Portfolios
================================================================================

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") for the year ended October 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney High Income Portfolio

For the year ended October 31, 1997, the Smith Barney High Income Portfolio returned 16.24%. This return compares favorably with its Lipper Analytical Services, Inc. ("Lipper") peer group average of 14.46% for the same period. (Lipper is an independent fund-tracking organization.)

The U.S. bond markets have generated respectable total returns so far in 1997 with interest rates modestly lower so far this year. The high yield bond market generated the strongest total returns in the domestic fixed income arena as a result of both strong technical market conditions as well as very positive fundamental conditions.

Despite a considerable amount of new high yield bond issuance, there continues to be significant demand from both institutional investors and retail mutual funds. The Portfolio's manager has seen a record amount of new issuance (i.e., more than $90 billion) during the first ten months of this year and he expects this trend to continue over the remainder of the year.

There has been more than adequate demand to absorb the heavy new issue supply. Increasing amounts of capital are flowing into the high yield market from a variety of sources. The open-end high yield mutual funds have had significant cash inflows so far in 1997. More importantly, the high yield bond market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating larger percentages of their investment portfolios to the high yield bond market.

Moreover, there has been a meaningful increase in the number of structured transactions incorporating high yield securities during the reporting period, which has coincided with the increased investor demand for high yield securities. In the past two years, a number of institutions, particularly insurance companies and institutional money managers, have begun creating collateralized bond obligations ("CBOs") which use high yield securities as collateral. These instruments are similar to collateralized mortgage obligations ("CMOs") in structure except they utilize high yield bonds instead of mortgage pass through securities as their collateral. Given the intense demand for current yield over the past year from many bond investors, there has been a significant increase in the creation of CBOs. Put simply, the amount of capital being deployed into the high yield market has risen to record levels.

In light of record investor demand and with the significant amount of capital invested into the market, many high yield bonds have appreciated to fully valued levels. For example, yield premiums over U.S. Treasuries have narrowed approximately 100 basis points (1.00%) tighter than their historical averages. In addition to the above technical factors, there are a number of positive fundamental factors affecting the valuations of high yield bonds. Economic conditions remain generally supportive with moderate growth and low inflation. The stock market, with its higher valuations, has enabled a number of high yield companies to issue stock to further bolster their balance sheets. In addition, the banking system remains highly liquid, allowing it to accommodate high yield borrowers. Consequently, high yield bond default rates have been at the low end of their historical range. As long as the overall economic and market conditions remain relatively favorable, the Portfolio's manager believes that high yield bond spreads should remain at the narrow end of their historical range.

Because of these positive fundamental factors, the Portfolio's manager does not believe the high yield market is becoming increasingly speculative. However, the Portfolio's manager is naturally becoming more sensitive to the possibility for disappointment and underperformance among select individual issues. This has happened in the stock market throughout the year. Given the high valuation levels of many financial markets, the Portfolio's manager reports that he will continue to be more selective and cautious with respect to his investments.

In this moderate growth environment, the manager still expects the stronger high yield companies to outperform and these companies tend to be in industries that stand to benefit from new technology. The Portfolio's manager continues to find a number of attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Portfolio remains heavily weighted in these areas. The Portfolio's manager still firmly believes that over a full economic cycle the better quality high-yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. In addition, he continues to maintain a meaningful percentage of stronger BB-rated issues in the Portfolio. He is also maintaining an intermediate average maturity in order to limit the Portfolio's interest rate sensitivity. Considering the trend toward greater industry competition and little pricing power in most sectors of the U.S. economy, he believes his prudent and conservative approach to high yield bond investing should generate consistent positive returns for shareholders over a full economic cycle. The Portfolio's manager therefore will continue to avoid sectors of the economy that are not growing fast or are facing intense industry competition, such as general retailers and restaurants.

The Portfolio's manager remains optimistic about the total return prospects for the high yield bond market for the remainder of 1997. At the very least, he expects a narrow trading range for general interest rates over the fourth quarter, especially if U.S. economic activity remains moderate and inflation stays subdued. In addition, he still believes the U.S. economy could grow more slowly over the next several months with modest inflation. Given his expectations, he has focused on maintaining sound credit quality in the Portfolio.

Putnam Diversified Income Portfolio

Although the backdrop for investing in bonds around the world was generally favorable during the year ended October 31, 1997, brief periods of volatility on the interest-rate and currency fronts as well as persistent inflation fears posed challenges for each of the three bond sectors of the Putnam Diversified Income Portfolio -- U.S. taxable investment-grade bonds (formerly U.S. government bonds), foreign bonds and high-yield bonds. Despite these episodes of turbulence, the Portfolio generated a total return of 8.44% for the year ended October 31, 1997, slightly underperforming the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which posted a total return of 8.81% over the same period. (The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

Throughout the reporting period, maximizing yield potential was the name of the game. As a result, the Portfolio's managers emphasized high-yield bonds and mortgage-backed securities, which provided the lion's share of performance. Mortgage-backed securities proved the most worthwhile position in the U.S. investment-grade bond portion of the Portfolio. Bonds in Europe's core markets also produced respectable gains in local terms, although in U.S. dollar terms these securities dampened results.

Throughout the Portfolio's fiscal year, mortgage-backed securities were the primary focus of its managers in the U.S. investment-grade bond portion for several reasons. To compensate investors for their prepayment risk -- which can dampen the performance of mortgage-backed securities when interest rates go down -- mortgage-backed securities carry higher yields than most other U.S. government issues. Since interest rates remained relatively stable, prepayment risk was not an issue this year. Because of this factor and favorable supply and demand conditions in the marketplace, the Portfolio's mortgage-backed holdings substantially outperformed U.S. Treasuries.

While it is true that mortgage-backed securities faltered a bit in late summer because of declining interest rates and heightened prepayment fears, the Portfolio's mortgage-backed holdings contributed significantly to its overall performance during the reporting period. In addition, one area of concentration for the Portfolio's managers in this sector has been current-coupon mortgages, securities with coupons that reflect current market rates. The managers also held some discount-coupon mortgages, securities that tend to experience less prepayment risk when interest rates decline because their coupons are below current market rates.

The Portfolio's U.S. Treasury holdings also performed well, particularly over the summer. The managers extended the Portfolio's duration to better position it for the likelihood of declining bond yields and rising prices. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) They implemented this strategy by emphasizing long-term U.S. Treasury bonds, a move that proved timely as the period under review progressed.

The economic and business environment that prevailed during the Portfolio's fiscal year was ideal for U.S. corporate high-yield bonds. Extremely low default rates, powerful stock markets, steady demand and continued brisk consolidation activity that often leads to credit upgrades helped fuel performance during the period.

Holdings in three industry sectors -- telecommunications, broadcasting, and cable -- dominated the Portfolio's high-yield assets and contributed substantially to its returns. Bonds of telecommunications companies, in particular, led the charge, bouncing back from price declines suffered in March when they fell out of favor because of rising interest rates and many investors' flight to quality. During a period of weakness in the high yield bond sector, the managers bolstered the Portfolio's holdings in high yield bonds. When prices eventually recovered, the rewards to the Portfolio were substantial.

In addition to the ongoing positive effects of deregulation in these industries, recent rulings favorable to competitive local exchange carriers ("CLECs") as well as continued industry consolidation caused many Portfolio holdings to appreciate substantially. In broadcasting, the managers added several new issues that have since proved their potential. Moreover, the Portfolio's managers increased their weighting in several broadcasting preferred stocks during the reporting period.

During the second half of the period under review, the managers also increased the Portfolio's exposure to foreign cellular bonds and foreign dollar-based corporate bonds. Paper companies are also experiencing a global rally and the managers have added to the Portfolio's holdings in Indonesia and the Philippines.

Although their performance in U.S. dollar terms has been a bit flat, core European markets remained a key area of investment emphasis on the international front since the midpoint of the Portfolio's fiscal year. Long-term bonds in Germany, Denmark, and France were a primary interest of the managers mainly because of their attractive yield potential. While the Portfolio's foreign bond holdings performed well, the surge in value of the U.S. dollar relative to European currencies caused the Portfolio's European holdings to provide low-to-flat dollar-adjusted returns.

Performance of the core markets was further overshadowed by the dramatic comeback staged by the higher-yielding peripheral markets of Spain, Italy, and Sweden in response to budget improvements and the probability of a broader Economic Monetary Union ("EMU"). Consequently, they had kept their exposure to the peripheral markets fairly low. On the currency front, the Portfolio's managers did employ hedging strategies in the Italian lire and Swedish krona against the German mark, all of which proved to be effective.

The managers also maintained a significant weighting in the United Kingdom throughout much of the reporting period. In fact, the United Kingdom has turned out to be the best-performing government bond market so far in 1997. The Bank of England's independence and tighter monetary policy, as well as the possibility that the United Kingdom may enter the EMU after all, provided the catalyst that U.K. bonds needed to rally.

During the second half of the reporting period, the managers reversed their negative view on Japanese bonds and entered that market after avoiding Japanese bonds for a long period of time. Signs of continued economic weakness in Japan and currency difficulties in Southeast Asia prompted this investment decision. By the close of the reporting period, this foray had proved to be successful.

The managers increased the Portfolio's emerging-markets exposure since the outset of its fiscal year -- a strategy that also contributed to its performance. Lower risk premiums worldwide, improving fundamentals, increased global liquidity and investors' appetite for yield have fueled the performance of many

Portfolio holdings. Top performers included issues in South Africa, Eastern Europe, Mexico and Argentina.

Going forward, the Portfolio's managers remain reasonably optimistic about the prospects for bonds around the world. Moderate economic growth, low inflation, relatively stable monetary policies and increased fiscal responsibility on the part of many of the world's governments appear to bode well for bond investors in the months ahead. Of course, the sustainability of these ideal conditions bears close watching. Should adverse market conditions arise in any of the Portfolio's investment sectors, the managers believe that its broad charter should help them pursue the best opportunities the world has to offer. This, in turn, should help to mitigate any volatility experienced by one or more of the Portfolio's bond sectors.

In closing, thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/Heath B. McLendon
----------------------------
Heath B. McLendon
Chairman

November 18, 1997

=================================================================================
                       Smith Barney High Income Portfolio
---------------------------------------------------------------------------------
 Historical Performance
=================================================================================
                           Net Asset Value
                         -------------------
                         Beginning      End      Income    Capital Gain   Total
Year Ended                of Year    of Year    Dividends Distributions  Returns+
=================================================================================
10/31/97                  $12.09      $13.25      $0.66       $0.06       16.24%
---------------------------------------------------------------------------------
10/31/96                   11.26       12.09       0.50        0.00       12.17
---------------------------------------------------------------------------------
10/31/95                   10.07       11.26       0.22        0.00       14.30
---------------------------------------------------------------------------------
6/16/94*-10/31/94          10.00       10.07       0.00        0.00        0.70++
=================================================================================
Total                                             $1.38       $0.06
=================================================================================

=================================================================================
                       Putnam Diversified Income Portfolio
---------------------------------------------------------------------------------
 Historical Performance
=================================================================================
                           Net Asset Value
                         -------------------
                         Beginning      End      Income    Capital Gain   Total
Year Ended                of Year    of Year    Dividends Distributions  Returns+
=================================================================================
10/31/97                  $11.99      $12.31      $0.56       $0.09        8.44%
---------------------------------------------------------------------------------
10/31/96                   11.46       11.99       0.39        0.13        9.43
---------------------------------------------------------------------------------
10/31/95                   10.18       11.46       0.09        0.00       13.55
---------------------------------------------------------------------------------
6/16/94*-10/31/94          10.00       10.18       0.00        0.00        1.80++
=================================================================================
Total                                             $1.04       $0.22
=================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

=================================================================================
Average Annual Total Return+
=================================================================================
                                                        Smith Barney   Putnam
                                                            High     Diversified
                                                           Income      Income
                                                          Portfolio   Portfolio
=================================================================================
Year Ended 10/31/97                                         16.24%       8.44%
---------------------------------------------------------------------------------
6/16/94* through 10/31/97                                   12.77        9.81
=================================================================================

=================================================================================
 Cumulative Total Return+
=================================================================================
                                                        Smith Barney   Putnam
                                                            High     Diversified
                                                           Income      Income
                                                          Portfolio   Portfolio
=================================================================================
6/16/94* through 10/31/97                                   50.08%      37.17%
=================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Commencement of operations.

================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
                 Salomon Brothers Intermediate High Yield Index+
--------------------------------------------------------------------------------
                            June 1994 - October 1997

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                         Smith Barney       Salomon Brothers Intermediate
                     High Income Portfolio         High Yield Index
                     ---------------------         ----------------
6/16/94                     $10,000                    $10,000
10/94                       $10,070                    $10,113
10/95                       $11,510                    $11,723
10/96                       $12,912                    $12,690
10/97                       $15,008                    $14,580


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Salomon Brothers Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
             Putnam Diversified Income Portfolio vs. Lehman Brothers
                    Aggregate Bond Index and Salomon Brothers
                      Non-U.S. World Government Bond Index+

--------------------------------------------------------------------------------
                            June 1994 - October 1997

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                                                               Salomon Brothers Non-U.S.
                             Putnam Diversified                    World Government               Lehman Brothers Aggregate
                              Income Portfolio                  Bond Index--Unhedged                      Bond Index
                              ----------------                 -------------------------          -------------------------
6/16/94                            $10,000                            $10,000                            $10,000
10/94                              $10,180                            $10,554                            $10,052
10/95                              $11,560                            $12,155                            $11,626
10/96                              $12,650                            $12,818                            $12,305
10/31/97                           $13,717                            $14,410                            $13,399

+ Hypothetical illustration of $10,000 invested in shares of the Putnam
  Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Brothers Non-U.S. World Government Bond Index-Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

==============================================================================================================
 Schedules of Investments                                                                     October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT   RATINGS                    SECURITY                                                          VALUE
==============================================================================================================
CORPORATE BONDS AND NOTES -- 86.6%
==============================================================================================================
Aerospace/Defense -- 0.8%
$ 500,000   BB     Airplanes Pass Through Trust Corporate Collateralized
                   Mortgage Obligation, Series D, 10.875% due 3/15/19                                $ 597,755
  350,000   B      Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                                   381,500
--------------------------------------------------------------------------------------------------------------
                                                                                                       979,255
--------------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 8.8%
1,250,000   B      Amresco, Inc., Sr. Sub. Notes, 10.000% due 3/15/04                                1,293,750
2,150,000   B      First Nationwide Holdings, Sr. Notes, 12.500% due 4/15/03                         2,434,875
  350,000   B+     Imperial Credit Industries, Inc., Sr. Notes, 9.875% due 1/15/07                     344,750
  700,000   B3*    Intertek Finance, PLC, Sr. Sub. Notes, Series B,
                     10.250% due 11/1/06                                                               736,750
  600,000   B      Netia Holdings, Company Guaranteed, 10.250% due 11/1/07+                            580,500
1,075,000   B2*    Ocwen Capital Trust I, Company Guaranteed,
                     10.875% due 8/1/27                                                              1,139,500
1,000,000   B+     Ocwen Federal Bank, Sub. Debentures, 12.000% due 6/15/05                          1,102,500
1,400,000   B+     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                 1,571,500
1,350,000   BB+    SIG Capital Trust, Company Guaranteed, 9.500% due 8/15/27+                        1,353,375
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,557,500
--------------------------------------------------------------------------------------------------------------
Broadcasting -- 12.4%
  400,000   B-     All American Communications, Inc., Sr. Sub. Notes,
                     10.875% due 10/15/01                                                              443,500
    8,858   CCC+   Australis Media Ltd. Sr. Discount Notes, step bond
                     to yield 11.739% due 5/15/03                                                        6,599
                   Cablevision Systems Corp., Sr. Sub. Debentures:
1,775,000   BB-      9.875% due 2/15/13                                                              1,890,375
1,000,000   BB-      10.500% due 5/15/16                                                             1,112,500
  800,000   BB-      9.875% due 4/1/23                                                                 848,000
  750,000   BB-    Century Communications, Sr. Notes, 8.750% due 10/1/07                               746,250
1,350,000   B2*    Comcast UK Cable, Sr. Unsecured Discount Debentures,
                     step bond to yield 10.839% due 11/15/07                                         1,046,250

                   Marcus Cable Capital Corp., Sr. Discount Notes:
  525,000   B        Step bond to yield 11.325% due 8/1/04                                             473,813
  275,000   B        Step bond to yield 12.747% due 12/15/05                                           233,750
                   Rogers Cablesystems, Sr. Secured Second Priority:
                     Debentures:
1,000,000   BB+        10.000% due 3/15/05                                                           1,090,000
1,000,000   BB+        10.000% due 12/1/07                                                           1,090,000
1,000,000   BB-      Sr. Sub. Debentures, 11.000% due 12/1/15                                        1,140,000
  650,000   BB-    Rogers Communications, Sr. Notes, 8.875% due 7/15/07                                650,000
                   TV Azteca SA De CV, Sr. Sub. Notes:
  550,000   B+       10.125% due 2/15/04                                                               541,750
  300,000   B+       10.500% due 2/15/07                                                               297,000


                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT   RATINGS                    SECURITY                                                         VALUE
==============================================================================================================
Broadcasting -- 12.4% (continued)
                   United International Holdings, Inc., Australia/Pacific,
                     Sr. Discount Notes:
$ 750,000   B-         Step bond to yield 12.775% due 5/15/06+                                       $ 521,250
1,200,000   B-         Step bond to yield 13.609% due 5/15/06                                          864,000
                   United International Holdings, Inc. Sr. Discount Notes:
  500,000   B-       Zero coupon bond to yield 11.530% due 11/15/99                                    415,000
  750,000   B-       Zero coupon bond to yield 12.100% due 11/15/99                                    622,500
  450,000   BBB-   Videotron (Le Groupe), Sr. Notes, 10.625% due 2/15/05                               499,500
  700,000   B-     Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                                  381,500
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,913,537
--------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.4%
  425,000   BB-    CIA Latino Americana, Company Guaranteed,
                     11.625% due 6/1/04                                                                448,375
--------------------------------------------------------------------------------------------------------------
Chemical -- 2.0%
  500,000   B1*    NL Industries, Sr. Notes, 11.750% due 10/15/03                                      552,500
  650,000   BB+    PT Polysindo Eka Perkasa, Sr. Secured Notes,
                     13.000% due 6/15/01                                                               702,000
1,000,000   BB-    Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05                            1,092,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,347,000
--------------------------------------------------------------------------------------------------------------
Consumer Durables -- 0.9%
                   Coleman Escrow Corp., Sr. Discount Notes:
1,125,000   B        Zero coupon bond to yield 11.140% due 5/15/01+                                    742,500
  500,000   B        Zero coupon bond to yield 12.370% due 5/15/01+                                    310,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,052,500
--------------------------------------------------------------------------------------------------------------
Consumer Products -- 0.4%
  750,000   B-     Revlon Worldwide, Sr. Discount Notes, zero coupon
                     bond to yield 12.280% due 3/15/01                                                 521,250
--------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.7%
  450,000   B3*    Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02                            468,562
  800,000   B-     Terex Corp., Sr. Notes, 13.250% due 5/15/02                                         912,000
  600,000   B      Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03                            622,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,003,062
--------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 1.2%
  525,000   B-     Alvey Systems, Inc., Sr. Sub. Notes, 11.375% due 1/31/03                            548,625
  850,000   B-     Outsourcing Solutions, Sr. Sub. Notes, 11.000% due 11/1/06                          945,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,494,250
--------------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.6%
                   Aes Corp., Sr. Sub. Notes:
  300,000   Ba1*     8.375% due 8/15/07                                                                296,250
  900,000   Ba1*     8.500% due 11/1/07+                                                               893,250

                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT   RATINGS                    SECURITY                                                         VALUE
==============================================================================================================
Electric Utilities -- 2.6% (continued)
                   Calpine Corp., Sr. Notes:
$1,000,000  BB-      10.500% due 5/15/06                                                            $1,080,000
  850,000   BB-      8.750% due 7/15/07+                                                               854,250
   16,903   BB     Midland Cogeneration Venture Limited Partnership,
                     Midland Funding, Sr. Secured Lease Bond, Series C,
                     10.330% due 7/23/02                                                                18,128
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,141,878
--------------------------------------------------------------------------------------------------------------
Electronics and Computers -- 7.9%
1,000,000   B-     Axiohm Transaction Services, Sr. Sub. Notes,
                     9.750% due 10/1/07+                                                             1,020,000
  650,000   NR     Celestica International, Sr. Sub. Notes, 10.500% due 12/31/06                       705,250
1,350,000   B      Fairchild Semiconductor Corp., Sr. Sub. Notes,
                     10.125% due 3/15/07                                                             1,424,250
  300,000   B      Flextronics International Ltd., Sr. Sub. Notes,
                     8.750% due 10/15/07+                                                              300,000
  500,000   B-     Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05                         558,750
                   Unisys Corp., Sr. Notes:
1,300,000   B+       12.000% due 4/15/03                                                             1,465,750
2,500,000   B+       11.750% due 10/15/04                                                            2,837,500
1,150,000   B-     Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07+                               1,190,250
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,501,750
--------------------------------------------------------------------------------------------------------------
Food -- 0.9%
  300,000   B+     Ameriserv Food Distributors, Sr. Notes, 8.875% due 10/15/06+                        300,000
  300,000   B-     B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07+                                  300,750
  450,000   B2*    Van De Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05                              500,063
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,100,813
--------------------------------------------------------------------------------------------------------------
Health Care -- 2.5%
1,150,000   BB     ICN Pharmaceuticals, Inc., Sr. Notes, 9.250% due 8/15/05+                         1,210,375
  750,000   B      Magellan Health Services, Sr. Sub. Notes, 11.250% due 4/15/04                       832,500
                   Tenet Healthcare Corp.:
  400,000   Ba1*     Sr. Notes, 8.000% due 1/15/05                                                     417,500
  500,000   B+       Sr. Sub. Notes, 8.625% due 1/15/07                                                535,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,996,000
--------------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.4%
  450,000   B      Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                                    516,375
  700,000   B      Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                        763,000
  500,000   B      Hermes Europe Railtel, Sr. Notes, 11.500% due 8/15/07+                              542,500
  200,000   Ba3*   HMC Acquisition Properties, Sr. Notes, 9.000% due 12/15/07                          206,000
                   HMH Properties, Sr. Notes:
1,500,000   BB-      9.500% due 5/15/05                                                              1,575,000
  375,000   Ba3*     8.875% due 7/15/07+                                                               384,375


                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT   RATINGS                    SECURITY                                                         VALUE
==============================================================================================================
Hotel, Casinos and Gaming -- 4.4% (continued)
$ 200,000   BB+    Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                     13.500% due 11/15/02                                                            $ 261,000
  500,000   B      Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                                   578,125
  450,000   B      Signature Resorts, Inc., Sr. Sub. Notes, 9.750% due 10/1/07+                        459,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,285,375
--------------------------------------------------------------------------------------------------------------
Industrial -- 0.1%
  250,000   NR     Knology Holdings, Inc., Sr. Discount Notes, step bond to yield
                     11.875% due 10/15/07+                                                             133,125
--------------------------------------------------------------------------------------------------------------
Metals and Mining -- 2.7%
  500,000   BB-    Echo Bay Mines, Jr. Sub. Debentures, 11.000% due 4/1/27                             485,000
1,075,000   B-     Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04                         1,244,312
  900,000   B2*    Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                     12.750% due 2/1/03                                                                968,625
  125,000   B      Russell Metals, Sr. Notes, 10.250% due 6/15/00                                      130,625
  400,000   BB-    UCAR Global Enterprises Inc., Sr. Sub. Notes,
                     12.000% due 1/15/05                                                               456,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,284,562
--------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 7.3%
  500,000   B      Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07+                       502,500
  850,000   B+     Clark USA, Sr. Notes, 10.875% due 12/1/05                                           935,000
  525,000   B2*    Coho Energy, Inc., Sr. Sub. Notes, 8.875% due 10/15/07                              519,750
1,550,000   B+     Dawson Production Services, Sr. Sub. Notes,
                     9.375% due 2/1/07                                                               1,631,375
  750,000   CCC+   Deeptech International, Sr. Notes, 12.000% due 12/15/00                             797,812
  450,000   B+     ICO Inc., Sr. Notes, 10.375% due 6/1/07+                                            483,750
1,350,000   B+     Parker Drilling Corp., Sr. Notes, 9.750% due 11/15/06                             1,444,500
  650,000   BB-    Pride Petroleum, Sr. Notes, 9.375% due 5/1/07                                       695,500
1,000,000   BB-    Santa Fe Energy Resources, Sr. Sub. Debentures,
                     11.000% due 5/15/04                                                             1,083,750
  475,000   B2*    Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07+                             475,000
  200,000   B      United Meridian Corp., Sr. Sub. Guaranteed Notes,
                     10.375% due 10/15/05                                                              217,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,786,687
--------------------------------------------------------------------------------------------------------------
Packaging and Containers -- 1.4%
  300,000   B-     Gaylord Container Corp., Sr. Sub. Debentures,
                     12.750% due 5/15/05                                                               326,250
1,025,000   B      Huntsman Packaging Corp., Sr. Sub. Notes,
                     9.125% due 10/1/07+                                                             1,048,062
  550,000   B      Impress Metal Packaging, Sr. Sub. Notes,
                     9.875% due 5/29/07+                                                               327,552
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,701,864
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT   RATINGS                    SECURITY                                                         VALUE
==============================================================================================================
Paper/Forest Products/Printing -- 4.9%
$ 445,000   B-     American Pad & Paper, Sr. Sub. Notes, 13.000% due 11/15/05                        $ 520,650
  900,000   B      Asia Pulp and Paper, Sr. Sub. Notes, 12.000% due 2/15/04                            859,500
  750,000   B      Goss Graphic Systems, Inc., Sr. Sub. Notes,
                     12.000% due 10/15/06                                                              841,875
  800,000   BB     Indah Kiat International Finance Co., Secured Notes,
                     11.875% due 6/15/02                                                               824,000
2,100,000   B+     SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                               2,367,750
  500,000   BB     Tjiwi Kimia Industries, Sr. Notes, 13.250% due 8/1/01                               526,250
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,940,025
--------------------------------------------------------------------------------------------------------------
Pollution Control -- 0.5%
  500,000   B+     Allied Waste, Sr. Sub. Notes, 10.250% due 12/1/06                                   545,000
--------------------------------------------------------------------------------------------------------------
Publishing -- 1.6%
2,025,000   NR     ITT Promedia, Sr. Sub. Notes, 9.125% due 9/15/07+                                 1,194,221
  700,000   B-     ITT Publimedia BV, Sr. Sub. Notes, 9.375% due 9/15/07+                              715,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,909,971
--------------------------------------------------------------------------------------------------------------
Real Estate Investment -- 0.2%
  200,000   BB+    Trizec Finance., Sr. Notes, 10.875% due 10/15/05                                    227,750
--------------------------------------------------------------------------------------------------------------
Retail -- 0.2%
  175,000   B3*    American Builders & Contractors, Sr. Sub. Notes,
                     10.625% due 5/15/07                                                               182,000
--------------------------------------------------------------------------------------------------------------
Telecommunications -- 18.2%
2,150,000   B3*    Clearnet Communications, Inc., Sr. Discount Notes, step bond
                     to yield 12.823% due 12/15/05                                                   1,623,250
1,250,000   NR     Colt Telecom Group, step bond to yield 11.726% due 12/15/06                         950,000
  800,000   BB-    Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/028                               92,000
  725,000   B      Globalstar L.P., Sr. Sub. Notes, 11.375% due 2/15/04                                721,375
  500,000   NR     Intelcom Group Inc., Sr. Discount Notes,
                     step bond to yield 11.825% due 5/1/06                                             370,000
1,600,000   B      Intermedia Communications of Florida, Sr. Discount Unsecured
                     Notes, step bond to yield 11.212% due 5/15/06                                   1,224,000
                   Iridium LLC Capital Corp., Sr. Notes:
  925,000   B-       13.000% due 7/15/05                                                               943,500
  500,000   B-       14.000% due 7/15/05                                                               530,000
1,200,000   B      McLeod, Inc., Sr. Discount Notes, step bond to yield
                     10.642% due 3/1/07                                                                828,000
                   Metronet Communications:
  275,000   NR       Sr. Discount Notes, step bond to yield
                       10.750% due 11/1/07+                                                            162,250
1,525,000   NR       Sr. Notes, 12.000% due 8/15/07+#                                                1,719,438
  675,000   NR     Microcell Telecommunications Inc., Sr. Discount Notes,
                     step bond to yield 11.832% due 6/1/06                                             447,188

                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
  AMOUNT   RATINGS                    SECURITY                                                         VALUE
==============================================================================================================
Telecommunications -- 18.2% (continued)
$1,000,000  B-     Millicom International Cellular S.A., Sr. Discount Notes,
                     step bond to yield 12.844% due 6/1/06                                         $   760,000
                   Nextel Communications Inc., Sr. Discount Notes:
2,150,000   B3*      Step bond to yield 12.026% due 8/15/04                                          1,827,500
  975,000   B3*      Step bond to yield 10.650% due 9/15/07+                                           575,250
1,950,000   B3*      Step bond to yield 9.750% due 10/31/07+                                         1,092,000
  750,000   B      Nextlink Communications, Sr. Notes, 12.500% due 4/15/06                             851,250
1,175,000   NR     Pagemart Inc., Sr. Discount Notes, step bond to yield
                     11.441% due 11/1/03                                                             1,086,875
  500,000   NR     Pagemart Nationwide Inc., Sr. Discount Notes, step bond to
                     yield 12.405% due 2/1/05                                                          423,750
1,000,000   B-     Primus Telecom Group, 11.750% due 8/1/04                                          1,062,500
                   Qwest Communications Inc.:
  750,000   B+       Sr. Discount Notes, step bond to yield
                       9.470% due 10/15/07+                                                            481,875
  400,000   B+       Sr. Notes, 10.875% due 4/1/07                                                     449,000
                   RCN Corp.:
  675,000   B3*      Sr. Discount Notes, step bond to yield
                       11.125% due 10/15/07+                                                           393,188
  450,000   B3*      Sr. Notes, 10.000% due 10/15/07+                                                  447,750
  700,000   B-     RSL Communications Ltd., 12.250% due 11/15/06                                       777,000
  675,000   B+     Teleport Communications Group Inc., Sr. Discount Notes,
                     step bond to yield 11.416% due 7/1/07                                             528,188
                   Telesystems International Wireless, Sr. Discount Notes:
  575,000   B-       Step bond to yield 13.109% due 6/30/07+                                           377,344
  500,000   B-       Step bond to yield 10.514% due 11/1/07+                                           271,250
--------------------------------------------------------------------------------------------------------------
                                                                                                    21,815,721
--------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
  165,000   B      Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                     10.500% due 3/1/03                                                                171,600
--------------------------------------------------------------------------------------------------------------
Transportation -- 2.5%
  750,000   B3*    Central Transportation Rental, Notes, 9.500% due 4/30/03                            799,688
1,100,000   BB     GS Superhighway Holdings, Sr. Notes, 10.250% due 8/15/07+                         1,036,750
1,000,000   BB-    Sea Containers Limited, Sr. Sub. Debentures,
                     12.500% due 12/1/04                                                             1,135,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,971,438
--------------------------------------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS AND NOTES
                   (Cost-- $100,658,204)                                                           104,012,288
==============================================================================================================

                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

  SHARES                              SECURITY                                                         VALUE
==============================================================================================================
PREFERRED STOCKS -- 5.2%
==============================================================================================================
Banks/Savings and Loans -- 0.2%
   10,100          California Federal Capital, Series A, 9.125% Exchangeable                        $  267,650
--------------------------------------------------------------------------------------------------------------
Cable -- 3.1%
    3,262          Time Warner, Inc., Series M, 10.250% Exchangeable                                 3,759,455
--------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 0.9%
    1,000          Clark USA Inc., 11.500% Exchangeable+                                             1,010,000
--------------------------------------------------------------------------------------------------------------
Telecommunications -- 1.0%
    3,000          American Communications Services, 12.750% Exchangeable+                             285,000
      750          IXC Communications Inc., 12.500% Exchangeable+                                      875,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,160,625
--------------------------------------------------------------------------------------------------------------
                   TOTAL PREFERRED STOCKS
                   (Cost-- $5,933,389)                                                               6,197,730
==============================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.4%
==============================================================================================================
Automobiles and Trucking -- 0.4%
    7,500          Navistar International, Series G, Convertible $6.00
                   (Cost-- $401,776)                                                                   448,125
==============================================================================================================
COMMON STOCK -- 0.0%
==============================================================================================================
Telecommunications -- 0.0%
    2,323          Nextel Communications, Inc.
                   (Cost-- $37,485)                                                                     42,685
==============================================================================================================
WARRANTS -- 0.2%
==============================================================================================================
Broadcasting - TV, Cable and Radio -- 0.0%
    1,075          Australis Holdings, Expire 10/30/01++                                                    32
      750          Wireless One Inc., Expire 10/15/03++                                                    188
--------------------------------------------------------------------------------------------------------------
                                                                                                           220
--------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
    4,950          Clearnet Communications, Expire 9/15/05+++                                           29,700
      875          Globalstar LP, Expire 2/15/04+++                                                    111,125
      925          Iridium LLC Corp., Expire 7/15/05++                                                 129,500
      200          Nextel Communications, Inc., Expire 4/25/99++                                             2
      700          RSL Communications Ltd., Expire 11/15/06+++                                           7,000
--------------------------------------------------------------------------------------------------------------
                                                                                                       277,327
--------------------------------------------------------------------------------------------------------------
                   TOTAL WARRANTS
                   (Cost-- $183,086)                                                                   277,547
==============================================================================================================

                       See Notes to Financial Statements.

==============================================================================================================
 Schedules of Investments (continued)                                                         October 31, 1997
==============================================================================================================

                       SMITH BARNEY HIGH INCOME PORTFOLIO

  SHARES                              SECURITY                                                         VALUE
==============================================================================================================
REPURCHASE AGREEMENT -- 7.6%
$9,080,000         Chase Securities Inc., 5.650% due 11/3/97; Proceeds at
                   maturity -- $9,084,275; (Fully collateralized by U.S.
                   Treasury Notes, 5.625% due 10/31/99; Market value --
                   $9,265,731) (Cost -- $9,080,000)                                               $  9,080,000
==============================================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost-- $116,293,940**)                                                        $120,058,375
==============================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

#    Security issued with attached warrants.

++   Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
U.S. GOVERNMENT SECTOR -- 33.2%
=============================================================================================
U.S. Government & Agency Obligations -- 32.1%
$ 1,880,000   AAA    U.S. Treasury Notes, 5.875% due 7/31/99(a)                   $ 1,886,713
  1,700,000   AAA    U.S. Treasury Notes, 6.000% due 7/31/02(a)                     1,715,130
  1,370,000   AAA    U.S. Treasury Notes, 6.125% due 8/15/07(a)                     1,400,674
  1,025,000   AAA    U.S. Treasury Notes, 6.250% due 6/30/02(a)                     1,043,901
    905,000   AAA    U.S. Treasury Notes, 6.250% due 8/31/02(a)                       922,222
  5,885,000   AAA    U.S. Treasury Notes, 6.375% due 8/15/27(a)                     6,064,081
  2,125,000   AAA    U.S. Treasury Notes, 6.500% due 11/15/26(a)                    2,219,095
  1,297,000   AAA    U.S. Treasury Notes, 6.500% due 10/15/06(a)                    1,347,700
    655,000   AAA    U.S. Treasury Notes, 8.125% due 8/15/19(a)                       800,875
    789,433   AAA    Federal Home Loan Mortgage Corp. Gold,
                       6.500% due 11/1/11(a)                                          789,679
    145,948   AAA    Federal Home Loan Mortgage Corp. Gold,
                        6.500% due 4/1/12(a)                                          145,994
    580,524   AAA    Federal National Mortgage Association,
                       6.500% due 2/1/27(a)                                           570,726
  2,295,142   AAA    Federal National Mortgage Association,
                       6.500% due 9/1/27(a)                                         2,256,400
        312   AAA    Federal National Mortgage Association,
                       7.000% due 5/1/26                                                  312
    445,409   AAA    Government National Mortgage Association,
                       7.500% due 9/15/25(a)                                          455,707
    843,431   AAA    Government National Mortgage Association,
                       7.500% due 10/15/25(a)                                         862,933
    284,854   AAA    Government National Mortgage Association,
                       7.500% due 11/15/25(a)                                         291,440
    133,359   AAA    Government National Mortgage Association,
                       7.500% due 8/15/26(a)                                          136,443
    558,686   AAA    Government National Mortgage Association,
                       7.500% due 10/15/26(a)                                         571,604
    659,713   AAA    Government National Mortgage Association,
                       7.500% due 1/15/27(a)                                          674,966
  1,828,603   AAA    Government National Mortgage Association,
                       7.500% due 2/15/27(a)                                        1,870,884
    147,995   AAA    Government National Mortgage Association,
                       7.500% due 5/15/27(a)                                          151,417
    382,817   AAA    Government National Mortgage Association,
                       7.500% due 7/15/27(a)                                          391,669
    236,978   AAA    Government National Mortgage Association,
                       7.500% due 8/15/27(a)                                          242,458
  2,365,919   AAA    Government National Mortgage Association,
                       7.500% due 10/15/27(a)                                       2,420,619

                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
U.S. Government & Agency Obligations -- 32.1% (continued)
$   282,602   AAA    Government National Mortgage Association,
                       8.500% due 2/15/06                                           $ 296,467
    340,267   AAA    Government National Mortgage Association,
                       8.500% due 9/15/26                                             356,961
  1,292,930   AAA    Government National Mortgage Association,
                       8.500% due 10/15/26                                          1,356,362
    155,718   AAA    Government National Mortgage Association,
                       8.500% due 12/15/26                                            163,358
    476,159   AAA    Government National Mortgage Association,
                       8.500% due 2/15/27                                             499,519
    309,282   AAA    Government National Mortgage Association,
                        8.500% due 7/15/27(a)                                         324,455
    907,300   AAA    Government National Mortgage Association,
                       8.500% due 8/15/27(a)                                          951,813
    297,568   AAA    Government National Mortgage Association,
                        8.500% due 9/15/27                                            312,167
  1,150,000   AAA    Government National Mortgage Association, 6.000%(b)            1,160,063
  1,600,000   AAA    Government National Mortgage Association, 7.000%(b)            1,609,488
    745,000   AAA    Government National Mortgage Association II, 7.500%(b)           761,062
    625,000   AAA    Government National Mortgage Association Arms, 5.500%(b)         623,731
---------------------------------------------------------------------------------------------
                                                                                   37,649,088
---------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 1.1%
    552,000   AAA    Chemical Master Credit Card Trust, 6.230% due 6/15/03            556,614
     95,000   AAA    Contimortgage Home Equity Loan Trust,
                       7.670% due 3/15/28                                              97,138
    205,000   AAA    GNMA Guarantee Pass Through, 7.500% due 1/16/27                  208,612
    186,838   AAA    Rural Housing Trust, 6.330% due 4/1/26                           185,726
    255,000   AAA    Sears Credit Account Master Trust, 6.050% due 1/15/08            255,026
---------------------------------------------------------------------------------------------
                                                                                    1,303,116
---------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost-- $38,126,937)                                          38,952,204
=============================================================================================


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
HIGH YIELD SECTOR -- 40.2%
=============================================================================================
CORPORATE DEBENTURES -- 37.6%
=============================================================================================
Advertising - Communications -- 1.1%
$   450,000   B1*    Lamar Advertising Corp., Sr. Sub. Notes,
                       9.625% due 12/1/06(a)                                        $ 479,250
                     Outdoor Systems Inc.:
     15,000   B1*      Sr. Notes, 9.375% due 10/15/06                                  15,825
    100,000   NR       Sr. Sub. Notes, 8.875% due 6/15/07                             103,500
    580,000   B      Universal Outdoor Inc., Sr. Notes, 9.750% due 10/15/06           642,350
---------------------------------------------------------------------------------------------
                                                                                    1,240,925
---------------------------------------------------------------------------------------------
Aerospace -- 0.1%
     20,000   B+     Hawk Corp., Sr. Notes, 10.250% due 12/1/03                        21,000
     45,000   B2*    L-3 Comms Corp., Sr. Sub. Notes, 10.375% due 5/1/07(c)            48,375
     55,000   B+     Tracor Inc., Sr. Sub. Notes, 8.500% due 3/1/07                    55,894
---------------------------------------------------------------------------------------------
                                                                                      125,269
---------------------------------------------------------------------------------------------
Automotive -- 0.5%
     55,000   B2*    Autotote Corp., Sr. Notes, 10.875% due 8/1/04(c)                  56,925
     35,000   B      Blue Bird Body Co., Sr. Sub. Notes, 10.750% due 11/15/06          37,494
     25,000   B2*    Delco Remy International, Sr. Sub. Notes,
                       10.625% due 8/1/06(c)                                           26,625
     95,000   BB+    Lear Corp., Sub. Notes, 9.500% due 7/15/06                       104,500
    330,000   NR     MCII Holdings Inc., Sr. Secured Discount Notes,
                       step bond to yield 12.109% due 11/15/02                        297,000
     60,000   B      Motor & Gear Inc., Sr. Notes, 10.750% due 11/15/06                63,300
---------------------------------------------------------------------------------------------
                                                                                      585,844
---------------------------------------------------------------------------------------------
Aviation Components -- 0.7%
    180,000   BB-    BE Aerospace, Sr. Notes, 9.750% due 3/1/03                       190,800
    275,000   B      Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                299,750
     50,000   B-     K&F Industries Inc., Sr. Sub. Discount Debentures,
                       9.250% due 10/15/07(c)                                          50,750
                     Sequa Corp., Sr. Notes:
     75,000   BB       9.625% due 10/15/99                                             77,625
     20,000   BB       8.750% due 12/15/01                                             20,300
    183,000   B-     Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02              208,620
---------------------------------------------------------------------------------------------
                                                                                      847,845
---------------------------------------------------------------------------------------------
Banking -- 0.6%
    500,000   B      First Nationwide, Sr. Exchange Notes, 12.500% due 4/15/03        566,250
                     Imperial Credit Corp.:
     60,000   B+       Remarketing Par Securities Par Series A,
                         Variable Rate, 10.250% due 6/14/02(c)                         60,000
     30,000   B+       Senior Notes, 9.875% due 1/15/07                                29,550


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Banking -- 0.6% (continued)
$    30,000   BB-    Indah Kiat Financial Mauritius, Guaranteed Sr. Notes,
                       10.000% due 7/1/07(c)                                         $ 26,775
---------------------------------------------------------------------------------------------
                                                                                      682,575
---------------------------------------------------------------------------------------------
Brewers -- 0.1%
     75,000   NR     Canandaigua Wine, Sr. Sub. Notes, Series B,
                       8.750% due 12/15/03                                             76,500
---------------------------------------------------------------------------------------------
Broadcasting -- 0.9%
    125,000   BB+    Argyle Television, Sr. Sub. Notes, 9.750% due 11/1/05            133,594
    155,000   B-     Capstar, Sr. Discount Notes, step bond to yield
                       12.750% due 2/1/09                                             107,725
     60,000   BB-    Globo Communicacoes Inc., Notes, 10.500% due 12/20/06(c)          60,150
    183,000   NR     Petracom Holdings, Sr. Discount Notes, Series B,
                       zero coupon bond to yield 3.714% due 2/1/03                    175,680
    100,000   BB+    Rogers Cablesystems of America Inc., Debentures,
                       10.125% due 9/1/12                                             108,250
    100,000   B      Sinclair Broadcast Group, Sr. Sub. Notes,
                       10.000% due 9/30/05                                            104,000
    300,000   B-     Sullivan Broadcasting Inc., Sr. Sub. Notes,
                       10.250% due 12/15/05                                           318,000
     25,000   B+     TV Azteca de CV, Sr. Notes, 10.500% due 2/15/07                   24,750
---------------------------------------------------------------------------------------------
                                                                                    1,032,149
---------------------------------------------------------------------------------------------
Building Materials -- 0.7%
     55,000   B      Atrium Inc., Sr. Sub. Notes, 10.500% due 11/15/06                 57,063
     20,000   Ba3*   Building Material, Sr. Notes, 8.625% due 12/15/06                 20,600
    100,000   BB     Cemex Inc., Notes, 12.750% due 7/15/06(c)                        113,750
    200,000   B+     Intercity Products Corp., Sr. Secured Notes,
                       9.750% due 3/1/00                                              205,000
     25,000   BB-    Johns Manville International Group, Sr. Notes,
                       10.875% due 12/15/04                                            27,906
    150,000   Ba2*   Southdown Inc., Sr. Sub. Notes, Series B,
                       10.000% due 3/1/06                                             163,875
    150,000   BB-    Triangle Pacific Corp., Sr. Notes, 10.500% due 8/1/03            160,125
     50,000   CCC+   Waxman Industries, Sr. Secured Notes, Series B,
                       step bond to yield 12.973% due 6/1/04                           44,250
---------------------------------------------------------------------------------------------
                                                                                      792,569
---------------------------------------------------------------------------------------------
Business Services -- 0.1%
    117,000   B-     Pierce Leahy Corp., Sr. Sub. Notes, 11.125% due 7/15/06          131,625
---------------------------------------------------------------------------------------------
Casinos -- 1.6%
     75,000   B+     Argosy Gaming, 1st Mortgage Notes, 13.250% due 6/1/04             76,500
     60,000   B      Casino America Inc., 1st Mortgage Notes, 12.500% due 8/1/03       64,200


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Casinos -- 1.6% (continued)
$    20,000   B      Casino Magic, 1st Mortgage Notes, 11.500% due 10/15/01         $  19,000
    275,000   B      Coast Hotels & Casinos Inc., 1st Mortgage Notes,
                       13.000% due 12/15/02                                           308,000
    386,600   NR     Colorado Gaming, Sr. Secured Notes, payment-in-kind
                       12.000% due 6/1/03(a)                                          415,595
     75,000   BB     Empress River Casino Financial Corp., Guaranteed Sr. Notes,
                       10.750% due 4/1/02                                              80,719
     75,000   B      Great Bay Property Funding, Guaranteed 1st Mortgage Notes
                       10.875% due 1/15/04                                             66,375
     25,000   B      Harveys Casinos, Sr. Sub. Notes, 10.625% due 6/1/06               26,375
    200,000   B      Lady Luck Gaming Financial Corp., Guaranteed 1st Mortgage
                       Notes, 11.875% due 3/1/01                                      203,000
     22,000   BB+    Louisiana Casino Cruises, 1st Mortgage Notes,
                       11.500% due 12/1/98                                             22,385
    125,000   BB+    Mohegan Tribal Gaming, Sr. Secured Notes,
                       13.500% due 11/15/02                                           163,125
    175,000   CCC+   Preferred Receivable Funding, Sr. Notes, 11.625% due 4/15/04     146,781
    225,000   BB-    Trump Atlantic City Associates, 1st Mortgage Notes,
                       11.250% due 5/1/06                                             223,313
---------------------------------------------------------------------------------------------
                                                                                    1,815,368
---------------------------------------------------------------------------------------------
Chemicals -- 0.9%
    125,000   BB-    Acetex Corp., Sr. Notes, 9.750% due 10/1/03                      129,375
     25,000   B      Chemical Leaman Corp., Sr. Notes, 10.375% due 6/15/05(c)          26,063
    100,000   B      Harris Chemical, Sr. Secured Notes, 10.750% due 10/15/03         103,250
    200,000   BB-    ISP Holding, Sr. Notes, 9.750% due 2/15/02                       211,000
    150,000   B-     Magellan Health Services Inc., Sr. Sub. Notes,
                       11.250% due 4/15/04                                            166,500
     75,000   B      NL Industries Inc., Sr. Notes, step bond to yield
                       11.551% due 10/15/05                                            74,625
     25,000   BB-    Sifto Canada Inc., Guaranteed Secured Notes,
                       8.500 % due 7/15/00                                             25,313
     80,000   B-     Sovereign Specialty Chemicals Inc., Sr. Sub. Notes,
                       9.500% due 8/1/07(c)                                            81,800
    105,000   B+     Sterling Chemical Holdings, Sr. Secured Discount Notes,
                       step bond to yield 13.112% due 8/15/08                          76,125
     60,000   NR     Sterling Chemicals Inc., Sr. Sub. Notes, 11.250% due 4/1/07       66,000
     20,000   NR     Texas Petrochemical, Sr. Sub. Notes, 11.125% due 7/1/06           22,000
     65,000   BB-    Trikem SA, Bond Debentures, 10.625% due 7/24/07(c)                61,100
---------------------------------------------------------------------------------------------
                                                                                    1,043,151
---------------------------------------------------------------------------------------------
Computer Software Services -- 0.3%
    300,000   B-     Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05      335,250
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Conglomerates -- 0.6%
$    20,000   B      Cliffs Drilling Co., Sr. Notes, Series B, 10.250% due 5/15/03   $ 21,700
                     Iron Mountain Inc., Sr. Sub. Notes:
     20,000   B-       10.125% due 10/1/06                                             21,700
    100,000   B-       8.750% due 9/30/09(c)                                          101,000
     75,000   B      MacAndrews and Forbes Co. Inc., Sr. Sub. Notes,
                       11.875% due 11/15/02                                            79,406
    220,000   NR     MacAndrews and Forbes Holdings Inc., Sub. Debentures,
                       13.000% due 3/1/99                                             220,000
    100,000   B+     MDC Holdings Inc., Sr. Notes, 11.125% due 12/15/03               111,000
     15,000   B-     Nebco Evans Holding Co., Sr. Discount Notes, step bond
                       to yield 12.375% due 7/15/07(c)                                  8,531
                     Netia Holdings Corp.:
     20,000   NR       Guaranteed Sr. Discount Notes, step bond to yield
                         13.943% due 11/1/07                                           12,050
     40,000   NR       Guaranteed Sr. Notes, 10.250% due 11/1/07                       38,700
                     Radnor Holdings Inc., Sr. Notes:
     30,000   BB-      10.000% due 12/1/03                                             30,900
     60,000   BB-      10.000% due 12/1/03(c)                                          61,800
---------------------------------------------------------------------------------------------
                                                                                      706,787
---------------------------------------------------------------------------------------------
Consumer Products -- 0.6%
    100,000   B-     Carson Inc., Sr. Sub. Notes, 10.375% due 11/1/07(c)              101,000
    150,000   B+     Coty Inc., Guaranteed Sr. Sub. Notes, 10.250% due 5/1/05         161,250
     30,000   NR     French Fragrance Inc., Sr. Notes, 10.375% due 5/15/07             31,350
    200,000   B      Herff Jones Inc., Sr. Sub. Notes, 11.000% due 8/15/05            217,250
    155,000   B+     International Semi-Tech., Sr. Secured Discount Notes,
                       step bond to yield 13.492% due 8/15/03                          72,850
     60,000   CCC+   Remington Product Co., Sr. Sub. Notes, 11.000% due 5/15/06        47,100
     80,000   B      Selmer Co. Inc., Sr. Sub. Notes, 11.000% due 5/15/00              88,400
---------------------------------------------------------------------------------------------
                                                                                      719,200
---------------------------------------------------------------------------------------------
Consumer Services -- 0.2%
    252,000   B+     Coinmach Corp., Sr. Notes, 11.750% due 11/15/05                  277,830
---------------------------------------------------------------------------------------------
Defense -- 0.2%
    150,000   B      Alliant Techsystems Inc., Sr. Sub. Notes, 11.750% due 3/1/03     165,375
     50,000   B-     United Defense Industries Inc., Sr. Sub. Notes,
                       8.750% due 11/15/07(c)                                          50,750
---------------------------------------------------------------------------------------------
                                                                                      216,125
---------------------------------------------------------------------------------------------
Electronics -- 0.3%
     40,000   B-     Argo Technology Corp., Sr. Sub. Notes, 8.625% due 10/1/07(c)      40,000
     70,000   B      DII Group Inc., Sr. Sub. Notes, 8.500% due 9/15/07(c)             70,350
                     Fairchild Semiconductor Inc., Sr. Sub. Notes:
     60,000   B        10.125% due 3/15/07(c)                                          63,300
     68,900   NR       Payment-in-kind, 11.740% due 3/14/08(d)                         70,451


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Electronics -- 0.3% (continued)
$    20,000   B      Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06                   $ 20,750
     20,000   B3*    Wavetek Corp., Sr. Sub. Notes, 10.125% due 6/15/07(c)             20,800
---------------------------------------------------------------------------------------------
                                                                                      285,651
---------------------------------------------------------------------------------------------
Entertainment -- 1.4%
    200,000   B      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 3/15/09       204,000
     75,000   BB-    Players International Inc., Sr. Notes, 10.875% due 4/15/05        79,875
                     Premier Parks, Sr. Notes:
    250,000   B+       12.000% due 8/15/03                                            279,063
     50,000   B+       9.750% due 1/15/07                                              52,500
    400,000   B      Six Flags, Sr. Sub. Discount Notes, Series A, step bond to
                       yield 7.958% due 6/15/05                                       418,000
    115,000   BBB-   Time Warner Inc., Notes, 8.180% due 8/15/07                      125,638
    525,000   BB-    Viacom Inc., Sub. Debentures Exchangeable,
                       8.000% due 7/7/06                                              514,500
---------------------------------------------------------------------------------------------
                                                                                    1,673,576
---------------------------------------------------------------------------------------------
Financial Services -- 2.5%
     65,000   BB-    Aames Financial Corp., Sr. Notes, 9.125% due 11/1/03              61,913
     45,000   BB     Albank Capitial Trust, Guaranteed, 9.270% due 6/6/27(c)           48,847
    105,000   BB     Asia Pulp & Paper Global Finance Inc., Secured Notes,
                       2.000% due 7/25/00(c)                                           98,700
    200,000   BB     Asia Pulp & Paper International Financial Corp., Guaranteed,
                       11.750% due 10/1/05                                            202,000
    200,000   B+     Chevy Chase Savings Bank, Sub. Notes, 9.250% due 12/1/05         203,000
     30,000   B      Coleman Escrow Corp., Sr. Secured Notes,
                       zero coupon bond to yield 7.957% due 5/15/01(c)                 18,600
     30,000   BB     Colonial Capital, Company Guaranteed, 8.920% due 1/15/27          32,288
     55,000   BB+    Conti Financial Corp., Sr. Notes, 8.375% due 8/15/03              57,750
     60,000   B-     Delta Financial Corp., Sr. Notes, 9.500% due 8/1/04               60,450
     30,000   BB     Dime Capital Trust., Capital Securities, Series A,
                       9.330% due 5/6/27                                               33,525
     30,000   B+     Dollar Financial Inc., Sr. Notes, 10.875% due 11/15/06            32,025
     65,000   B+     ESAT Holdings Inc., step
                     bond to yield 13.513% due 2/1/07                                  43,875
     80,000   BB-    Espirito Santo Centrais, Sr. Notes, 10.000% due 7/15/07(c)        76,000
     71,000   BB-    First PV Funding Corp., Lease Obligation Bond Series 86B,
                       10.150% due 1/15/16                                             75,349
     30,000   NR     Greenpoint Capital Inc., Notes, 9.100% due 6/1/27(c)              32,438
     45,000   NR     Intertek Finance Inc., Sr. Sub. Notes, 10.250% due 11/1/06        47,363
                     Iridum Capital Corp.:
    250,000   B-       Sr. Discount Notes, 14.000% due 7/15/05                        265,000
    120,000   B-       Sr. Notes, 11.250% due 7/15/05(c)                              110,400
     45,000   Baa3*  North Fork Bancorp, Bonds, 8.700% due 12/15/26                    47,925
    305,000   Baa3*  NTL Inc., Sr. Notes, 10.000% due 2/15/07                         315,675


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Financial Services -- 2.5% (continued)
                     Ocwen Federal Bank,:
$    30,000   B-       Capital Secured Guaranteed, 10.875% due 8/1/27                $ 31,800
     25,000   B+       Notes, 11.875% due 10/1/03                                      28,063
     45,000   B+       Sub. Debentures, 12.000% due 6/15/05                            49,613
    115,000   B+     Polytama International Finance Inc.,
                       Guaranteed Secured Notes, 11.250% due 6/15/07                  108,675
     60,000   NR     Provident Capital Corp., Company Guaranteed,
                       8.600% due 12/1/26                                              62,400
     25,573   NR     PSF Finance LP, Sr. Secured Notes, payment-in-kind
                       11.000% due 9/17/03                                             28,131
     35,000   Caa1*  Resource America Inc., Sr. Notes, 12.000% due 8/1/04(c)           36,663
     30,000   BB-    Riggs Capital Trust, Bonds, 8.625% due 12/31/26(c)                31,538
     45,000   BB     Sovereign Capital Corp., Company Guaranteed,
                       9.000% due 4/1/27(c)                                            47,588
    150,000   B+     Tanger Properties Ltd. Partnership, Guaranteed Notes,
                       8.750% due 3/11/01                                             154,500
    335,000   BB     Tjiwi Kimia Finance Mauritius Ltd., Guaranteed Sr. Notes,
                       10.000% due 8/1/04(c)                                          302,338
    105,000   B-     Vicap SA de CV, Guaranteed Sr. Notes, 10.250% due 5/15/02(c)     105,525
     40,000   BB-    Webster Capital Trust Inc., Bonds, 9.360% due 1/29/27(c)          43,800
     40,000   NR     Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07(c)           41,100
---------------------------------------------------------------------------------------------
                                                                                    2,934,857
---------------------------------------------------------------------------------------------
Foods -- 0.6%
                     Ameriserve Food Corp.:
     95,000   B+       Sr. Notes, 8.875% due 10/15/06(c)                               95,000
     45,000   B-       Sr. Sub. Notes, 10.125% due 7/15/07(c)                          47,025
     20,000   NR     Aurora Foods Inc., Sr. Sub. Notes, 9.875% due 2/15/07             20,700
    200,000   B+     Chiquita Brands, Sr. Notes, 9.625% due 1/15/04                   212,000
     25,000   B-     Del Monte Corp., Sr. Sub. Notes, 12.250% due 4/15/07              27,000
    250,000   B3*    FRD Aquisition Corp., Sr. Sub. Notes, 12.500% due 7/15/04        271,250
     40,000   B+     NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07(c)                  39,600
     45,000   BB-    Southern Foods Group Inc., Sr. Sub. Notes,
                       9.875% due 9/1/07(c)                                            46,800
---------------------------------------------------------------------------------------------
                                                                                      759,375
---------------------------------------------------------------------------------------------
Gas/Oil Exploration -- 1.9%
     45,000   B      Abraxas Petroleum Corp., Sr. Notes, 11.500% due 11/1/04           48,825
                     Benton Oil & Gas Co., Sr. Notes:
    100,000   B+       11.625% due 5/1/03                                             111,500
     15,000   B+       9.375% due 11/1/07                                              15,113
     50,000   BB-    Chesapeake Energy Corp., Sr. Notes, 9.125% due 4/15/06            51,625
     70,000   BB     CMS Energy Corp., Notes, 8.125% due 5/15/02                       72,188
     15,000   B      Costilla Energy Inc., Sr. Sub. Notes, 10.250% due 10/1/06         15,675


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Gas/Oil Exploration -- 1.9% (continued)
$    25,000   B+     Dailey Petroleum Service Corp., Sr. Notes,
                       9.750% due 8/15/07(c)                                         $ 26,125
     45,000   B+     DI Industries Inc., Sr. Notes, 8.875% due 7/1/07                  46,800
    150,000   BB-    Maxus Energy Corp., Notes, 9.500% due 2/15/03                    160,313
    120,000   B-     Ocean Energy Inc., Sr. Sub. Notes, 8.875% due 7/15/07(c)         124,200
     45,000   B-     Panaco Inc., Sr. Notes, 10.625% due 10/1/04(c)                    45,450
     45,000   BB-    Pride Petroleum Service Inc., Sr. Sub. Notes,
                       9.375% due 5/1/07                                               48,150
    440,000   B+     Transamerican Energy Corp., Sr. Secured Notes,
                       11.500% due 6/15/02(c)                                         452,100
    855,000   B+     Transamerican Refinery, Guaranteed 1st Mortgage Discount
                       Notes, step bond to yield 13.000% due 6/15/02(c)               718,200
    128,094   NR     Transtexas Gas, Sr. Notes, 13.750% due 12/31/01(c)               142,985
     30,000   B2*    Wiser Oil Corp., Sr. Sub. Notes, 9.500% due 5/15/07(c)            29,625
     80,000   NR     XCL Ltd., Sr. Secured Discount Notes, 13.500% due 5/1/04(c)      104,000
---------------------------------------------------------------------------------------------
                                                                                    2,212,874
---------------------------------------------------------------------------------------------
Health Care -- 1.4%
     80,000   B      Alaris Medical Inc., Sr. Sub. Notes, 9.750% due 12/1/06           83,800
    100,000   B      Dade International Inc., Sr. Sub. Notes, 11.125% due 5/1/06      111,500
    100,000   B-     Genesis Eldercare Inc., Sr. Sub. Notes, 9.000% due 8/1/07(c)      98,000
    120,000   B-     Genesis Health Ventures, Sr. Sub. Notes, 9.250% due 10/10/06     123,000
     90,000   BB     ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05(c)        94,725
     85,000   Caa3*  Icon Fitness, Sr. Discount Notes, step bond to yield
                       14.000% due 11/15/06                                            49,725
     20,000   B-     Leiner Health Products Inc., Sr. Sub. Notes,
                       9.625% due 7/1/07(c)                                            21,000
    120,000   B-     Paracelsus Healthcare Corp., Sr. Sub. Notes,
                       10.000% due 8/15/06                                            125,400
    100,000   BB-    Quorum Health Group, Sr. Sub. Notes, 8.750% due 11/1/05          104,500
    115,000   B-     Sun Healthcare Group Inc., Sr. Sub. Notes,
                       9.500% due 7/1/07(c)                                           118,450
                     Tenet Healthcare Corp., Sr. Notes:
     50,000   BB       9.625% due 9/1/02                                               54,875
     45,000   BB       8.000% due 1/15/05                                              46,969
    100,000   BB       10.125% due 3/1/05                                             110,000
    245,000   B+       8.625% due 1/15/07                                             262,456
    145,000   B3*    Urohealth Systems Inc., Sr. Sub. Notes,
                       12.500% due 4/1/04(c)                                          144,275
    100,000   B3*    Wright Medical Technology Inc., Sr. Sub. Notes,
                       10.750% due 7/1/00(c)                                           98,625
---------------------------------------------------------------------------------------------
                                                                                    1,647,300
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Hotels -- 0.7%
                     HMH Properties Inc., Sr. Notes:
$   135,000   BB-      9.500% due 5/15/05                                            $141,750
    120,000   Ba3*     8.875% due 7/15/07(c)                                          123,000
    275,000   BB-    Host Marriot Travel Plazas Inc., Sr. Secured Notes,
                       Series B, 9.500% due 5/15/05                                   290,125
     15,000   BB-    John Q. Hammons Hotels LP, 1st Mortgage Notes,
                       8.875% due 2/15/04                                              15,300
     60,000   CCC    Presley Companies Del., Sr. Notes, 12.500% due 7/1/01             57,075
    200,000   B      Showboat Marina Partnership, 1st Mortgage Notes,
                       13.500% due 3/15/03                                            229,500
---------------------------------------------------------------------------------------------
                                                                                      856,750
---------------------------------------------------------------------------------------------
Industrial Goods & Services -- 0.1%
     50,000   B-     Merit Behavioral Care Corp., Sr. Sub. Notes,
                       11.500% due 11/15/05                                            57,750
    105,000   B-     Panda Global Corp., Sr. Notes, 12.500% due 4/15/04(c)            101,850
---------------------------------------------------------------------------------------------
                                                                                      159,600
---------------------------------------------------------------------------------------------
Insurance -- 0.2%
     30,000   B-     Outsourcing Solutions Inc., Sr. Sub. Notes,
                       11.000% due 11/1/06                                             33,375
                     Reliance Group Holdings Inc., Sr. Sub. Debentures:
    148,000   BB+      9.000% due 11/15/00                                            153,550
     35,000   BB-      9.750% due 11/15/03                                             36,794
---------------------------------------------------------------------------------------------
                                                                                      223,719
---------------------------------------------------------------------------------------------
Lodging -- 0.1%
     90,000   NR     Prime Hospitality Inc., Sr. Sub. Notes, 9.750% due 4/1/07         94,950
---------------------------------------------------------------------------------------------
Media - Cable -- 4.4%
     85,000   B-     Acme Television Corp., Sr. Discount Notes,
                       step bond to yield 10.875% due 9/30/04(c)                       62,688
                     Adelphia Communications Corp., Sr. Notes:
    100,000   B        10.250% due 7/15/00                                            104,500
     25,000   B        12.500% due 5/15/02                                             26,438
     85,312   B        Series B, payment-in-kind, 9.500% due 2/15/04                   85,312
    135,000   CCC+   Advanced Radio Telecommunications Corp., Sr. Notes,
                       14.000% due 2/15/07                                            124,538
                     Affinity Group, Sr. Sub. Notes:
    150,000   B        11.500% due 10/15/03                                           160,125
    110,000   NR       11.000% due 4/1/07                                             116,875
    150,000   B-     American Media Operation Inc., Sr. Sub. Notes,
                       11.625% due 11/15/04                                           162,000
    152,000   CCC+   American Telecasting Inc., Sr. Discount Notes,
                       step bond to yield 12.321% due 8/15/05                          55,480
     55,000   BB-    Antenna TV Corp., Sr. Notes, 9.000% due 8/1/07(c)                 54,725

                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Media - Cable -- 4.4% (continued)
$    40,000   B-     Azteca Holdings, Sr. Secured Notes, 11.000% due 6/15/02(c)      $ 39,400
                     Cablevision Systems Corp., Sr. Sub. Debentures:
     25,000   BB-      9.875% due 2/15/13                                              26,625
    100,000   BB-      10.500% due 5/15/16                                            111,250
    150,000   BB-      9.875% due 4/1/23                                              159,000
     40,000   B+     Central Europe Media Enterprises, Sr. Notes,
                       9.375% due 8/15/04                                              39,250
    140,000   BB-    Century Communications Corp., Sr. Notes, 9.500% due 3/1/05       147,000
    190,000   B-     Chancellor Broadcasting, Sr. Sub. Notes, 9.375% due 10/1/04      197,125
    250,000   B      Charter Communications Southeast, Secured Debentures,
                       step bond to yield 14.000% due 3/15/07                         191,875
     85,000   B      Cinemark USA Inc., Sr. Sub. Notes, 9.625% due 8/1/08              87,550
     60,000   B-     Citadel Broadcasting Co., Sr. Sub. Notes, 10.250% due 7/1/07(c)   63,300
    200,000   B-     Comcast Corp., Sr. Sub. Notes, step bond to yield
                       10.435% due 11/15/07(c)                                        155,000
    250,000   B2*    Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03          275,000
    200,815   NR     Falcon Holdings Group Inc., Sr. Sub. Notes, Series B,
                       11.000% due 9/15/03                                            210,354
                     Frontiervision:
    200,000   B        Sr. Discount Notes, step bond to yield
                         11.523% due 9/15/07(c)                                       137,500
     30,000   B        Sr. Sub. Notes, 11.000% due 10/15/06                            32,475
                     Fox Kids Worldwide Corp.:
    210,000   B        Sr. Discount Notes, step bond to yield
                         10.250% due 11/1/07(c)                                       119,175
    275,000   B        Sr. Notes, 9.250% due 11/1/07(c)                               266,750
    220,000   B      Fox Liberty Networks Inc., Sr. Notes, 8.875% due 8/15/07(c)      220,550
                     Heartland Wireless Communications Inc.:
    100,000   B        14.000% due 10/15/04                                            47,500
     25,000   B        Sr. Notes, 13.000% due 4/15/03                                  10,813
     80,000   B-     Innova Corp., Senior Notes, 12.875% due 4/1/07(c)                 80,800
    235,000   B      Intermedia Communications, Sr. Notes, Series B,
                       8.875% due 11/1/07(c)                                          231,475
    500,000   B-     International Cabletel Inc., Sr. Deferred Notes,
                       Series A, step bond to yield 11.173% due 2/1/06                367,500
                     Jacor Communications Inc.:
     30,000   B        Company Guaranteed, 9.750% due 12/15/06                         32,550
    140,000   B        Guaranteed Sr. Sub. Notes, 8.750% due 6/15/07(c)               141,400
     20,000   B      JCAC, Inc., Sr. Sub. Notes, 10.125% due 6/15/06                   21,900
    100,000   B+     Jones Intercable Inc., Sr. Sub. Notes, 10.500% due 3/1/08        108,750
    140,000   B-     Marcus Cable Operating Co., Sr. Discount Notes,
                       step bond to yield 11.174% due 8/1/04                          126,350
                     Pegasus Media & Communications, Notes:
     50,000   B-       12.500% due 7/1/05                                              56,750
     25,000   B-       9.625% due 10/15/05                                             25,000


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Media - Cable -- 4.4% (continued)
$    80,000   NR     Radio One Inc., Sr. Sub. Notes, step bond to yield
                       11.958% due 5/15/04(c)                                        $ 77,300
     60,000   B      Spanish Broadcasting Systems, Sr. Notes,
                       11.000% due 3/15/04                                             65,850
     60,000   CCC+   TCI Satellite Entertainment Inc., Sr. Sub. Notes,
                       10.875% due 2/15/07(c)                                          63,000
     50,000   Baa3*  Telecommunications Inc., Notes, 9.250% due 1/15/23                55,813
                     UIH Australia Inc., Sr. Discount Notes:
     55,000   B-       Step bond to yield 12.775% due 5/15/06(c)                       38,225
    220,000   B-       Step bond to yield 14.000% due 5/15/06                         158,400
                     Wireless One Inc., Sr. Notes:
     55,000   B-       13.000% due 10/15/03                                            29,975
    100,000   B-       Step bond to yield 13.500% due 8/1/06                           27,000
---------------------------------------------------------------------------------------------
                                                                                    5,198,211
---------------------------------------------------------------------------------------------
Metals -- 0.7%
     25,000   B+     Acindar Industries Inc., Yankee Notes, 11.250% due 2/15/04        25,125
     35,000   NR     Altos Hornos De Mexico, Bonds, 11.875% due 4/30/04(c)             35,788
     70,000   B      Anker Coal Group Inc., Sr. Notes, 9.750% due 10/1/07(c)           71,575
     50,000   B+     Armco Inc., Sr. Notes, 9.000% due 9/15/07(c)                      50,500
     60,000   NR     Continental Global Group, Sr. Notes, 11.000% due 4/1/07           64,650
    150,000   B      Great Lakes Carbon Corp., Sr. Secured Notes,
                       10.000% due 1/1/06                                             155,625
    150,000   BB     Hylsa SA, Notes, 9.250% due 9/15/07(c)                           147,375
    100,000   BB-    Ucar Global Enterprises, Sr. Sub. Notes, 12.000% due 1/15/05     114,000
     80,000   B+     WCI Steel Co., Sr. Notes, 10.000% due 12/1/04                     84,000
    100,000   B      Weirton Steel Corp., Sr. Notes, 11.375% due 7/1/04               108,250
---------------------------------------------------------------------------------------------
                                                                                      856,888
---------------------------------------------------------------------------------------------
Miscellaneous -- 2.0%
                     Allied Waste Corp.:
    130,000   B+       Sr. Discount Notes, step bond to yield 11.300% due 6/1/07(c)    87,750
     65,000   B+       Sr. Sub. Notes, 10.250% due 12/1/06                             70,850
     35,000   B-     Axiohm Transportation Corp., Sr. Sub. Notes,
                       9.750% due 10/1/07(c)                                           35,700
     25,000   B-     Cambridge Industries Inc., Sr. Sub. Notes,
                       10.250% due 7/15/07(c)                                          26,063
     25,000   BB-    Cia Latino, Guaranteed Sr. Notes, 11.625% due 6/1/04(c)           26,375
     90,000   NR     Conecel Holdings Inc., Secured Notes, 14.000% due 10/1/00(c)      98,325
    130,000   B-     Day International Group Inc., Sr. Sub. Notes,
                       11.125% due 6/1/05                                             132,925
                     Decision One Corp., Sr. Sub. Notes:
     35,000   B-       9.750% due 8/1/07                                               36,663
     35,000   B-       Step bond to yield 11.500% due 8/1/08(e)                        23,363


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Miscellaneous -- 2.0% (continued)
$    45,000   NR     Desc, SA DE, Guaranteed Notes, 8.750% due 10/15/07              $ 43,144
     90,000   B+     Fleming Inc., Sr. Sub. Notes, 10.500% due 12/1/04(c)              94,275
     70,000   B      Flextronics Inc., Sr. Sub. Notes, 8.750% due 10/15/07             70,000
     30,000   B-     Foamex Inc., 9.875% due 6/15/07(c)                                30,750
    100,000   BB     Guangzhou Shenzhen Superhighway, Notes,
                       10.250% due 8/15/07(c)                                          94,250
    220,000   B3*    Hayes Wheel International Inc., Sr. Sub. Notes,
                       9.125% due 7/15/07(c)                                          224,950
     35,000   B-     HCC Industries Inc., Sr. Sub. Notes, 10.750% due 5/15/07(c)       36,925
                     Hedstrom Corp:
     15,000   B-       Sr. Discount Notes, step bond to yield 12.000% due 6/1/09(c)     9,450
     30,000   B-       Sr. Sub. Notes, 10.000% due 6/1/07(c)                           30,525
                     Hollinger International Inc., Company Guaranteed:
     40,000   BB+      8.625% due 3/15/05                                              40,800
     40,000   BB-      9.250% due 3/15/07                                              41,200
    110,000   NR     Interact Systems, Sr. Discount Notes, step bond to yield
                       14.000% due 8/10/03                                             44,550
     50,000   B2*    Intergrated Device Technology Inc., Sr. Notes,
                       5.500% due 6/1/02                                               43,063
     50,000   B-     Isle of Capri Black Hawk Inc., 1st Mortgage Notes,
                       13.000% due 8/31/04(c)                                          50,750
     55,000   B-     Knietic Concepts, Sr. Sub. Notes, 9.625% due 11/1/07              55,275
    215,000   NR     Knology Inc., Sr. Discount Notes, step bond to yield
                       11.875% due 10/15/07(c)(e)                                     114,488
     50,000   BB-    Murrin Murrin Holdings Party Ltd., Sr. Secured Notes,
                       9.375% due 8/31/07(c)                                           52,000
     30,000   BB     National Semiconductor Corp., Convertible Debentures,
                       6.500% due 10/1/02(c)                                           32,438
     30,000   BB     Newport News Shipbuilding Corp., Sr. Notes,
                       8.625% due 12/1/06                                              31,125
     30,000   BBB-   Perez Companic SA, Notes, 9.000% due 1/30/04(c)                   28,500
     30,000   NR     Pioneer Americas Acquisition Corp., Sr. Notes,
                       9.250% due 6/15/07(c)                                           30,150
     15,000   B      Pogo Producing Inc., Sr. Sub. Notes, 8.750% due 5/15/07           15,000
     75,000   B      Polymer Group Inc., Sr. Sub. Notes, 9.000% due 7/1/07(c)          75,938
     70,000   B-     Pratama Datakaom Inc., Guaranteed Sr. Notes,
                       12.750% due 7/15/05(c)                                          63,700
     20,000   B-     Roller Bearing Corp., Guaranteed Sr. Sub. Notes,
                       9.625% due 6/15/07(c)                                           20,500
     60,000   B-     Safety Components International Inc., Sr. Sub. Notes,
                       10.125% due 7/15/07(c)                                          62,250

                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Miscellaneous -- 2.0% (continued)
                     TFM SA de CV:
$   120,000   B+       Sr. Discount Debentures, step bond to yield
                         11.767% due 6/15/09(c)                                     $  75,900
     25,000   B3*      Sr. Notes, 10.250% due 6/15/07(c)                               25,063
    100,000   BB-    Trico Marine Service Corp., Sr. Notes, 8.500% due 8/1/05(c)      101,000
     67,000   B1*    United Stationers Supply Corp., Sr. Sub. Notes,
                       12.750% due 5/1/05                                              74,956
     50,000   B      VLSI Technology, Sub. Notes, 8.250% due 10/1/05                   51,250
     15,000   B-     Windy Hill Pet Food Inc., Sr. Sub. Notes, 9.750% due 5/15/07(c)   15,300
---------------------------------------------------------------------------------------------
                                                                                    2,317,479
---------------------------------------------------------------------------------------------

Oil Drilling & Services -- 0.0%
     45,000   B+     Parker Drilling Corp., Sr. Notes, 9.750% due 11/15/06             48,150
---------------------------------------------------------------------------------------------
Paper Packaging/Products -- 1.0%
                     Domtar, Inc.:
     60,000   BB+      Debentures, 9.500% due 8/1/16                                   64,575
     25,000   BB+      Sr. Notes, 8.750% due 8/1/06                                    26,094
    105,000   B-     Florida Coast Paper, 1st Mortgage Notes, 12.750% due 6/1/03      112,875
                     Huntsmen Corp., Sr. Sub. Notes:
    100,000   B+       Variable Rate, 9.094% due 7/1/07(c)                            103,500
    100,000   B+       9.500% due 7/1/07(c)                                           104,999
     80,000   B      Huntsman Packaging Corp., Sr. Sub. Notes,
                       9.125% due 10/1/07(c)                                           81,800
    135,000   BBB-   Maxxam Group Holdings, Sr. Notes, 12.000% due 8/1/03(c)          145,124
    130,000   BB     Pindo Deli Fin Mauritius, Guaranteed Sr. Notes,
                       10.750% due 10/1/07(c)                                         117,650
     30,000   BB-    Printpack Inc., Sr. Notes, Series A, 9.875% due 8/15/04           31,650
    125,000   CC     Recap New Brunswick, Sr. Secured Notes,
                       10.625% due 4/15/05                                            126,875
                     Riverwood International:
     50,000   B-       Sr. Notes, 10.250% due 4/1/06                                   51,750
    120,000   CCC+     Sr. Sub. Notes, 10.875% due 4/1/08                             118,799
                     Stone Container Corp.:
     60,000   B        Sr. Sub. Debentures, 12.250% due 4/1/02                         62,250
     25,000   B+       Sr. Sub. Notes, 11.500% due 10/1/04                             26,625
---------------------------------------------------------------------------------------------
                                                                                    1,174,566
---------------------------------------------------------------------------------------------

Plastics -- 0.0%
     50,000   BB+    Owens Illinois Inc., Sr. Sub. Notes, 8.100% due 5/15/07           53,125
---------------------------------------------------------------------------------------------

Publishing -- 0.2%
     80,000   B+     Garden State News, Sr. Sub. Notes, 8.750% due 10/1/09(c)          79,800
     40,000   B-     Globolstar Capital, 11.375% due 2/15/04(c)(e)                     39,800


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Publishing -- 0.2% (continued)
$    40,000   B      Southwest Royalties Inc., Sr. Notes, 10.500% due 10/15/04(c)   $  39,700
     30,000   B-     Von Hoffman Corp., Sr. Sub. Notes, 10.375% due 5/15/07(c)         32,025
     25,000   BB-    World Color Press Inc., Sr. Sub. Notes, 9.125% due 3/15/03        26,125
---------------------------------------------------------------------------------------------
                                                                                      217,450
---------------------------------------------------------------------------------------------

Recreation -- 0.3%
    275,000   B      Adams Outdoor Advertising Ltd., Sr. Notes,
                       10.750% due 3/15/06                                            299,063
---------------------------------------------------------------------------------------------

Retailers -- 1.2%
    225,000   B+     Brylane LP/Brylane Capital Corp., Sr. Sub. Notes A,
                       10.000% due 9/1/03                                             239,624
    190,000   B      Corporate Express, Sr. Sub. Notes, 9.125% due 3/15/04            193,799
     25,000   B-     J Crew Corp., Sr. Sub. Notes, 10.375% due 10/15/07(c)             25,125
     50,000   B-     J Crew Group, Sr. Discount Debentures, step bond to yield
                       13.117% due 10/15/08(c)                                         27,750
    150,000   B      Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05                 165,187
    105,000   NR     Sassco Fashions Ltd., Sr. Notes, 12.750% due 3/31/04             111,300
    350,000   BB+    Southland Corp. First Priority, Sr. Sub. Debentures,
                       4.500% due 6/15/04                                             285,248
     45,000   BB-    Specialty Retailers Inc., Sr. Notes, 8.500% due 7/15/05           46,181
    170,000   BB-    Tultex Corp., Sr. Notes, 10.625% due 3/15/05                     185,300
     90,000   BB     Zale Corp., Sr. Notes, 8.500% due 10/1/07(c)                      89,100
---------------------------------------------------------------------------------------------
                                                                                    1,368,614
---------------------------------------------------------------------------------------------

Supermarkets -- 0.5%
    250,000   NR     Pagemart Nationwide Inc., Sr. Discount Notes,
                       step bond to yield 12.591% due 2/1/05                          211,875
    200,000   B      Ralphs Grocery Co., Sr. Sub. Notes, 10.450% due 6/15/04          220,000
                     Stater Brothers Inc., Sr. Notes:
     80,000   BB-      11.000% due 3/1/01(c)                                           87,200
     80,000   B        9.000% due 7/1/04(c)                                            80,800
---------------------------------------------------------------------------------------------
                                                                                      599,875
---------------------------------------------------------------------------------------------

Telecommunications -- 7.0%
                     American Communications Service:
    500,000   NR       Sr. Discount Notes, step bond to yield
                         13.297% due 11/1/05                                          372,500
     60,000   NR       Sr. Notes, 13.750% due 7/15/07(c)                               68,700
    200,000   B-     Benedek Communication Corp., Sr. Sub. Discount Notes,
                       step bond to yield 13.893% due 5/15/06                         141,000
    110,000   B+     BTI Telecom Corp., Sr. Notes, 10.500% due 9/15/07(c)             111,650
      3,000   NR     Celcaribe SA, Sr. Secured Notes, step bond to yield
                       9.611% due 3/15/04(c)(f)                                        60,000


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Telecommunications -- 7.0% (continued)
$   250,000   NR     Celcaribe SA, Sr. Secured Notes, step bond to yield
                       11.841% due 3/15/04                                           $257,500
     35,000   NR     Celestica International, Sr. Sub. Notes, 10.500% due 12/31/06     37,975
    510,000   NR     Cellnet Data System Inc., Sr. Discount Notes,
                       step bond to yield 14.000% due 10/1/07(c)(e)                   261,375
    100,000   B-     Cellular Inc., Sr. Sub. Notes, step bond to yield
                       11.038% due 9/1/03                                              97,625
    430,000   CCC-   Cencall Communication Corp., Sr. Discount Notes,
                       step bond to yield 13.045% due 1/15/04(a)                      389,150
                     Centennial Cellular Corp.:
    100,000   B        8.875% due 11/1/01                                             101,250
    200,000   B        10.125% due 5/15/05                                            212,250
     65,000   NR     Colt Telecommunications, step bond to yield
                       12.000% due 12/15/06(b)                                         49,400
    120,000   BB+    Comcast Cellular Corp., Sr. Notes, 9.500% due 5/1/07(c)          124,200
    250,000   BB+    Comcast Corp., Sr. Sub. Notes, 9.500% due 1/15/08                265,000
     30,000   NR     Consorcio Ecuatoriano, Notes, 14.000% due 5/1/02(c)               31,800
     75,000   NR     Dobson Communications Corp., Sr. Notes,
                       11.750% due 4/15/07                                             76,125
    100,000   B-     Echostar Corp., Sr. Secured Notes, 12.500% due 7/1/02(c)         109,000
     15,000   B-     Gray Communications Systems, Sr. Sub. Notes,
                       10.625% due 10/1/06                                             16,200
     20,000   NR     GST Unit Telecommunications Inc., Sr. Sub. Discount Notes,
                       step bond to yield 14.752% due 12/15/05(c)                      14,900
    360,000   NR     GST USA Inc., Sr. Discount Exchangeable Notes,
                       step bond to yield 14.606% due 12/15/05                        262,800
     70,000   B      Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07(c)
                     Hyperion Telecommunications Inc.:                                 75,950
    395,000   B        Sr. Discount Notes, step bond to yield
                         13.426% due 4/15/03(c)                                       272,550
     50,000   NR       Sr. Secured Notes, 12.250% due 9/1/04(c)                        53,375
                     Intelcom Group Inc., Sr. Discount Notes, step bond to yield:
    200,000   NR       12.500% due 5/1/06                                             148,000
    200,000   NR       13.236% due 9/15/05                                            160,000
     45,000   NR     International Wireless Unit. Sr. Secured Discount Notes,
                       zero coupon bond to yield 22.302% due 8/15/01                   26,663
    125,000   CCC    McCaw International Ltd., Sr. Discount Notes,
                       step bond to yield 13.000% due 4/15/07(b)                       76,250
    130,000   B      McLeod Inc., Sr. Discount Notes, step bond to yield
                       10.500% due 3/1/07                                              89,700
                     Metrocall Inc., Sr. Sub. Notes:
     20,000   CCC      9.750% due 11/1/07                                              19,850
    180,000   B-       10.375% due 10/1/07                                            183,150


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Telecommunications -- 7.0% (continued)
$    50,000   B-     Metronet Communications Inc., Sr. Discount Notes,
                       step bond to yield 10.750% due 11/1/07(c)                     $ 29,500
     35,000 Caa*     MGC Communications Inc., Sr. Secured Notes,
                       13.000% due 10/1/04(c)(e)                                       34,738
    585,000   B-     Millicom International Cellular, Sr. Sub. Discount Notes,
                       step bond to yield 12.422% due 6/1/06                          444,600
    125,000   B-     Mobile Telecom, Sr. Notes, 13.500% due 12/15/02                  140,000
                     Nextel Communications Inc.:
    675,000   B3*      Sr. Discount Notes, step bond to yield 12.982% due 8/15/04     573,749
    390,000   CCC      Sr. Discount Notes, step bond to yield
                         10.650% due 9/15/07(c)                                       230,100
    250,000   CCC      Sr. Discount Notes, step bond to yield 10.653% due 9/1/08      244,374
    160,000   CCC      Sr. Sub. Notes, step bond to yield 9.750% due 10/31/07(c)      89,600
                     Nextlink Communications LLC:
    100,000   B        Sr. Discount Notes, 12.500% due 4/15/06                        113,500
    125,000   B        Sr. Notes, 9.625% due 10/1/07                                  126,250
    190,000   CCC+   Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06                  199,500
    210,000   B-     Orbcomm Global, Sr. Notes, 14.000% due 8/15/04                   221,549
     25,000   B-     Outdoor Communications Inc., Sr. Sub. Notes,
                       9.250% due 8/15/07                                              25,000
     40,000   NR     Paging Network Inc., Sr. Notes, 13.500% due 6/6/05(c)             41,200
    160,000   NR     Powertel Inc., Sr. Notes, 11.125% due 6/1/07                     169,599
     76,000   NR     Pricellular Wire, Convertible Debentures, step bond to yield
                     10.054% due 8/15/04(c)                                            65,170
    205,000   B+     Qwest Communications Inc., Sr. Discount Notes,
                       step bond to yield 12.591% due 10/15/07                        131,712
                     RCN Corp.:
    220,000   B3*      Sr. Discount Notes, step bond to yield
                         11.125% due 10/15/07(c)                                      128,150
     30,000   B3*      Sr. Notes, 10.000% due 10/15/07(c)                              29,850
    100,000   BB+    Rogers Cantel, Debentures, 9.375% due 6/1/08                     106,750
     25,000   B2*    Sygnet Wireless, Sr. Notes, 11.500% due 10/1/06                   26,375
    250,000   B+     Teleport Communications, Sr. Discount Notes,
                       step bond to yield 9.974% due 7/1/07                           195,624
     50,000   B-     Telesystems International Inc., Sr. Discount Notes,
                       step bond to yield 10.500% due 11/1/07                          27,125
     45,000   B      Transtel SA, Sr. Notes, 12.500% due 11/1/07(c)                    43,200
     80,000   B-     Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07(c)             82,800
                     Winstar Communications, Sr. Sub. Discount Notes,
                       step bond to yield:
    130,000   NR         12.327% due 3/15/04(c)                                       141,049
    300,000   CCC+       12.327% due 10/15/05(c)                                      276,749
     60,000   B3*    Winstar Equipment Corp., Guaranteed Sr. Secured Notes,
                       12.500% due 3/15/04                                             65,100
---------------------------------------------------------------------------------------------
                                                                                    8,168,801
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Telephone -- 0.4%
                     Diamond Cable Communications PLC, Sr. Discount Notes,
                       step bond to yield:
$   100,000   B-         10.920% due 9/30/04                                         $ 87,000
    225,000   B-         11.468% due 12/15/05                                         167,624
    115,000   B-         10.750% due 2/15/07                                           75,038
     75,000   BB-    Fonorola Inc., Sr. Notes, 12.500% due 8/15/02                     83,625
    120,000   B      Intercel Inc., Sr. Discount Notes,
                       step bond to yield 12.000% due 5/1/06                           84,600
---------------------------------------------------------------------------------------------
                                                                                      497,887
---------------------------------------------------------------------------------------------
Textiles -- 0.3%
     25,000   B-     Gear for Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07           25,625
     30,000   B-     Glenoit Corp., Sr. Sub. Notes, 11.000% due 4/15/07(c)             31,425
    200,000   BB-    Guess Inc., Sr. Sub. Notes, 9.500% due 8/15/03                   206,498
     70,000   BB+    Polysindo International Finance Corp.,
                       Guaranteed Secured Notes, 11.375% due 6/15/06                   72,450
     50,000   NR     William Carter Holdings, Sr. Sub. Notes,
                       12.000% due 10/1/08(c)                                          52,500
     15,000   B-     William Carter, Sr. Sub. Notes, 10.375% due 12/1/06               15,713
---------------------------------------------------------------------------------------------
                                                                                      404,211
---------------------------------------------------------------------------------------------
Transportation -- 0.2%
     15,000   B      Atlantic Express Transportation Corp., Sr. Secured Notes,
                       10.750% due 2/1/04(c)                                           15,788
     40,000   B+     Coach USA Inc., Sr. Sub. Notes, 9.375% due 7/1/07(c)              40,800
    100,000   BB-    Eletson Holdings Inc., 1st Preferred Notes,
                       9.250% due 11/15/03                                            102,249
     75,000   B      Johnstown America Industries Inc., Sr. Sub. Notes,
                       11.750% due 8/15/05(c)                                          81,750
---------------------------------------------------------------------------------------------
                                                                                      240,587
---------------------------------------------------------------------------------------------
Utility - Electric -- 1.0%
     85,000   BB-    AES China Generating Co., Sr. Notes, 10.125% due 12/15/06         89,675
     80,000   BB+    AES Corp., Sr. Sub. Notes, 8.375% due 8/15/07                     79,000
     60,000   B-     Coho Energy, Sr. Sub. Notes, 8.875% due 10/15/07                  59,400
    150,000   BB+    Long Island Lighting Corp., Debentures, 9.000% due 11/1/22       169,312
     17,582   BB-    Midland Funding Corp. I, Sr. Secured Lease Obligation Bond
                       Series C-91, 10.330% due 7/23/02                                18,856
                     Midland Funding Corp. II, Sub. Secured Lease Obligation Bond:
    115,000   B        Series A, 11.750% due 7/23/05                                  135,555
     75,000   B        Series B, 13.250% due 7/23/06                                   91,594
                     Niagara Mohawk Power:
    100,000   BB+      1st Mortgage Notes, 5.875% due 9/1/02                           96,375
    150,000   B+       Medium Term Notes, 9.990% due 5/11/04                          154,687


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
  AMOUNT    RATINGS                    SECURITY                                       VALUE
=============================================================================================
Utility - Electric -- 1.0% (continued)
                     Northeast Utilities, Notes:
$   122,667   BB-      8.380% due 3/1/05                                            $ 122,820
     19,036   BB-      8.580% due 12/1/06                                              19,012
    100,000   CCC+   Petsec Energy Inc., Sr. Sub. Notes, 9.500% due 6/15/07(c)        102,750
---------------------------------------------------------------------------------------------
                                                                                    1,139,036
---------------------------------------------------------------------------------------------
                    TOTAL CORPORATE DEBENTURES
                    (Cost-- $42,303,555)                                           44,061,607
=============================================================================================


   SHARES                                SECURITY                       VALUE
================================================================================
COMMON STOCKS -- 0.3%
         25          AmeriKing, Inc.                                      1,250
      2,583          El Paso Electric Corp.                             281,547
      1,325          Grand Union Co.                                      2,981
      1,881          Nextel Communications Inc.(g)                       34,563
        201          Petracom Holdings(c)                                 1,432
      2,202          Premuim Standard Farms                              66,077
--------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost-- $415,172)                                  387,850
================================================================================
PREFERRED STOCKS -- 2.2%
          4          American Radio Systems                                 478
      1,099          AmeriKing, Inc.                                     29,673
         20          Anvil Holdings Inc.(c)                                 500
                     Cablevision Systems Inc.:
        310            Series H                                          35,263
      2,264            Series M, Payment-in-kind                        248,474
      5,400          California Federal Capitial Corp.                  143,100
        450          Capstar Broadcasting Inc.(c)                        49,950
        899          Chancellor Radio(c)                                103,160
      3,500          Chevy Chase Capital Corp.                          179,375
      2,300          Citadel Broadcasting Inc.(c)                       253,000
        650          Echostar Communications Corp. Payment-in-kind(c)    68,900
        800          Fresenius Medical Care Trust                        81,800
      1,250          Granite Broadcasting                                72,500
        215          Intermedia Communication, Payment-in-kind          247,991
        135          IXC Communications Inc.(c)                         157,613
        850          Nextel Communications Inc.(c)                       97,750
      2,046          Nextlink Communications Inc.                       128,898
         69          NTL Inc., Payment-in-kind                           75,900
      2,401          Public Service Co.                                  61,226
      1,190          SFX Broadcasting Inc.                              136,849
         80          Spanish Broadcasting(c)                             84,800


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   SHARES                                SECURITY                                    VALUE
=============================================================================================
COMMON STOCKS -- 0.3%
PREFERRED STOCKS -- 2.2% (continued)
        234          Time Warner Inc.                                              $  269,685
        750          Von Hoffman Inc.(c)                                               21,450
---------------------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                    (Cost-- $2,337,986)                                             2,548,335
=============================================================================================
WARRANTS -- 0.1%
        900          Advanced Radio Telecom Inc., Expire 2/15/07                       14,400
         65          Esat Inc., Expire 2/1/07                                           1,300
         40          Globalstar, Expire 2/15/04(c)                                      5,080
        150          Heartland Wireless Communications Inc., Expire 4/26/00(c)              2
        395          Hyperion Communications Inc., Expire 4/1/01(c)                    29,644
        495          Intelcom Group Inc., Expire 9/15/05(c)                             7,425
        110          Interact Systems, Expire 8/1/03(c)                                    28
        125          Intermedia Communications Inc., Expire 6/1/00(c)                   8,750
         45          International Wireless, Expire 8/15/01(c)                              0
         75          Louisiana Casino Cruises, Expire 12/1/98                               1
        110          Orion Network Inc., Expire 1/31/07(c)                              1,540
         40          Paging Networks Inc., Expire 5/19/99(c)                                0
        221          President Riverboat Casinos Inc., Expire 9/30/99(c)                  111
         75          Spanish Broadcasting, Expire 6/30/99(c)                           17,624
         40          Sterling Chemicals Inc., Expire 8/15/08                            1,520
        700          Terex Corp., Appreciation Rights, Expire 5/15/02(c)               14,000
        145          Urohealth Systems, Expire 4/1/04(c)                                  725
        300          Wireless One Inc., Expire 10/15/03                                    75
---------------------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost-- $64,913)                                                 102,225
=============================================================================================
                     TOTAL HIGH YIELD SECTOR
                     (Cost-- $45,121,626)                                          47,100,017
=============================================================================================

    FACE
   AMOUNT+                              SECURITY                                       VALUE
=============================================================================================
INTERNATIONAL SECTOR -- 21.8%
=============================================================================================
FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS -- 21.6%
=============================================================================================
Argentina -- 1.1%
    460,000          Argentina Bocon, zero coupon due 4/1/01                          446,468
    997,440          Republic of Argentina, 6.750% due 3/31/05                        850,318
---------------------------------------------------------------------------------------------
                                                                                    1,296,786
---------------------------------------------------------------------------------------------
Australia -- 0.3%
    415,000          FNMA Global, 6.375% due 8/15/07+                                 295,137
---------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT+                              SECURITY                                       VALUE
=============================================================================================
Brazil -- 1.6%
  2,665,116          Brazil Sinking Bond, 7.283% due 4/15/14                       $1,838,930
---------------------------------------------------------------------------------------------
Canada -- 1.7%
                     Canada Government:
  2,120,000            7.250% due 6/1/07(a)                                         1,701,845
    370,000            8.000% due 6/1/27                                              335,084
---------------------------------------------------------------------------------------------
                                                                                    2,036,929
---------------------------------------------------------------------------------------------
Denmark -- 0.6%
  5,050,000          NYKREDIT, 6.000% due 10/1/26                                     713,455
---------------------------------------------------------------------------------------------
France -- 3.2%
 20,990,000          French BTAN Treasury Bill, 4.750% due 3/12/02(a)               3,608,705
                       Ivory Coast, Inc.:
    800,000              FLRB, 2.000% due 12/29/49                                     41,696
    800,000              PDI, 1.900% due 12/29/49                                      50,035
---------------------------------------------------------------------------------------------
                                                                                    3,700,436
---------------------------------------------------------------------------------------------
Germany -- 4.3%
                     DBR Unity:
  1,465,000            8.000% due 1/21/02                                             947,130
  3,015,000            6.500% due 7/4/27(a)                                         1,823,610
                     Deutschland Republic:
  2,720,000            6.000% due 1/4/07(a)                                         1,624,635
  1,060,000            6.500% due 7/4/27(a)                                           637,934
---------------------------------------------------------------------------------------------
                                                                                    5,033,309
---------------------------------------------------------------------------------------------
Great Britain -- 2.4%
                     United Kingdom Treasury:
    805,000            7.500% due 12/7/06                                           1,432,583
    705,000            8.000% due 6/7/21                                            1,396,487
---------------------------------------------------------------------------------------------
                                                                                    2,829,070
---------------------------------------------------------------------------------------------
Mexico -- 2.7%
                     Mexico Par:
  2,214,000            6.250% due 12/31/19                                          1,737,990
    877,000            6.250% due 12/31/19                                            688,445
  880,000            United Mexico States, 6.813% due 12/13/19                        783,200
---------------------------------------------------------------------------------------------
                                                                                    3,209,635
---------------------------------------------------------------------------------------------
New Zealand -- 1.4%
  2,445,000          New Zealand Government, 8.000% due 4/15/04                     1,634,077
---------------------------------------------------------------------------------------------

Peru -- 0.2%
    395,000          Peru PDI 4.000% due 3/7/17                                       271,024
---------------------------------------------------------------------------------------------
Philippines -- 0.4%
    632,000          Philippines, 5.250% due 12/1/17                                  521,400
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

=============================================================================================
 Schedules of Investments (continued)                                        October 31, 1997
=============================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT+                              SECURITY                                       VALUE
=============================================================================================
Russia -- 1.3%
   1,010,000         Russian Loan, zero coupon due 4/1/19(c)                        $ 858,500
   1,066,000         Russian Loan, zero coupon due 12/15/02(h)                        628,940
---------------------------------------------------------------------------------------------
                                                                                    1,487,440
---------------------------------------------------------------------------------------------

South Africa -- 0.2%
   1,158,000         Republic of South Africa, 13.000% due 8/31/10                    219,010
---------------------------------------------------------------------------------------------
Turkey -- 0.2%
84,280,000,000       Turkey T-Bill, zero coupon due 9/16/98                           226,950
---------------------------------------------------------------------------------------------
                     TOTAL FOREIGN GOVERNMENT AGENCIES
                     & OBLIGATIONS (Cost-- $25,248,619)                            25,313,588
=============================================================================================

   SHARES                               SECURITY                                     VALUE
=============================================================================================
CALL OPTIONS -- 0.2%
   1,010,000         German Deutschemark Future Call @ 1.78, Expire 11/13/97            1,313
 900,000,000         Japan Government Bond Future Call @ 128, Expire 11/13/97         194,751
---------------------------------------------------------------------------------------------
                     TOTAL CALL OPTIONS (Cost-- $164,186)                             196,064
=============================================================================================
                     TOTAL INTERNATIONAL SECTOR
                     (Cost-- $25,412,805)                                          25,509,652
=============================================================================================
    FACE
   AMOUNT                               SECURITY                                       VALUE
=============================================================================================
REPURCHASE AGREEMENT -- 4.8%
$  5,582,000         SBC Warburg Securities Inc., 5.650% due 11/3/97;
                     Proceeds at maturity-- $5,584,628; (Fully collateralized
                     by U.S. Treasury Notes, 6.250% due 8/15/23;
                     Market value-- $5,711,062) (Cost-- $5,582,000)                 5,582,000
=============================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $114,243,368**)                                     $117,143,873
=============================================================================================

(a) Security is segregated for forward exchange contracts and/or for securities traded on a "to-be-announced" or when issued basis.

(b)  Security is traded on a "to-be-announced" basis (See Note 9).

(c) Security is exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.

(d)  Rule 144 security.

(e)  Security is issued with attached warrants.

(f)  Security is issued with attached trust certificates.

(g)  Security is valued by the Fund's Board of Directors (See Note 10).

(h)  Security is traded on a when-issued basis (See Note 9).

+    Represents local currency.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

================================================================================
 Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B    -- Bonds rated "B" have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- Bonds rated "CCC" are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.


Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

=============================================================================================
 Statements of Assets and Liabilities                                        October 31, 1997
=============================================================================================
                                                                                    Putnam
                                                                 Smith Barney     Diversified
                                                                  High Income       Income
                                                                   Portfolio       Portfolio
=============================================================================================
ASSETS:
  Investments, at value (Cost--$116,293,940
    and $114,243,368, respectively)                              $120,058,375   $117,143,873
  Cash                                                                180,189             --
  Dividends and interest receivable                                 2,101,697      1,886,178
  Receivable for securities sold                                    2,092,231     11,691,911
  Receivable for Fund shares sold                                     170,972        141,704
  Receivable for closed forward foreign currency contracts                 --        160,892
  Receivable for open forward foreign currency contracts                   --        635,636
  Other receivables                                                        --          4,785
--------------------------------------------------------------------------------------------
  Total Assets                                                    124,603,464    131,664,979
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    577,841      8,614,160
  Management fees payable                                             217,480         74,289
  Payable for open forward foreign currency contracts (Note 5)         42,125        870,605
  Payable for closed forward foreign currency contracts                    --        313,896
  Payable to bank                                                          --        117,709
  Options written (Note 4)                                                 --         12,827
  Accrued expenses                                                     39,920         60,433
--------------------------------------------------------------------------------------------
  Total Liabilities                                                   877,366     10,063,919
--------------------------------------------------------------------------------------------
Total Net Assets                                                 $123,726,098   $121,601,060
============================================================================================
NET ASSETS:
  Par value of capital shares                                    $         93   $         99
  Capital paid in excess of par value                             109,303,094    112,279,025
  Undistributed net investment income                               8,703,403      5,343,943
  Accumulated net realized gain from security transactions,
    options and foreign currencies                                  2,001,663      1,361,555
  Net unrealized appreciation of investments,
    options and foreign currencies                                  3,717,845      2,616,438
--------------------------------------------------------------------------------------------
Total Net Assets                                                 $123,726,098   $121,601,060
============================================================================================
Shares Outstanding                                                  9,337,510      9,881,456
--------------------------------------------------------------------------------------------
Net Asset Value                                                        $13.25         $12.31
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

=============================================================================================
 Statements of Operations                                 For the Year Ended October 31, 1997
=============================================================================================
                                                                                   Putnam
                                                                  Smith Barney   Diversified
                                                                   High Income     Income
                                                                    Portfolio     Portfolio
============================================================================================
INVESTMENT INCOME:
  Interest                                                    $ 9,027,386        $ 7,787,701
  Dividends                                                       363,797            147,602
  Less: Foreign withholding tax                                        --             (4,203)
--------------------------------------------------------------------------------------------
  Total Investment Income                                       9,391,183          7,931,100
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                        558,996            753,736
  Shareholder communications                                       22,064             29,999
  Audit and legal                                                  20,044             16,002
  Pricing service fees                                             12,071             19,998
  Directors' fees                                                   9,328              6,001
  Shareholder and system servicing fees                             7,522              7,001
  Registration fees                                                    --              1,079
  Custody                                                           5,713             30,999
  Other                                                            18,048             25,518
--------------------------------------------------------------------------------------------
  Total Expenses                                                  653,786            890,333
--------------------------------------------------------------------------------------------
Net Investment Income                                           8,737,397          7,040,767
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3, 4 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)     1,990,921          1,369,385
    Options purchased                                                  --            323,210
    Foreign currency transactions                                     186         (2,200,027)
--------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                      1,991,107           (507,432)
--------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments, Options and Foreign Currencies:
    Beginning of year                                             688,950            936,444
    End of year                                                 3,717,845          2,616,438
--------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                       3,028,895          1,679,994
--------------------------------------------------------------------------------------------
Net Gain on Investments, Options and
  Foreign Currencies                                            5,020,002          1,172,562
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                        $13,757,399        $ 8,213,329
============================================================================================

                       See Notes to Financial Statements.

===================================================================================
 Statements of Changes in Net Assets
===================================================================================
                                                           Years Ended October 31,
                                                     ------------------------------
Smith Barney High Income Portfolio                         1997             1996
===================================================================================
OPERATIONS:
  Net investment income                              $   8,737,397    $   4,295,269
  Net realized gain                                      1,991,107          325,168
  Increase in net unrealized appreciation                3,028,895          323,019
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                13,757,399        4,943,456
-----------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                 (3,902,709)      (1,234,142)
  Net realized gains                                      (325,225)              --
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                       (4,227,934)      (1,234,142)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                      46,549,788       41,371,503
  Net asset value of shares issued
    for reinvestment of dividends                        4,227,935        1,234,142
  Cost of shares reacquired                             (2,536,014)        (809,848)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             48,241,709       41,795,797
-----------------------------------------------------------------------------------
Increase in Net Assets                                  57,771,174       45,505,111
NET ASSETS:
  Beginning of year                                     65,954,924       20,449,813
-----------------------------------------------------------------------------------
  End of year*                                       $ 123,726,098    $  65,954,924
===================================================================================

* Includes undistributed net investment income of:      $8,703,403       $3,902,810
===================================================================================

                       See Notes to Financial Statements.

===================================================================================
 Statements of Changes in Net Assets (continued)
===================================================================================
                                                          Years Ended October 31,
                                                      -----------------------------
Putnam Diversified Income Portfolio                        1997             1996
===================================================================================
OPERATIONS:
  Net investment income                              $   7,040,767    $   4,349,534
  Net realized gain (loss)                                (507,432)         620,131
  Increase in net unrealized appreciation                1,679,994          464,183
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 8,213,329        5,433,848
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (4,024,282)      (1,338,472)
  Net realized gains                                      (649,717)        (505,992)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                       (4,673,999)      (1,844,464)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                      34,247,136       44,714,713
  Net asset value of shares issued
    for reinvestment of dividends                        4,673,999        1,844,465
  Cost of shares reacquired                             (1,935,399)        (586,297)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             36,985,736       45,972,881
-----------------------------------------------------------------------------------
Increase in Net Assets                                  40,525,066       49,562,265
NET ASSETS:
  Beginning of year                                     81,075,994       31,513,729
-----------------------------------------------------------------------------------
  End of year*                                       $ 121,601,060    $  81,075,994
===================================================================================
* Includes undistributed net investment income of:      $5,343,943       $4,128,520
===================================================================================

                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements
================================================================================

     1.   SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, GT Global Strategic Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this

================================================================================
 Notes to Financial Statements (continued)
================================================================================

change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, Putnam Diversified Income and Smith Barney High Income Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

     2.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). SBHI pays SBMFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

     TIA has entered into a Sub-Administrative Services Agreement with SBMFM. TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

     All officers and one Director of the Fund are employees of SB.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     3.   INVESTMENTS

     During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       SBHI            PDIP
================================================================================
Purchases                                         $116,429,532     $271,061,776
--------------------------------------------------------------------------------
Sales                                               73,836,895      233,505,199
================================================================================

     At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                       SBHI            PDIP
================================================================================
Gross unrealized appreciation                      $ 4,541,581       $5,280,669
Gross unrealized depreciation                         (777,146)      (2,380,164)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $ 3,764,435       $2,900,505
================================================================================

     4.   OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At October 31, 1997, PDIP held two purchased call options with a cost of $164,186.

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received

================================================================================
 Notes to Financial Statements (continued)
================================================================================

without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call option transactions occurred in PDIP during the year ended October 31, 1997:

                                                         Number of
                                                         Contracts   Premiums
===============================================================================
Options written, outstanding at October 31, 1996               0      $     0
Options written during the year ended October 31, 1997    27,977       75,647
Options cancelled in closing purchase transactions       (26,967)     (63,072)
-------------------------------------------------------------------------------
Options written, outstanding at October 31, 1997           1,010      $12,575
===============================================================================

     The following represents the covered call option written contracts held by PDIP open as of October 31, 1997:

 Number of                                                    Strike
 Contracts                                      Expiration     Price       Value
================================================================================
  1,010      USD/German Deutschemark             11/13/97     $1.73    $(12,827)
--------------------------------------------------------------------------------
             Total Covered Put Options Written
             (Premiums received-- $12,575)                             $(12,827)
================================================================================


     5.   FOREIGN CURRENCY EXCHANGE CONTRACTS

     At October 31, 1997, the Portfolios had open foreign currency exchange contracts as described below. The Portfolio records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected in the accompanying financial statements as follows:

======================================================================================
 Notes to Financial Statements (continued)
======================================================================================

Smith Barney High Income Portfolio

                                        Local         Market    Settlement   Unrealized
Foreign Currency                      Currency        Value       Date          Loss
======================================================================================
To Buy:
   German Deutschemark                 635,589       $369,961    12/1/97      $(10,274)
   German Deutschemark               1,200,000        699,356   12/22/97       (19,123)
   German Deutschemark                 825,000        481,034   12/30/97       (12,728)
--------------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                                 $(42,125)
======================================================================================

Putnam Diversified Income Portfolio

                                Local           Market  Settlement       Unrealized
Foreign Currency              Currency          Value      Date          Gain (Loss)
====================================================================================
To Buy:
   Australian Dollar           316,900         222,370   12/17/97        $(15,647)
   British Pound               154,000         257,250   12/17/97            (392)
   French Franc                329,000          57,158    6/30/98           2,457
   German Deutschemark       4,089,000       2,375,944   12/17/97          39,373
   German Deutschemark       4,609,188       2,678,203   12/17/97         129,015
   German Deutschemark         583,650         339,134   12/17/97          14,533
   German Deutschemark         544,300         316,270   12/17/97           7,368
   German Deutschemark         921,150         535,241   12/17/97           9,860
   German Deutschemark         416,250         241,865   12/17/97           4,659
   German Deutschemark       1,324,800         769,785   12/17/97          (3,347)
   German Deutschemark          10,250           5,956   12/17/97             (20)
   Indonesian Rupiah     2,588,246,700         698,231    2/23/98         (47,338)
   Indonesian Rupiah     1,490,895,300         386,798    6/23/98          13,234
   Italian Lira          1,308,640,760         771,968   12/17/97          29,650
   Italian Lira          6,840,427,200       4,035,174   12/17/97         152,517
   Japanese Yen             65,857,200         549,910   12/17/97          (2,120)
   Japanese Yen             56,905,765         475,165   12/17/97          (1,832)
   Japanese Yen            455,328,115       3,802,005   12/17/97         (14,660)
   Japanese Yen             86,108,400         719,008   12/17/97         (13,351)
   Japanese Yen             75,404,000         629,626   12/17/97          (7,706)
   Japanese Yen            165,796,000       1,384,402   12/17/97          11,566
   Japanese Yen             76,608,650         639,685   12/17/97           5,596
   Japanese Yen             11,763,100          98,222   12/17/97            (490)
   Philippines Peso         10,816,470         298,506    3/25/98         (10,110)
   Poland Zlotty               560,050         144,903    6/05/98          (8,071)
   Spanish Peseta          155,004,080       1,063,785   12/17/97          42,018
   Swedish Krona             6,390,000         851,387   12/17/97          28,993
   Swedish Krona             2,060,510         274,537   12/17/97           1,616
   Swedish Krona               455,822          60,733   12/17/97             359
   Swedish Krona             2,597,000         346,018   12/17/97           3,857
   Swiss Franc               1,346,150         966,298   12/17/97          53,654
   Venezuelan Bolivar       79,675,200         149,695    6/05/98           6,395
   Venezuelan Bolivar       61,799,300         116,110    6/05/98           2,404
   Venezuelan Bolivar       61,799,300         116,110    6/05/98             974
   Venezuelan Bolivar       61,799,300         115,351    6/19/98             268
---------------------------------------------------------------------------------
                                                                          435,282
---------------------------------------------------------------------------------

======================================================================================================
 Notes to Financial Statements (continued)
======================================================================================================

                                            Local             Market    Settlement        Unrealized
Foreign Currency                           Currency           Value       Date             Gain (Loss)
======================================================================================================
To Sell:
   Australian Dollar                      (173,581)          (121,803)   12/17/97            $2,947
   Canadian Dollar                      (1,455,800)        (1,036,157)   12/17/97            15,834
   Danish Krona                           (719,347)          (109,861)   12/17/97            (5,049)
   French Franc                        (21,694,000)        (3,762,596)   12/17/97          (111,439)
   German Deutschemark                    (928,300)          (539,364)   12/17/97           (17,702)
   German Deutschemark                  (4,217,800)        (2,450,784)   12/17/97          (119,769)
   German Deutschemark                    (934,500)          (542,998)   12/17/97           (27,117)
   German Deutschemark                    (118,785)           (69,021)   12/17/97            (3,293)
   German Deutschemark                  (2,800,150)        (1,627,048)   12/17/97           (76,905)
   German Deutschemark                  (4,091,610)        (2,377,461)   12/17/97          (112,712)
   German Deutschemark                    (414,300)          (240,732)   12/17/97           (11,129)
   German Deutschemark                    (477,800)          (277,629)   12/17/97           (11,855)
   German Deutschemark                  (2,738,000)        (1,590,935)   12/17/97           (47,652)
   German Deutschemark                    (695,000)          (403,835)   12/17/97           (12,012)
   German Deutschemark                  (1,123,700)           (17,717)   12/17/97           (17,717)
   German Deutschemark                  (1,724,700)        (1,002,150)   12/17/97            (1,367)
   German Deutschemark                     (93,400)           (54,745)    6/05/98             1,158
   Italian Lira                     (4,929,152,700)        (2,907,712)   12/17/97          (111,299)
   Japanese Yen                       (150,115,800)        (1,253,472)   12/17/97             4,833
   Japanese Yen                         (8,903,800)           (74,347)   12/17/97               277
   Japanese Yen                        (99,155,797)          (827,954)   12/17/97             2,858
   Japanese Yen                        (81,217,128)          (678,166)   12/17/97             1,760
   Japanese Yen                        (86,520,000)          (722,445)   12/17/97            (5,454)
   New Zealand Dollar                     (632,000)          (392,181)   12/17/97             5,979
   New Zealand Dollar                     (319,600)          (198,325)   12/17/97             1,288
   New Zealand Dollar                     (319,200)          (198,325)   12/17/97             2,272
   New Zealand Dollar                     (885,000)          (549,178)   12/17/97            11,912
   New Zealand Dollar                   (1,106,900)          (686,876)   12/17/97            21,540
   South African Rand                     (468,800)           (96,099)   12/17/97             1,496
   South African Rand                     (450,000)           (92,245)   12/17/97             1,116
   Swiss Franc                          (1,227,500)          (881,128)   12/17/97           (48,699)
   Swiss Franc                            (121,350)           (87,108)   12/17/97            (4,351)
---------------------------------------------------------------------------------------------------
                                                                                           (670,251)
---------------------------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                                             $(234,969)
===================================================================================================

     6.   REPURCHASE AGREEMENTS


     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     7.   FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At October 31, 1997, the Portfolios had no open futures contracts.

     8.   LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

     At October 31, 1997, the Portfolios had no securities on loan.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     9.   SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

     In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

     At October 31, 1997, PDIP held five TBA securities with a cost of $4,152,230 and one when-issued security with a cost of $735,954.

     10.  SECURITY VALUED BY THE FUND'S BOARD OF DIRECTORS

     The following security held by the Portfolios on October 31, 1997, is a restricted security under the Federal securities laws and is valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.

                                                                  Value          10/31/97      Percentage
                                  Acquisition                      Per             Fair         of Total
Security                             Date           Shares         Unit            Value        Net Assets        Cost
=======================================================================================================================
SBHI
Nextel Communications Inc.
Common Stock                       9/11/97           2,323         $18.37         $42,685         0.03%         $37,485
=======================================================================================================================
PDIP
Nextel Communications Inc.
Common Stock                       9/10/97           1,881         $18.37         $34,563         0.03%         $30,353
=======================================================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     11.  CAPITAL SHARES

     At October 31, 1997, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                          Year Ended             Year Ended
                                       October 31, 1997       October 31, 1996
===============================================================================
Smith Barney High Income Portfolio
Shares sold                               3,725,306              3,599,769
Shares issued on reinvestment               358,299                111,284
Shares redeemed                            (202,326)               (70,401)
-------------------------------------------------------------------------------
     Net Increase                         3,881,279              3,640,652
===============================================================================
Putnam Diversified Income Portfolio
Shares sold                               2,882,116              3,899,802
Shares issued on reinvestment               403,976                163,407
Shares redeemed                            (165,387)               (51,742)
-------------------------------------------------------------------------------
Net Increase                              3,120,705              4,011,467
===============================================================================

===================================================================================================
 Financial Highlights
===================================================================================================

For a share of each capital stock outstanding throughout each year:

Smith Barney High Income Portfolio                1997           1996           1995          1994(1)
===================================================================================================
Net Asset Value, Beginning of Year               $12.09         $11.26         $10.07        $10.00
---------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                         0.88           1.14           0.93          0.29
  Net realized and unrealized gain (loss)          1.00           0.19           0.48         (0.22)
---------------------------------------------------------------------------------------------------
Total Income From Operations                       1.88           1.33           1.41          0.07
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.66)         (0.50)         (0.22)           --
  Net realized gains                              (0.06)            --             --            --
---------------------------------------------------------------------------------------------------
Total Distributions                               (0.72)         (0.50)         (0.22)           --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.25         $12.09         $11.26        $10.07
---------------------------------------------------------------------------------------------------
Total Return                                      16.24%         12.17%         14.30%         0.70%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $123,726        $65,955        $20,450        $3,395
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                      0.70%          0.84%          0.70%         0.69%+
  Net investment income                            9.36           9.79           9.54          7.55+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              89%           104%            57%           15%
===================================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(2) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                  Expense Ratios
                  Net Investment Income        Without Fee Waivers
                   Per Share Decreases           and Reimbursement
                  ---------------------        -------------------
                    1995        1994               1995      1994
                    -----      -----              -----     -------
                    $0.04      $0.07              1.07%     2.60%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

==========================================================================================================
 Financial Highlights (continued)
==========================================================================================================

For a share of capital stock outstanding throughout each year:

Putnam Diversified Income Portfolio                    1997           1996(1)          1995          1994(2)
==========================================================================================================
Net Asset Value, Beginning of Year                    $11.99         $11.46           $10.18        $10.00
----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                              0.67           0.78             0.79          0.23
  Net realized and unrealized gain (loss) 0.30          0.27           0.58            (0.05)
----------------------------------------------------------------------------------------------------------
Total Income From Operations                            0.97           1.05             1.37          0.18
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.56)         (0.39)           (0.09)           --
  Net realized gains                                   (0.09)         (0.13)              --            --
----------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.65)         (0.52)           (0.09)           --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $12.31         $11.99           $11.46        $10.18
----------------------------------------------------------------------------------------------------------
Total Return                                            8.44%          9.43%           13.55%         1.80%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $121,601        $81,076          $31,514        $6,763
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                           0.88%          0.96%            0.97%         0.98%+
  Net investment income                                 6.99           7.57             7.53          6.14+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  253%           255%             276%           20%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                Expense Ratios
                Net Investment Income         Without Fee Waivers
                 Per Share Decreases           and Reimbursement
                ---------------------         --------------------
                  1995       1994                1995      1994
                ------      -----                ----      ----
                $0.04       $0.07                1.31%     2.92%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


================================================================================
 Tax Information (unaudited)
================================================================================

     The following percentage of ordinary income distributions has been designated as qualifying for the dividends received deduction available to corporate shareholders:

     o    Smith Barney High Income Portfolio 8.60%

   For Federal income tax purposes the Putnam Diversified Income Portfolio hereby designates for the fiscal year ended October 31, 1997:

     o    long-term capital gain distributions paid of $110,871.

================================================================================
 Independent Auditor's Report
================================================================================

The Shareholders and Board of Directors of Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney High Income and Putnam Diversified Income Portfolios of Travelers Series Fund Inc. as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994 (commencement of operations)to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney High Income and Putnam Diversified Income Portfolios of Travelers Series Fund Inc. as of October 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.



/s/KPMG Peat Marwick LLP
---------------------------
New York, New York
December 18, 1997

Travelers Series                       SMITH BARNEY
Fund Inc.                              ------------

                                       A Member of TravelersGroup[LOGO]


Directors                              Investment Managers

Victor K. Atkins                       Smith Barney Mutual Funds
A.E. Cohen                                Management Inc.
Robert A. Frankel                      Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron                      Distributor
Heath B. McLendon, Chairman
James M. Shuart                        Smith Barney Inc.

Officers                               Custodian

Heath B. McLendon                      PNC Bank, N.A.
President and Chief Executive Officer
                                       Annuity Administration
Lewis E. Daidone
Senior Vice President and Treasurer    Travelers Annuity Investor Services
                                       5 State House Square
John C. Bianchi                        1 Tower Square
Vice President                         Hartford, CT 06183

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President
                                       This report is submitted for the general
Bruce D. Sargent                       information of the shareholders of
Vice President                         Travelers Series Fund Inc. -- Smith
                                       Barney High Income and Putnam
Phyllis Zahorodny                      Diversified Income Portfolios. It is not
Vice President                         authorized for distribution to
                                       prospective investors unless accompanied
Thomas M. Reynolds                     or preceded by a current Prospectus for
Controller                             the Portfolios, which contains
                                       information concerning the Portfolios'
Christina T. Sydor                     investment policies and expenses as well
Secretary                              as other pertinent information.



                                       Travelers Series Fund Inc.
                                       388 Greenwich Street
                                       New York, New York 10013


                                       IN0254 12/97